As filed with the Securities and Exchange Commission on January 17, 2020

File No.

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___
Post-Effective Amendment No. ___

(Check appropriate box or boxes)

AQUILA MUNICIPAL TRUST

(Exact Name of Registrant as Specified in Charter)

(212) 697-6666
(Area Code and Telephone Number)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Diana P. Herrmann
Aquila Investment Management LLC
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and Address of Agent for Service)

Copy to: Roger P. Joseph, Esq.
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Shares of beneficial interest of Aquila Tax-Free Trust of Oregon, a series of the Registrant.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

It is proposed that this registration statement will become effective on February 16, 2020, pursuant to Rule 488 under the Securities Act of 1933, as amended.

AQUILA TAX-FREE TRUST OF OREGON
120 West 45th Street, Suite 3600
New York, New York 10036

[   ], 2020

Dear Fellow Shareholder:

A Special Shareholder Meeting of Aquila Tax-Free Trust of Oregon (the “Fund”), a series of The Cascades Trust, will be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York, on Friday, May 29, 2020, to vote on the applicable proposals listed in the enclosed Proxy Statement/Prospectus.  The Special Shareholder Meeting will be held at 10:00 a.m. (Eastern time).

The purpose of the Special Shareholder Meeting is to seek shareholder approval of the following proposals recently approved by your Board of Trustees:

Fund Reorganization.  You are being asked to approve the Reorganization of your Fund so that it will operate as a series of Aquila Municipal Trust.  As described in the enclosed proxy statement, the anticipated benefits of the Reorganization include more efficient and streamlined oversight and administration of your Fund, long-term cost savings, more efficient and effective communication among the Board members who oversee municipal bond funds in the Aquila Group of Funds, and enhanced governance capabilities.  We wish to assure you that there will be no change to the investment objective, principal investment strategies or investment management team of your Fund in connection with this proposal.

Election of Trustees.  In addition to asking you to approve the Reorganization, you are being asked to elect Trustees of your Fund in the event that the Reorganization is not approved and consummated by June 30, 2020.  In addition to four Trustees who currently serve on the Board of Trustees of your Fund, you are being asked to elect five Trustees who currently serve on the Board of Aquila Municipal Trust.  Please note that the five Trustees who currently serve on the Board of Aquila Municipal Trust will only become Trustees of your Fund if the Reorganization is not approved and consummated by June 30, 2020.  As described in the enclosed proxy statement, the anticipated benefits of consolidating the Board of Trustees of your Fund with the Board of Trustees of Aquila Municipal Trust include many of the same efficiencies that are expected to be achieved if the Reorganization was to be consummated, including long-term cost savings.  In particular, it is anticipated that your Fund’s aggregate Trustee fees and expenses, as well as the costs associated with holding Board and committee meetings, would go down.

Your Trustees recommend that you vote “FOR” each of the proposals. Attached, please find answers to various questions you may have in connection with the Meeting.  Before you vote, please read the full text of the proxy statement for an explanation of each of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed instructions to submit voting instructions over the Internet or by telephone. Alternatively, you may submit voting instructions by signing and dating the proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that your shares will be voted in accordance with your instructions and to minimize the expense to your Fund, please submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please call 800-437-1020 or 212-697-6666.

Sincerely,

/s/ Diana P. Herrmann

Diana P. Herrmann
Vice Chair and President

IMPORTANT QUESTIONS AND ANSWERS
RELATED TO THE SPECIAL SHAREHOLDER MEETING

Below, please find answers to various questions you may have in connection with the Special Shareholder Meeting.  We also encourage you to read the full text of the enclosed Combined Proxy Statement/Prospectus.

Q.	Why am I receiving a Combined Proxy Statement/Prospectus?

A.	You are being asked to vote on two proposals as described below.

Q.	Why am I being asked to vote on these proposals?

A.
These proposals require shareholder approval. Your Fund’s Board of Trustees has approved the proposals, believes they are in shareholders’ best interests and recommends that you approve them.  Each proposal is intended to help achieve certain efficiencies in the oversight and administration of your Fund and, therefore, is a potential long-term shareholder benefit.

Q.	Will my vote make a difference?

A.
Yes, your vote is very important and can make a difference in the governance of your Fund, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board of Trustees can be implemented.

Q.	What am I being asked to vote “FOR” at the Special Shareholder Meeting?

A.
You are being asked to approve the Reorganization of your Fund so that your Fund will operate as a series of Aquila Municipal Trust.  The anticipated benefits of the Reorganization include more efficient and streamlined oversight and administration of your Fund, long-term cost savings, more efficient and effective communication among the Board members who oversee municipal bond funds in the Aquila Group of Funds, and enhanced governance capabilities.  There will be no change to the investment objective, principal investment strategies or investment management team of your Fund in connection with the proposal.

In addition, you are being asked to elect Trustees of your Fund in the event that the Reorganization is not approved and consummated by June 30, 2020.  In addition to four Trustees who currently serve on the Board of Trustees of your Fund, you are being asked to elect five Trustees who currently serve on the Board of Aquila Municipal Trust.  Please note that the five Trustees who currently serve on the Board of Aquila Municipal Trust will only become Trustees of your Fund if the Reorganization is not approved and consummated by June 30, 2020.  The anticipated benefits of consolidating the Board of Trustees of your Fund with the Board of Trustees of Aquila Municipal Trust include many of the same efficiencies that are expected to be achieved if the Reorganization was to be consummated, including long-term cost savings.  In particular, it is anticipated that your Fund’s aggregate Trustee fees and expenses, as well as the costs associated with holding Board and committee meetings, would go down.

Q.	How will my Fund’s expenses change as a result of the Reorganization?

A.
The Reorganization is expected to reduce Fund expenses over the long term because it will help achieve certain efficiencies in the oversight and administration of your Fund.  In particular, it is anticipated that your Fund’s aggregate Trustee fees and expenses, as well as the costs associated with holding Board and committee meetings, would go down.

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call 800-437-1020 or 212-697-6666.

Q.	How do I vote my shares?

A.
You can provide voting instructions by computer by going to the Internet address provided on the proxy card(s) or by telephone by calling the toll-free number on the enclosed proxy card(s) and following the instructions, using your proxy card(s) as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card(s), and mailing it in the enclosed postage-paid envelope.

You also may attend the Special Shareholder Meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly. In order to ensure that your shares will be voted in accordance with your instructions, and to minimize expenses to your Fund, please submit your proxy as soon as possible.

Q.	Who are Broadridge Financial Solutions, Inc. and Computershare Fund Services?

A.
Broadridge Financial Solutions, Inc. and Computershare Fund Services, neither of which is affiliated with your Fund, the Manager or the Sub-Adviser, each specialize in assisting financial firms with shareholder meetings. Your Fund has hired both Broadridge Financial Solutions, Inc. and Computershare Fund Services to contact shareholders and record proxy votes. As the Special Shareholder Meeting approaches, shareholders who have not yet voted their shares may receive a telephone call from Computershare Fund Services asking for shareholders’ votes so that the Meeting will not need to be postponed.

Q.	How do I vote?

A.	When voting via the internet or by telephone you will be required to enter the identifying numbers that appear on your proxy card. If voting by mail, please complete, sign and date the proxy card.

When signing the proxy card:

Individual accounts: Please sign exactly as your name appears on your account registration shown on the proxy card.

Joint accounts: Either owner may sign the proxy card, but the name of the person signing should conform exactly to the name shown in the account registration.

All other accounts: the person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Mary Smith, Trustee.”

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR MAY 29, 2020

Dear Shareholders:

This is the formal agenda for your Fund’s special shareholder meeting (the “Special Shareholder Meeting”).  It tells you what matters will be voted on by your Fund and the time and place of the Special Shareholder Meeting.

The Special Shareholder Meeting will be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York, on Friday, May 29, 2020, at 10:00 A.M., Eastern Time, to consider the following:

1.
A proposal to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust, solely in exchange for shares of Aquila Tax-Free Trust of Oregon, a series of Aquila Municipal Trust, to be distributed to the shareholders of Aquila Tax-Free Trust of Oregon, and the assumption of all of the liabilities of Aquila Tax-Free Trust of Oregon, and (ii) the subsequent liquidation and dissolution of Aquila Tax-Free Trust of Oregon; and

2.	To elect Trustees of Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust; and

3.	To transact such other business as may properly come before the Special Shareholder Meeting or any adjournments or postponements thereof.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE “FOR” THE PROPOSALS.

Shareholders of record as of the close of business on [             ], 2020 are entitled to vote at the Special Shareholder Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

/s/ Anita Albano

Anita Albano
Secretary

[   ], 2020

Whether or not you expect to attend the Special Shareholder Meeting, please vote promptly by completing and returning the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote over the internet or by telephone. Your vote could be critical in allowing your Fund to hold its meeting as scheduled. If shareholders do not return their proxies in sufficient numbers, your Fund may be required to make additional solicitations which could result in additional expense to your Fund.

COMBINED

PROXY STATEMENT
OF
THE CASCADES TRUST
on behalf of its series:
AQUILA TAX-FREE TRUST OF OREGON

AND

PROSPECTUS
FOR
AQUILA MUNICIPAL TRUST
on behalf of its series:
AQUILA TAX-FREE TRUST OF OREGON

The address and telephone number of each Fund is:
120 West 45th Street, Suite 3600
New York, New York 10036
1-800-437-1020
www.aquilafunds.com

Shares of Aquila Tax-Free Trust of Oregon have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”).  The SEC has not passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

An investment in Aquila Tax-Free Trust of Oregon (sometimes referred to herein as the “Fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Proxy Statement/Prospectus sets forth information about your Fund that an investor needs to know before investing. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined proxy statement/prospectus, dated [  ], 2020 (the “Proxy Statement/Prospectus”), is being furnished to shareholders of Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust (the “Current Fund”), in connection with the solicitation by the Current Fund’s Board of Trustees (the “Trustees”) of proxies to be used at a Special Meeting of the shareholders of the Current Fund to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York, on Friday, May 29, 2020, beginning at 10:00 A.M. (Eastern time).  The Proxy Statement/Prospectus is being mailed to shareholders of the Current Fund on or about [   ], 2020.

The purpose of the Special Shareholder Meeting is to seek shareholder approval of the following proposals recently approved the Board of Trustees of the Current Fund:

I. Fund Reorganization:

Shareholders are being asked to approve the reorganization of the Current Fund so that it will operate as a series of Aquila Municipal Trust (the “Successor Fund”).  The Trustees recommend that you vote FOR this proposal.

The Current Fund is the sole series of The Cascades Trust, an open-end management investment company organized as a Massachusetts business trust.  For purposes of the discussion of fund-level tax consequences below, references to the Current Fund also include The Cascades Trust.  The Successor Fund is a newly organized series of Aquila Municipal Trust, an open-end management investment company organized as a Massachusetts business trust.  The Successor Fund will commence operations upon consummation of the proposed reorganization of the Current Fund into the Successor Fund.  The anticipated benefits of the Reorganization include more efficient and streamlined oversight and administration of your Fund, long-term cost savings, more efficient and effective communication among the Board members who oversee municipal bond funds in the Aquila Group of Funds, and enhanced governance capabilities.

The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the Current Fund into the Successor Fund (the “Reorganization”).  A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A.  Shareholders should read this entire Proxy Statement/Prospectus, including the exhibits, carefully.

All shareholders of the Current Fund, regardless of the class of shares held, will vote together as a single class on the proposal to approve the Plan.

II. Election of Trustees:

In addition, shareholders are being asked to elect Trustees of the Current Fund.  The Trustees recommend that you vote FOR all the nominees.

In addition to four Trustees who currently serve on the Board of Trustees of your Fund, you are being asked to elect five Trustees who currently serve on the Board of Aquila Municipal Trust.  Please note that the five Trustees who currently serve on the Board of Aquila Municipal Trust will only become Trustees of your Fund if the Reorganization is not approved and consummated by June 30, 2020.  The anticipated benefits of consolidating the Board of Trustees of your Fund with the Board of Trustees of Aquila Municipal Trust include many of the same efficiencies that are expected to be achieved if the

Reorganization was to be consummated, including long-term cost savings.  In particular, it is anticipated that your Fund’s aggregate Trustee fees and expenses, as well as the costs associated with holding Board and committee meetings, would go down.  The Proxy Statement/Prospectus contains information you should know before voting on the election of Trustees.

All shareholders of the Current Fund, regardless of the class of shares held, will vote together as a single class on the election of Trustees.

The date of this Proxy Statement/Prospectus is [   ], 2020.

For more complete information about each Fund, please read your Fund’s Prospectus and Statement of Additional Information, as they may be amended and/or supplemented. Because the Successor Fund is newly organized, its Prospectus and Statement of Additional Information are not yet effective. The Current Fund’s Prospectus and Statement of Additional Information, and other additional information about the Current Fund, have been filed with the SEC (www.sec.gov) and are available upon request and without charge by calling the toll-free numbers shown below.

Where to Get More Information
The Current Fund’s current prospectus and any applicable supplements.	On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-800-437-1020 or on your Fund’s website (http://www.aquilafunds.com).
The Current Fund’s current statement of additional information and any applicable supplements.	On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-800-437-1020 or on your Fund’s website (http://www.aquilafunds.com).
The Current Fund’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1- 800-437-1020 or on your Fund’s website (http://www.aquilafunds.com).
A Statement of Additional Information (the “SAI”) for this Proxy Statement/Prospectus, dated [ ], 2020. The SAI contains additional information about the Current Fund and the Successor Fund.
On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-800-437-1020 or on your Fund’s website (http://www.aquilafunds.com).  The SAI is incorporated by reference into this Proxy Statement/Prospectus.

To ask questions about this Proxy Statement/Prospectus.	Call your Funds’ toll-free telephone number: 1-800-437-1020.

The Current Fund’s summary prospectus, prospectus and statement of additional information, each dated July 25, 2019, as supplemented, are incorporated by reference into this Proxy Statement/Prospectus.

I.	PROPOSAL 1 – FUND REORGANIZATION

PROPOSAL – APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein.  You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization (the “Plan”) attached as Exhibit A, because it contains details that are not in the summary.

Background to the Reorganization

You are being asked to approve the reorganization (the “Reorganization”) of your Fund, Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust (the “Current Fund”) into Aquila Tax-Free Trust of Oregon, a newly organized open-end fund created as a shell series of Aquila Municipal Trust solely for the purpose of the Reorganization that will commence operations upon consummation of the Reorganization (the “Successor Fund,” and, together with your Fund, the “Funds”). After the Reorganization, you will be a shareholder of the Successor Fund and will hold the same proportionate interest in the same portfolio of assets as you held in your Fund immediately prior to the Reorganization.

If approved, the Reorganization will help achieve certain efficiencies in the oversight and administration of your Fund and it is anticipated that the Reorganization will result in long-term cost savings for your Fund.  Your Board recommends that you vote “FOR” the Reorganization.

There will be no changes to your Fund’s investment objective, principal investment strategies or investment management team as a result of the Reorganization.  Aquila Investment Management LLC (the “Manager”) will continue to serve as the Manager of the Successor Fund and Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) will continue to serve as the sub-adviser of the Successor Fund following the Reorganization.  The portfolio managers of your Fund will continue to manage the Successor Fund following the Reorganization.

Reasons for the Reorganization

It is proposed that your Fund be reorganized as a newly created series of Aquila Municipal Trust for the purpose of achieving certain efficiencies in the oversight and administration of your Fund.

The Reorganization will reduce the number of separate Boards overseeing funds in the Aquila Group of Funds, which is expected to help achieve certain efficiencies in the organization and management of the Successor Fund.  Four of the Trustees currently overseeing the Current Fund will continue to oversee the Successor Fund as Trustees of Aquila Municipal Trust.  The Board of Aquila Municipal Trust oversees other funds in the Aquila Group of Funds that are series of Aquila Municipal Trust and is currently comprised of two Trustees of the Current Fund together with other Trustees.

Accordingly, the Reorganization will streamline the oversight and administration of your Fund.  In particular, it is anticipated that the Reorganization will (1) promote efficient and effective communications among the Board members who oversee municipal bond funds in the Aquila Group of Funds; (2) promote enhanced governance capabilities, including by promoting consistency of policies and procedures across the municipal bond funds in the Aquila Group of Funds and the effectiveness of Board oversight over your Fund, its management and other service providers, by affording an increased range of experience among Board members; and (3) promote a more efficient use of resources by management, which may enhance management’s productivity with respect to your Fund.  In addition, the Reorganization is expected to reduce certain Fund expenses over the long term, such as the aggregate Trustee fees and expenses payable by your Fund and the costs associated with holding Board and committee meetings.  The Reorganization is also expected to benefit the Manager, whose reduced administrative burden and costs should allow management to devote more time and resources to providing services to your Fund and to high level strategic planning.

Another benefit of the Reorganization will be to reduce the number of separate legal entities that will need to file registration statements with the SEC and reduce the number of state filings and other organizational burdens relating to the maintenance of multiple legal entities.  Your Fund may also realize certain economies, such as in the registration fees paid by your Fund.  For example, (a) redemptions in one series of a multiple series entity can help offset registration fees paid by another series; and (b) Funds of a multiple series entity may be combined in a single registration statement, which can help make the SEC registration process more efficient and cost effective.

How Will the Reorganization Work?

•	The Reorganization is scheduled to occur on or about June 30, 2020, but may occur on such earlier or later date as the parties may agree in writing (the “Closing Date”).

•	The Current Fund will transfer all of its assets to the Successor Fund and the Successor Fund will assume all of the Current Fund’s liabilities.

•
Each shareholder of the Current Fund will receive, in respect of the shares of each class of shares of the Current Fund held by such shareholder, the number of full and fractional shares of the Successor Fund of the class corresponding to that class of shares of the Current Fund that has an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of that class of the Current Fund held by such shareholder on the Closing Date of the Reorganization.  Therefore, on the Closing Date, each shareholder of the Current Fund will hold shares of the Successor Fund of each class with the same aggregate NAV as the corresponding class of shares of the Current Fund that the shareholder held immediately prior to the Reorganization.

•
No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, for purposes of determining any contingent deferred sales charge, the same sales charge and schedule that applied to the shares of the Current Fund will apply to the shares of the Successor Fund you receive in the Reorganization and the holding period for determining the contingent deferred sales charge will be calculated from the date the shares were initially issued by the Current Fund.

•
The purchase, redemption and exchange policies currently in effect for the Current Fund will not change as a result of the Reorganization.  Additional information about the Successor Fund’s purchase, redemption and exchange policies and procedures is available below under the heading “Additional Information about the Successor Fund.”

•
The Reorganization generally is not expected to result in the recognition of gain or loss for U.S. Federal income tax purposes by either the Current Fund or by the Current Fund shareholders exchanging shares in the Reorganization.

•	If the Reorganization is approved by shareholders, the Current Fund will cease operations and will be terminated.

Why Do Your Fund’s Trustees Recommend the Reorganization?

In recommending the Reorganization, your Fund’s Board of Trustees, including all of the Trustees who are not “interested persons” of your Fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), determined that the Reorganization is in the best interest of your Fund and will not dilute the interests of shareholders of your Fund.  The Trustees believe that the proposed Reorganization offers a number of potential benefits.  These potential benefits and considerations include:

•
Certain efficiencies in the oversight and administration of your Fund are expected to be achieved by reducing the number of separate legal entities in the Aquila Group of Funds and reducing the number of separate Boards overseeing the funds in the complex.

•
The Current Fund and the Successor Fund have the same investment objective and principal investment strategies; accordingly, the investment objective and principal investment strategies of your Fund will not change as a result of the Reorganization.

•	The Current Fund and the Successor Fund have the same Manager, Sub-Adviser and portfolio managers; accordingly, the parties managing your investment will not change as a result of the Reorganization.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•	There will be no dilutive effect on interests of current shareholders of the Current Fund as a result of the Reorganization.

•
It is not necessary to dispose of portfolio securities in order to effect the Reorganization, and it is not anticipated that there will be any disposition of portfolio securities as a direct result of the Reorganization.

•
The Reorganization is expected to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and therefore, you are not expected to recognize any gain or loss for U.S. Federal income tax purposes as a direct result of the exchange of your Current Fund shares for shares of the Successor Fund in the Reorganization.

Who Bears the Expenses Associated with the Reorganization?

The Current Fund will be responsible for the costs of printing the Proxy Statement/Prospectus, the proxy solicitation, mailing and attestation costs attributable to the Reorganization.  Each of the Current Fund and Aquila Municipal Trust will share the costs of preparing the proxy statement and other costs attributable to the Reorganization (excluding proxy solicitation, mailing and attestation costs), allocated one-half to the Current Fund and one-half to Aquila Municipal Trust.

How will Your Fund’s Expenses Change as a Result of the Reorganization?

The Reorganization is expected to result in cost savings to your Fund over time because it will help achieve certain efficiencies in the oversight and administration of your Fund.  In particular, it is anticipated that your Funds’ aggregate Trustee fees and expenses, as well as the costs associated with Board and committee meetings, would go down.

What are the Federal Income Tax Consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Funds will receive an opinion of Morgan, Lewis & Bockius LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code.  Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” it is expected that the Current Fund generally will not, and the shareholders of the Current Fund will not, recognize any gain or loss for U.S. Federal income tax purposes as a direct result of the Reorganization, and that the aggregate tax basis of the Successor Fund shares that each shareholder of the Current Fund receives in the Reorganization will be the same as the aggregate tax basis of the Current Fund shares that such shareholder surrenders in the Reorganization.

What Happens if the Reorganization is Not Approved?

If the required approval of shareholders of the Current Fund is not obtained, the Special Shareholder Meeting may be adjourned as more fully described in this Proxy Statement/Prospectus.  If the Reorganization is not approved, you will remain a shareholder of the Current Fund and your Board will consider what further action, if any, may be appropriate.

Please note that, in addition to asking you to approve the Reorganization, you are being asked to elect Trustees of your Fund under Proposal 2.  If the Reorganization is not approved, the Trustees elected under Proposal 2 will become Trustees of your Fund and the Boards of Trustees of Aquila Municipal Trust and The Cascades Trust will be identical.  As noted above, the consolidation of the Board of Trustees of your Fund with the Board of Trustees of Aquila Municipal Trust will allow your Fund to achieve many of the same efficiencies that are expected to be achieved if the Reorganization was to be consummated, including long-term costs savings.

COMPARISON OF THE CURRENT FUND AND THE SUCCESSOR FUND

Investment Objective. The Current Fund and the Successor Fund have identical investment objectives.  Each Fund’s investment objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies. The Current Fund and the Successor Fund have identical investment strategies.  Each Fund invests, under normal circumstances, at least 80% of its net assets in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these “Oregon Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Oregon Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Oregon Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but your Fund’s weighted average maturity has traditionally been between 5 and 15 years.

At the time of purchase, each Fund’s Oregon Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Sub-Adviser.

The Sub-Adviser selects obligations for each Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Each Fund invests primarily in Oregon Obligations, which are a type of municipal obligation. Oregon Obligations are obligations of the State of Oregon and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Oregon personal income tax.  Each Fund purchases the obligations of governmental issuers other than Oregon governmental issuers only when obligations of the State of Oregon and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of each Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.

Principal Risks. Because each Fund has identical investment objectives and principal investment strategies, they are subject to the same principal risks:

Market Risk. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by a Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Oregon and Other Municipal Obligations. Each Fund may be affected significantly by adverse economic, political or other events affecting Oregon and other municipal issuers in which the Fund may invest.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  The strength of the Oregon economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues.  The strength of residential construction is important to the Oregon economy due to wood products production.  Oregon’s debt levels are high in relation to its economic base.  The state is highly vulnerable to budgetary strain due to its high reliance on volatile income taxes.  Oregon is facing a revenue shortfall and significant long-term pension liabilities.  The Oregon Public Employees Retirement System (“PERS”) Board has increased public employers’ contribution rates to address the unfunded liability.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on each Fund’s Oregon Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. Each Fund may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If a Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.  A Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain a Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price a Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  A Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  Each Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of each Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk.  Each Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more a Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, each Fund may be more risky than a more geographically diverse fund.

Other Risk.  Loss of money is a risk of investing in each Fund.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Current Fund’s portfolio turnover rate was 10% of the average value of its portfolio.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no portfolio turnover history.

Investment Manager, Sub-Adviser and Portfolio Managers.  The Current Fund and the Successor Fund have the same Manager, the same Sub-Adviser, and the same portfolio managers, Mr. Christopher Johns and Mr. Timothy Iltz.

Mr. Christopher Johns has served as a portfolio manager of the Current Fund since 2011. Mr. Johns has also been the portfolio manager of Aquila Tax-Free Fund of Colorado (“ATFFC”), which has investment objectives similar to those of the Fund, since that fund’s inception in 1987. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver, which acted as investment adviser to ATFFC from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

Mr. Timothy Iltz has served as a portfolio manager of the Current Fund since 2018. Mr. Iltz has over 20 years of experience in the fixed income industry, serving clients as portfolio manager, financial advisor, investment banker, analyst and consultant. Mr. Iltz has been a Vice President and Municipal Bond Credit Analyst at the Sub-Adviser since 2011. He previously worked as a Vice President in Fixed Income Banking for Wedbush Securities in Portland and has over 11 years of public finance investment banking experience including the full spectrum of bond issues available to local governments.

With respect to each Fund, the Manager is entitled to receive a management fee at the annual rate of 0.40 of 1% of the Fund’s average annual net assets.  The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.40 of 1% of net assets of the Fund up to $400 million; 0.38 of 1% of net assets above $400 million up to $1 billion; and 0.36 of 1% of net assets above $1 billion.  This contractual undertaking is in effect until September 30, 2021.  During the most recent fiscal year, the Current Fund accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.  After waivers and/or reimbursements, the Current Fund paid management fees equal to 0.39 of 1% of its average annual net assets during the most recent fiscal year. The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no fee history.

The Manager, and not the Funds, pays a portion of the fees it receives from the Funds to the Sub-Adviser as compensation for the Sub-Adviser’s services to the Funds.  With respect to each Fund, the Sub-Adviser is entitled to receive a fee at the annual rate of 0.18 of 1% on the first $400 million in average net assets, 0.16 of 1% above that amount up to $1 billion in average net assets and 0.14 of 1% on all assets above $1 billion.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.16 of 1% of net assets of the Fund up to $400 million; 0.14 of 1% of net assets above $400 million up to $1 billion; and 0.12 of 1% of net assets above $1 billion.  This contractual undertaking is in effect until September 30, 2021.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement for the Current Fund is available in the Current Fund’s semi-annual report to shareholders for the period ended September 30, 2019.

The Funds’ Fees and Expenses.  Shareholders of the Current Fund and the Successor Fund pay various fees and expenses, either directly or indirectly.  The tables below show the fees and expenses that you would pay if you were to buy and hold shares of the Current Fund or the Successor Fund.  The expenses in the tables appearing below for the Current Fund are based on the expenses of the Current Fund for the twelve-month period ended September 30, 2019.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no performance history. Therefore, the Fees and Expenses for the Successor Fund have been estimated using the Successor Fund’s proposed fees and estimated expenses assuming the Reorganization occurred on September 30, 2019.  The tables also show pro forma expenses after giving effect to the Reorganization based on pro forma net assets as of September 30, 2019.

	Current Aquila Tax-Free Trust of Oregon	Successor Aquila Tax-Free Trust of Oregon	Aquila Tax-Free Trust of Oregon (Pro Forma)	Current Aquila Tax-Free Trust of Oregon	Successor Aquila Tax-Free Trust of Oregon	Aquila Tax-Free Trust of Oregon (Pro Forma)
	Class A Shares	Class A Shares	Class A Shares	Class C Shares	Class C Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	4.00%	4.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	None(1)	None(1)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.15%	0.15%	0.15%	1.00%	1.00%	1.00%
Other Expenses(2)	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.79%	0.79%	0.79%	1.64%	1.64%	1.64%
Total Fee Waivers and Reimbursement(3)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements(3)	0.78%	0.78%	0.78%	1.63%	1.63%	1.63%

	Current Aquila Tax-Free Trust of Oregon	Successor Aquila Tax-Free Trust of Oregon	Aquila Tax-Free Trust of Oregon (Pro Forma)	Current Aquila Tax-Free Trust of Oregon	Successor Aquila Tax-Free Trust of Oregon	Aquila Tax-Free Trust of Oregon (Pro Forma)
	Class F Shares	Class F Shares	Class F Shares	Class Y Shares	Class Y Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or purchase price)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	None	None	None	None	None	None
Other Expenses(2)	0.21%	0.21%	0.21%	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.62%	0.62%	0.62%	0.64%	0.64%	0.64%
Total Fee Waivers and Reimbursement(3)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements(3)	0.61%	0.61%	0.61%	0.63%	0.63%	0.63%

(1)
Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial front-end sales charge but may pay a contingent deferred sales charge of up to 0.50 of 1% for redemptions within one year of purchase and up to 0.25 of 1% for redemptions during the second year after purchase.

(2)	Restated to reflect current fees.

(3)
The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual management fee rate is equivalent to 0.40 of 1% of net assets of the Fund up to $400,000,000; 0.38 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.36 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2021.   Prior to September 30, 2021, the Manager may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example.  This Example is intended to help you compare the cost of investing in each Fund.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same (except that the Example incorporates the applicable expense limitation arrangement for only the first year).  Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Pro forma expenses are included assuming a Reorganization of the Funds.  The examples are for comparison purposes only and are not a representation of either Fund’s actual expenses or returns, either past or future.

	Current Aquila Tax-Free Trust of Oregon	Successor Aquila Tax-Free Trust of Oregon	Aquila Tax-Free Trust of Oregon (Pro Forma)
Class A
Year 1	$477	$477	$477
Year 3	$642	$642	$642
Year 5	$821	$821	$821
Year 10	$1,339	$1,339	$1,339
Class C – Assuming complete redemption at end of period
Year 1	$267	$267	$267
Year 3	$517	$517	$517
Year 5	$892	$892	$892
Year 10	$1,507	$1,507	$1,507
Class C – Assuming no redemption
Year 1	$167	$167	$167
Year 3	$517	$517	$517
Year 5	$892	$892	$892
Year 10	$1,507	$1,507	$1,507
Class F
Year 1	$63	$63	$63
Year 3	$199	$199	$199
Year 5	$346	$346	$346
Year 10	$774	$774	$774
Class Y
Year 1	$65	$65	$65
Year 3	$205	$205	$205
Year 5	$357	$357	$357
Year 10	$798	$798	$798

Past Performance.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization, and therefore, has no performance history. As accounting successor to the Current Fund, the Successor Fund will assume the Current Fund’s historical performance after the consummation of the Reorganization.

The bar chart and table below provide an indication of the risks of investing in the Current Fund by showing changes in the Current Fund’s performance from year to year and by showing how the Fund’s average annual returns for the designated periods compare with those of a broad measure of market performance.  No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses.  The Current Fund’s past performance (before and after taxes) is not necessarily an indication of how the Current Fund or the Successor Fund will perform in the future.

Updated performance data for the Current Fund is available on the Aquila Group of Funds’ website at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS – as of December 31
Class Y Shares – 2010-2019

15%

		10.00%
10%		XXXX
		XXXX			7.14%
		XXXX	5.94%		XXXX					5.27%
5%		XXXX	XXXX		XXXX					XXXX
	1.33%	XXXX	XXXX		XXXX	2.97%		3.09%		XXXX
	XXXX	XXXX	XXXX		XXXX	XXXX		XXXX	0.72%	XXXX
0	XXXX	XXXX	XXXX		XXXX	XXXX		XXXX	XXXX	XXXX
				XXXX			XXXX
				XXXX			-0.22%
-5%				-2.33%

-10%
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.81% (quarter ended September 30, 2011) and the lowest return for a quarter was -2.92% (quarter ended December 31, 2016).

	Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	0.91%	1.36%	2.76%
Class C	3.23%	1.33%	2.30%
Class Y	5.27%	2.35%	3.33%
Class Y Returns After Taxes:
On Distributions	[0.72]%	[2.71]%	[3.88]%
On Distributions and Redemption	[1.42]%	[2.73]%	[3.79]%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	5.88%	2.71%	3.37%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account).  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

Fundamental Investment Policies.  The Current Fund and the Successor Fund have identical fundamental investment policies.

Valuation Policies.  The Current Fund and the Successor Fund have identical valuation policies.

State of Domicile and Organizational Documents.  The Current Fund is the sole series of The Cascades Trust, a Massachusetts business trust.  The Successor Fund is a series of Aquila Municipal Trust, a Massachusetts business trust.  There are no material differences between the terms of the Declaration of Trust and By-Laws of The Cascades Trust and Aquila Municipal Trust.

Assets Under Management.  As of December 31, 2019, the Current Fund had assets under management of approximately $632 million.  The Successor Fund is a newly organized and does not currently have any assets under management.  In addition to the Successor Fund, Aquila Municipal Trust consists of five single-state municipal bond funds.  As of December 31, 2019, Aquila Municipal Trust had aggregate assets under management of approximately $1.4 billion.

Board of Trustees. One anticipated benefit of the Reorganization is the reduction in the number of separate Boards overseeing funds in the Aquila Group of Funds.  This is expected to help achieve certain efficiencies in the oversight and administration of the Successor Fund.

Importantly, four of the five Trustees who currently oversee the Current Fund are expected to continue to oversee the Successor Fund as Trustees of Aquila Municipal Trust.  Mr. Mitchell is retiring as a Trustee of the Current Fund effective June 30, 2020.  The Aquila Municipal Trust Board of Trustees also includes individuals who currently serve as Trustees of other single state tax-free municipal bond funds in the Aquila Group of Funds of a similar nature to the Current Fund, with such experience ranging from 12 to 26 years.  Your Trustees believe that the individual and collective experience of the Board members will continue to be beneficial to the Successor Fund.

In addition, is anticipated that the Reorganization will promote efficient and effective communications among the Board members who oversee municipal bond funds in the Aquila Group of Funds and promote enhanced governance capabilities, including by promoting consistency of policies and procedures across the municipal bond funds in the Aquila Group of Funds and the effectiveness of Board oversight over the Successor Fund, its management and other service providers, by affording an increased range of experience among Board members.

In addition to asking you to approve the Reorganization, you are being asked to elect Trustees of the Current Fund at the Special Shareholder Meeting.  In addition to four Trustees who currently serve on the Board of Trustees of the Current Fund, you are being asked to elect five Trustees who currently serve on the Board of Aquila Municipal Trust.  Please note that the five Trustees who currently serve on the Board of Aquila Municipal Trust will only become Trustees of the Current Fund if the Reorganization is not approved and consummated by June 30, 2020.  The consolidation of the Board of Trustees of the Current Fund with the Board of Trustees of Aquila Municipal Trust will allow the Current Fund to achieve many of the same efficiencies that are expected to be achieved if the Reorganization was to be consummated, including long-term cost savings.

Information regarding the Board that it is anticipated will oversee the operations of the Successor Fund, effective at the time of the closing of the Reorganization, or the Current Fund in the event that the Reorganization is not approved or consummated, appears in this Proxy Statement/Prospectus beginning on page 28.

REASONS FOR THE PROPOSED REORGANIZATION

The Trustees of your Fund, including all of the Independent Trustees, believe that the proposed Reorganization is in the best interests of your Fund and its shareholders. The Trustees carefully considered the following matters, among others, in approving the Reorganization:

First, your Fund’s Board considered that certain efficiencies in the oversight and administration of your Fund are expected to be achieved by reducing the number of separate legal entities in the Aquila Group of Funds and reducing the number of separate Boards overseeing the Funds in the complex.

Second, your Fund’s Board considered that your Fund and the Successor Fund have the same investment objective and principal investment strategies; accordingly, the investment objective and principal investment strategies of your Fund will not change as a result of the Reorganization.

Third, your Fund’s Board considered that your Fund and the Successor Fund have the same Manager, Sub-Adviser and portfolio managers; accordingly, the parties managing your investment will not change as a result of the Reorganization.

Fourth, your Fund’s Board considered that the Reorganization is expected to result in cost savings to your Fund over time because it will help achieve certain efficiencies in the oversight and administration of your Fund and noted that, particular, it is anticipated that your Fund’s aggregate Trustee fees and expenses, as well as the costs associated with holding Board and committee meetings, would go down.

Fifth, your Fund’s Board considered that no sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

Sixth, your Fund’s Board considered that there will be no dilutive effect on interests of current shareholders of your Fund as a result of the Reorganization.

Seventh, your Fund’s Board considered that it is not necessary to dispose of portfolio securities in order to effect the Reorganization, and it is not anticipated that there will be any disposition of portfolio securities as a direct result of the Reorganization.

Eighth, your Fund’s Board considered that the Reorganization is expected to be treated as a “reorganization” within the meaning of Section 368(a) of the Code and therefore, you are not expected to recognize any gain or loss for U.S. Federal income tax purposes as a direct result of the exchange of your Current Fund shares for shares of the Successor Fund.

BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees of the Current Fund, including the Independent Trustees, approved the Reorganization.  In particular, the Board determined that the Reorganization is in the best interests of the Current Fund and that the interests of the Current Fund’s shareholders would not be diluted as a result of the Reorganization.  Similarly, the Board of Trustees of the Successor Fund, including the Independent Trustees, approved the Reorganization and determined that the Reorganization is in the best interests of the Successor Fund.

Vote Required

The Plan must be approved by the affirmative votes of holders of more than 50% of the outstanding shares of the Current Fund entitled to vote, present in person or represented by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE REORGANIZATION.

TAX CAPITAL LOSS CARRYFORWARDS

Federal income tax law generally permits a regulated investment company to carry forward indefinitely net capital losses from any taxable year to offset its capital gains.

The Current Fund has available net capital loss carryforwards from its prior taxable years, as follows:

Capital Loss Carryforward	Character
$923,853	Short-term
$393,137	Long-term

By reason of the Reorganization, the Successor Fund will succeed to and take into account the Current Fund’s capital loss carryforwards. The Reorganization is not expected to result in limitations on the Successor Fund’s ability to use the Current Fund’s capital loss carryforwards.  The ability of the Successor Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

CAPITALIZATION

The following tables set forth the capitalization of the Current Fund as of January 6, 2020. The Successor Fund is a newly formed fund that will commence operations upon consummation of the Reorganization. Therefore, the Successor Fund had no assets or shares outstanding as of January 6, 2020.  The table also sets forth the pro forma combined capitalization of the Successor Fund as if the Reorganization had occurred on January 6, 2020.  If the Reorganization is consummated, the net assets, NAV per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of your Fund between January 6, 2020 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of your Fund during that period resulting from income and distributions, and changes in the accrued liabilities of your Fund during the same period.

	Current Aquila Tax-Free Trust of Oregon (January 6, 2020)	Successor Aquila Tax-Free Trust of Oregon (January 6, 2020)	Pro Forma Adjustments(1) (January 6, 2020)	Pro Forma Combined Aquila Tax-Free Trust of Oregon (January 6, 2020 pro forma)

Net Assets
Class A	$ 377,098,592	-	$ 120,108	$ 376,978,484
Class C	$ 17,243,232	-	$ 5,492	$ 17,237,740
Class F	$ 1,874,876	-	$ 597	$ 1,874,279
Class Y	$ 239,877,445	-	$ 76,403	$ 239,801,042
Total Net Assets of the Fund	$ 636,094,145	N/A	$ 202,600	$ 635,891,545
Net Asset Value Per Share
Class A	$ 11.18	-	-	$ 11.18
Class C	$ 11.17	-	-	$ 11.17
Class F	$ 11.15	-	-	$ 11.15
Class Y	$ 11.17	-	-	$ 11.17

Shares Outstanding
Class A	33,727,164	-	-	33,727,164
Class C	1,543,413	-	-	1,543,413
Class F	168,087	-	-	168,087
Class Y	21,473,905	-	-	21,473,905

(1)	The pro forma data reflects adjustments to account for the expenses of the Reorganization borne by the Fund, which are estimated to be $202,600.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

•	The Reorganization is scheduled to occur as of the close of business on June 30, 2020 but may occur on such earlier or later date as the parties may agree to in writing.

•
The Current Fund will transfer all of its assets to the Successor Fund in exchange solely for shares of the Successor Fund and the assumption by the Successor Fund of all of the Current Fund’s liabilities.  The net asset value (“NAV”) of both Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

•
The Successor Fund will issue to the Current Fund the number of shares of the Successor Fund of each class, including fractional shares, to the Current Fund having an aggregate NAV equal to the aggregate NAV of the Current Fund attributable to the corresponding class of shares of the Current Fund (as described below). Class A, Class C, Class F and Class Y shares of the Successor Fund correspond to the Current Fund’s Class A, Class C, Class F and Class Y shares, respectively.  These shares will be distributed by the Current Fund, in liquidation of the Current Fund, pro rata and on a class-by-class basis, to its shareholders of record on the Closing Date.  As a result, each shareholder of the Current Fund will receive, in respect of each class of shares of the Current Fund held by such shareholder, the number of full and fractional shares of the Successor Fund of the class corresponding to that class of shares of the Current Fund that has an aggregate NAV equal to the aggregate NAV of the shares of the Current Fund of that class held by such shareholder on the Closing Date of the Reorganization.  The NAV attributable to a class of shares of each Fund will be determined using the Aquila Group of Funds’ valuation policies and procedures, which, for each Fund, are identical.

•	After the shares are issued, the Current Fund will be dissolved.

•
No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, any contingent deferred sales charge that applied to Class A (if applicable) or Class C shares of the Current Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization.  In calculating any applicable contingent deferred sales charge, the period during which you held your shares will be included in the holding period of the shares of the Successor Fund you receive as a result of the Reorganization.

•
The Reorganization generally is not expected to result in gain or loss being recognized for U.S. Federal income tax purposes by shareholders exchanging shares in the Reorganization.  The Reorganization will not take place unless the Current Fund and the Successor Fund receive a tax opinion from Morgan, Lewis & Bockius LLP, counsel to the Funds, as described below under the heading “Tax Status of the Reorganization”.

Agreement and Plan of Reorganization

The shareholders of the Current Fund are being asked to approve the Plan substantially in the form attached as Exhibit A. The description of the Plan contained herein includes the material provisions of the Plan, but this description is qualified in its entirety by the attached copy.

Determination of Net Asset Value.  If the Reorganization is approved, the Successor Fund will issue to the Current Fund the number of Successor Fund shares, including fractional shares, of each class having an aggregate NAV equal to the aggregate NAV of the Current Fund attributable to the corresponding class of Current Fund’s shares. The number of shares of each class of the Successor Fund to be issued (including fractional shares, if any) in exchange for the Current Fund’s assets and the assumption of the Current Fund’s liabilities shall be determined by dividing the Current Fund’s NAV attributable to that class by the NAV per share of the corresponding class of the Successor Fund. The number of full and fractional shares of the Successor Fund to be received by each Current Fund shareholder in the Reorganization will be equal in aggregate NAV to the aggregate NAV of the shares of the Current Fund held by such shareholder on the Closing Date.

Cancellation of Share Certificates.  If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of the Current Fund’s shares and will evidence ownership of shares of the Successor Fund.  The Successor Fund will not issue share certificates in the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Funds to consummate the Reorganization is subject to the satisfaction of certain conditions, including each Fund’s performance of all of its obligations under the Plan, the Successor Fund’s receipt of certain documents and financial statements from the Current Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6, 7 and 8 of the Plan). The obligations of the Successor Fund and the Current Fund are subject to the approval of the Plan by the necessary vote of the outstanding shares of the Current Fund in accordance with the provisions of the Current Fund’s Declaration of Trust and By-Laws. Each Fund’s obligations are also subject to the receipt of a favorable opinion of Morgan, Lewis & Bockius LLP as to the United States Federal income tax consequences of the Reorganization (see Section 8.5 of the Plan).

Termination of the Plan. The Current Fund’s Board of Trustees or the Board of Trustees of the Successor Fund may terminate the Plan (even if the shareholders of your Fund have already approved it) at any time before the Closing Date, if such Board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of the applicable Fund’s shareholders.

Expenses of the Reorganization.  The Current Fund will be responsible for the costs of printing the Proxy Statement/Prospectus, the proxy solicitation, mailing and attestation costs attributable to the Reorganization.  Each of the Current Fund and Aquila Municipal Trust will bear its share of the costs of preparing the proxy statement and other costs attributable to the Reorganization (excluding proxy solicitation, mailing and attestation costs), allocated one-half to the Current Fund and one-half to Aquila Municipal Trust.

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt by each Fund of an opinion from Morgan, Lewis & Bockius LLP, counsel to each Fund, substantially to the effect that, for federal income tax purposes:

•
The transfer to the Successor Fund of all the Current Fund’s assets in exchange solely for the issuance of shares of the Successor Fund to the Current Fund and the assumption of all the Current Fund’s liabilities by the Successor Fund, followed by the distribution of the Successor Fund’s shares to the Current Fund’s shareholders in complete liquidation of your Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Current Fund and the Successor Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•
No gain or loss will be recognized by the Current Fund upon (1) the transfer of all of its assets to the Successor Fund solely in exchange for shares of the Successor Fund and the assumption by the Successor Fund of all of the Current Fund’s liabilities or (2) the distribution by the Current Fund of the shares of the Successor Fund to the Current Fund’s shareholders, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•
The tax basis of each asset of the Current Fund in the hands of the Successor Fund will be the same as the tax basis of that asset in the hands of the Current Fund immediately before the transfer of the asset, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Current Fund on the transfer;

•
The holding period of each asset of the Current Fund in the hands of the Successor Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the Current Fund’s holding period for that asset (except where investment activities of the Successor Fund have the effect of reducing or eliminating the holding period with respect to any such asset);

•
No gain or loss will be recognized by the Successor Fund upon its receipt of the Current Fund’s assets solely in exchange for shares of the Successor Fund and the assumption of the Current Fund’s liabilities;

•	No gain or loss will be recognized by the shareholders of the Current Fund upon the exchange of their shares of the Current Fund for shares of the Successor Fund as part of the Reorganization;

•
The aggregate tax basis of the shares of the Successor Fund that each shareholder of the Current Fund receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Current Fund exchanged therefor;

•
Each Current Fund shareholder’s holding period for the shares of the Successor Fund received in the Reorganization will include the shareholder’s holding period for the shares of the Current Fund exchanged therefor, provided that the shareholder of the Current Fund held such shares of the Current Fund as capital assets on the date of the exchange; and

•	The taxable year of the Current Fund will not end as a result of the Reorganization.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Current Fund and Aquila Municipal Trust, on behalf of the Successor Fund. The condition that each Fund receive such an opinion may not be waived by either Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization.  An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction.  This discussion does not address any state, local, foreign or non-income tax consequences of the Reorganization.  You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

II.	PROPOSAL 2 – ELECTION OF TRUSTEES

PROPOSAL – TO ELECT TRUSTEES

In addition to asking you to approve the Reorganization, you are being asked to elect Trustees of the Current Fund in the event that the Reorganization is not approved and consummated by June 30, 2020.  In addition to the four of the five Trustees who currently serve on the Board of Trustees of your Fund, you are being asked to elect five Trustees who currently serve on the Board of Aquila Municipal Trust.  Please note that the five Trustees who currently serve on the Board of Aquila Municipal Trust will only become Trustees of your Fund if the Reorganization is not approved and consummated by June 30, 2020.

The consolidation of the Board of Trustees of your Fund with the Board of Trustees of Aquila Municipal Trust will allow your Fund to achieve many of the same efficiencies that are expected to be achieved if the Reorganization was to be consummated.  In particular, the consolidation of the Boards will (1) promote efficient and effective communications among the Board members who oversee municipal bond funds in the Aquila Group of Funds; (2) promote enhanced governance capabilities, including by promoting consistency of policies and procedures across the municipal bond funds in the Aquila Group of Funds and the effectiveness of Board oversight over your Fund, its management and other service providers, by affording an increased range of experience among Board members; and (3) promote a more efficient use of resources by management, which may enhance management’s productivity with respect to your Fund.  In addition, the consolidation of the Boards is expected to reduce certain Fund expenses over the long term, such as the aggregate Trustee fees and expenses payable by your Fund and the costs associated with holding Board and committee meetings.  It is anticipated that the Trustees of the Current Fund and Aquila Municipal Trust will agree to a uniform compensation schedule and allocate trustee fees among the funds they oversee pro rata based on assets under management, which will lower the Trustee fees and expenses payable by your Fund.  The consolidation of the Boards is also expected to benefit the Manager, whose reduced administrative burden and costs should allow management to devote more time and resources to providing services to your Fund and to high level strategic planning.

It is intended that the enclosed proxy card will be voted for all nominees (the “Nominees”) listed below unless a proxy contains specific instructions to the contrary.

Four of the nominees, Diana P. Herrmann, James A. Gardner, Gary C. Cornia and Patricia L. Moss, were elected by shareholders in 2016 and currently serve as Trustees of your Fund.  John W. Mitchell also currently serves as a Trustee of your Fund.  Mr. Mitchell is not standing for re-election.  Mr. Mitchell intends to retire as a Trustee at the earlier of the consummation of the Reorganization or July 1, 2020.

In addition to the incumbent Trustees, shareholders are being asked to elect five new Trustees to your Fund’s Board: Ernest Calderón, Thomas A. Christopher, Grady Gammage, Jr., Glenn P. O’Flaherty and Laureen L. White.

Each of Ms. Herrmann, Mr. Calderón, Mr. Christopher, Mr. Cornia, Mr. Gammage, Mr. O’Flaherty and Ms. White currently serves as a Trustee of Aquila Municipal Trust.  Mr. Gardner and Ms. Moss have been appointed to the Board of Trustees of Aquila Municipal Trust, effective upon the earlier of the consummation of the Reorganization or July 1, 2020.  Accordingly, it is anticipated that if the Reorganization is not approved and consummated by June 30, 2020, the Boards of Trustees of Aquila Municipal Trust and The Cascades Trust will be identical.

The Nominees’ terms of office will commence on July 1, 2020 if the Reorganization is not approved and consummated before that date.  Each Trustee will be elected to hold office until his or her successor is elected or until his or her earlier retirement or removal.

The Board has determined that the number of Trustees shall be fixed at the number of Trustees elected in accordance with this Proxy Statement.

Each Nominee has consented to serve on the Board if elected by the shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by members of the applicable Board.

Nominees must be elected by a plurality.  Being elected by a plurality means receiving the greater number of votes cast at a meeting at which a quorum is present.  Since the number of Nominees equals the number of Trustees to be elected, a Nominee receiving any votes will be elected.

The following material includes information about each Trustee nominee of The Cascades Trust.  As noted above, it is anticipated that each Trustee nominee will be a Trustee of Aquila Municipal Trust following the consummation of the Reorganization.

The following material also includes information about each officer of The Cascades Trust and Aquila Municipal Trust.

Incumbent Trustees and Nominees of The Cascades Trust

Name and Year of Birth(1)	Positions Held with The Cascades Trust and Aquila Municipal Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(4)
Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees Of The Cascades Trust since 2003, President of The Cascades Trust since 1998 and Trustee of the Cascades Trust since 1994 Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of Aquila Distributors LLC, the Fund’s distributor (the “Distributor”) since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Name and Year of Birth(1)	Positions Held with The Cascades Trust and Aquila Municipal Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Thomas A. Christopher Danville, KY (1947)	Nominee for Trustee of The Cascades Trust Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

Ernest Calderón Phoenix, AZ (1957)	Nominee for Trustee of The Cascades Trust Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctoral Candidate (2020) University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Name and Year of Birth(1)	Positions Held with The Cascades Trust and Aquila Municipal Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009 Trustee of The Cascades Trust since 2002
Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee
Grady Gammage, Jr. Phoenix, AZ (1951)	Nominee for Trustee of The Cascades Trust Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None
James A. Gardner Terrebonne, OR (1943)	Chair of the Board of Trustees of The Cascades Trust since 2005 and Trustee of The Cascades Trust since 1986 Trustee of Aquila Municipal Trust effective at the completion of the Reorganization	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon.	1	None

Name and Year of Birth(1)	Positions Held with The Cascades Trust and Aquila Municipal Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Patricia L. Moss Bend, OR (1953)	Trustee of The Cascades Trust since 2015, 2002-2005; Trustee Emerita 2005-2015 Trustee of Aquila Municipal Trust effective at the completion of the Reorganization	Director, First Interstate BancSystem, Inc. since May 2017; Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations.	3	None
Glenn P. O’Flaherty Granby, CO (1958)	Nominee for Trustee of The Cascades Trust Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012
Laureen L. White North Kingstown, RI (1959)	Nominee for Trustee of The Cascades Trust Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(3)	Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(4)
Ms. Herrmann is an “interested person” of each Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of each Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(5)
The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of The Cascades Trust, in light of the Fund’s business and structure, in addition to those listed above, were as follows:

Diana P. Herrmann:
Over 37 years of experience in the financial services industry, 31 of which have been in mutual fund management, most recently as the Chair, Chief Executive Officer, President and Director of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Ernest Calderón:
Knowledgeable about economic and governmental affairs as a lawyer and educator active in public affairs in the region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 14 years.

Thomas A. Christopher:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 26 years; knowledgeable about financial matters as a partner of an accounting firm as detailed above.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 25 years.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 17 years.

James A. Gardner:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 32 years; knowledgeable about economic and public affairs as the president of an investment and real estate firm and former university and law school president as detailed above.

Patricia L. Moss
Experience in and knowledgeable about banking, finance, business development and management through her positions as an executive as detailed above; knowledgeable about the Oregon economy and local, state and regional issues; experience as a board member of various organizations as detailed above, including public companies; knowledgeable about the operation and governance of mutual funds as a Trustee of Aquila Tax-Free Trust of Oregon from 2003 to 2005 and from June, 2015 until present.

Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 12 years.

Laureen L. White:
Knowledgeable about local government affairs as a chamber of commerce executive as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 13 years.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Officers of The Cascades Trust and Aquila Municipal Trust

Name and Year of Birth(1)	Positions Held with The Cascades Trust and Aquila Municipal Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of Aquila Distributors LLC since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of The Cascades Trust since 2010 Senior Vice President of Aquila Municipal Trust since 2010
President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Christine L. Neimeth Portland, OR (1964)	Vice President of The Cascades Trust since 1998 Vice President of Aquila Municipal Trust effective at the completion of the Reorganization	Vice President of Aquila Three Peaks Opportunity Growth Fund since 1999 and Aquila Tax-Free Trust of Oregon since 1998.

Name and Year of Birth(1)	Positions Held with The Cascades Trust and Aquila Municipal Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019
Vice President, Aquila Municipal Trust since March 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Greenwood Village, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust, and Regional Sales Manager of Aquila Distributors LLC, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)
Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody LaGrange, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.
Candace Roane New York, NY (1977)	Vice President of Aquila Municipal Trust since September 2019 Vice President of The Cascades Trust since September 2019
Vice President of all funds in the Aquila Group of Funds since September 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since July 2019, Vice President, Marketing Communication and Data Manager, 2010 – June 2019.

Name and Year of Birth(1)	Positions Held with The Cascades Trust and Aquila Municipal Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Anthony Tanner Phoenix, AZ (1960)
Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018

Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)
Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Kamas, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013
Assistant Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of The Cascades Trust since 2012 Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and Aquila Distributors LLC since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Name and Year of Birth(1)	Positions Held with The Cascades Trust and Aquila Municipal Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of The Cascades Trust since 2003 and Treasurer since 2000 Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Anita Albano New York, NY (1973)	Secretary of The Cascades Trust since 2020; Assistant Secretary of The Cascades Trust 2018-2019 Secretary of Aquila Municipal Trust since 2020; Assistant Secretary of Aquila Municipal Trust 2018-2019
Secretary of all funds in the Aquila Group of Funds since 2020; Assistant Secretary of all funds in the Aquila Group of Funds 2018-2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of The Cascades Trust since 2010 Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of The Cascades Trust since 2000 Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)	The term of office of each officer is one year.

Securities Holdings of the Trustees
(as of 12/31/19)

Following is information regarding the holdings of each Trustee nominee in the Current Fund.  All shares of the Current Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.  Because the Successor Fund is newly organized and has not yet commenced operations, the Trustees do not own shares of the Successor Fund.

Name of Trustee	Dollar Range of Ownership in Aquila Tax- Free Trust of Oregon(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds(1)
Interested Trustee

Diana P. Herrmann	C	E

Non-interested Trustees

Ernest Calderón	C	D

Thomas A. Christopher	C	E

Gary C. Cornia	B	E

Grady Gammage, Jr.	D	E

James A. Gardner	C	C

John W. Mitchell*	E	E

Patricia L. Moss	E	E

Glenn P. O’Flaherty	B	E

Laureen L. White	B	C

(1)	A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

*`	Mr. Mitchell currently serves as a Trustee of the Current Fund but is not standing for re-election.

None of the non-interested nominees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or Aquila Distributors LLC, the Fund’s distributor (the “Distributor”).

Trustee Compensation

Neither Fund currently pays fees to any of the Fund’s officers or to Trustees affiliated with the Manager or the Sub-Adviser. Because the Successor Fund is newly organized and has not yet commenced operations, it has not paid compensation to the Trustees or officers of the Fund.  Trustee compensation is shown for the Current Fund.  If the Reorganization is not consummated, it is anticipated that the Trustees of The Cascades Trust and Aquila Municipal Trust will agree to a uniform compensation schedule and allocate trustee fees among the funds they oversee pro rata based on assets under management.  This will lower the Trustee fees and expenses payable by the Current Fund.

For its most recent completed fiscal year ended year ended March 31, 2019, the Current Fund paid a total of $295,817 in compensation and reimbursement of expenses to the Trustees.  No other compensation or remuneration of any type, direct or contingent, was paid by the Current Fund to its Trustees.  The Current Fund is one of the funds in the Aquila Group of Funds, which, as of the date of this Proxy Statement, consist of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund.   The following table lists the compensation of all non-interested Trustees who received compensation from the Current Fund and the compensation they received during the fiscal year ended March 31, 2019 from the Current Fund and from other funds in the Aquila Group of Funds. None of the Trustees has any pension or retirement benefits from the Current Fund or any of the other funds in the Aquila Group of Funds.

Name	Compensation as Trustee from the Current Fund for the Fiscal Year Ended March 31, 2019	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year Ended March 31, 2019	Number of Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year Ended March 31, 2019(1)

Ernest Calderón	$0	$49,000.00	5
Thomas A. Christopher	$0	$84,000.00	5
Gary C. Cornia	$27,612.50	$112,300.00	8
Grady Gammage, Jr.	$0	$87,000.00	7
James A. Gardner	$54,300.00	$54,300.00	1
Henry H. Hewitt*	$28,800.00	$28,800.00	1
Edmund P. Jensen*	$29,300.00	$29,300.00	1
John W. Mitchell**	$31,300.00	$31,300.00	1
Patricia L. Moss	$29,466.67	$38,800.00	3
Glenn P. O’Flaherty	$0	$183,000.00	8
Ralph R. Shaw*	$37,300.00	$37,300.00	1
Laureen L. White	$0	$50,500.00	5

(1)	Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

*
Mr. Hewitt, Mr. Jensen and Mr. Shaw served as Trustees of the Current Fund during the fiscal year ended March 31, 2019.  Mr. Hewitt and Mr. Jensen retired as Trustees of the Current Fund on March 31, 2019.  Mr. Shaw retired as a Trustee of the Current Fund on December 31, 2019.

**`	Mr. Mitchell currently serves as a Trustee of the Current Fund but is not standing for re-election.

Class A Shares of the Fund may be purchased without a sales charge by the Fund’s Trustees and officers.

The Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  AMC’s address is the same as that of the Manager. AMC was founded in 1984 and is principally owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Fund and Vice Chair and Chief Executive Officer of AMC.  During the most recent completed fiscal year ended March 31, 2019, the Current Fund paid $2,401,413 in management fees of which $40,071 was waived, and the balance was paid to the Manager.  Because the Successor Fund is newly organized, it has not yet paid management fees.

During the most recent completed fiscal year ended March 31, 2019, $556,852 was paid under Part I of the Current Fund’s Distribution Plan to qualified recipients with respect to Class A Shares, of which $26,017 was retained by the Distributor. With respect to Class C Shares, during the same period $174,139 was paid under Part II of the Plan and $58,047 was paid under the Shareholder Services Plan. Of these total payments of $232,186, the Distributor retained $55,665.  All of such payments were for compensation.  Because the Successor Fund is newly organized, it has not yet paid distribution-related expenses.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.  The Distributor is a wholly-owned subsidiary of AMC.

Other Information

The Current Fund has a standing Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Current Fund. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Current Fund’s internal accounting procedures and controls.  The Audit Committee held two meetings during the fiscal year ended March 31, 2019.

The Current Fund has a Governance and Nominating Committee, consisting of all of the Trustees who are not “interested persons” of the Current Fund.  During the fiscal year ended March 31, 2019, the Governance and Nominating Committee held two meetings.  The Governance and Nominating Committee oversees Board governance and related Trustee matters.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Current Fund at its principal address for the attention of the Chair of the Governance and Nominating Committee.

The Nominating Committee’s charter provides that, in evaluating candidates for Trustee, among other things, the Nominating Committee shall: (a) maintain an appropriate ratio between the Independent and Interested Trustees, in accordance with applicable laws and regulations; (b) seek Board composition providing relevant talents from a broad and diverse range of backgrounds and personal qualities; and (c) seek Board composition that reflects an appropriate balance between the state-specific nature of the Current Fund and its participation in the Aquila Group of Funds, by giving appropriate consideration to nominees’ state-specific knowledge, involvement and residence, and nominees’ service and experience as

Trustees of other funds in the Aquila Group of Funds. In evaluating the individual characteristics of a potential nominee, the Nominating Committee charter provides that the Nominating Committee shall (i) nominate as Trustees people with the broad and relevant experience, sound judgment and conscientious attitude needed to discharge the duties of Trustees; (ii) consider as candidates people who have personal qualities and traits that facilitate forthright, articulate, objective and thoughtful dialogue among Trustees, management and shareholders; (iii) consider persons whose professional experience and community profile can be expected to enhance investor confidence in the Current Fund and the stature of the Board; (iv) seek as new Trustees those who will be capable of serving for a substantial period; and (v) seek as nominees those who will actively prepare for and participate in person in the exercise of the Board’s responsibilities, including the Board’s self-evaluation.  The committee considers diversity in identifying candidates but has no formal policy. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 120 West 45th Street, Suite 3600, New York, NY 10036. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Funds’ website at www.aquilafunds.com.

The committee considered the criteria set forth in the Nominating Committee’s charter, as described above, in nominating the nominees for election or re-election, as applicable, as Trustees.

During the Current Fund’s most recent completed fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

The Current Fund does not have a policy on Trustee attendance at Shareholder Meetings. At the 2016 Annual Shareholder Meeting (the most recent shareholder meeting held by the Current Fund), six Trustees then serving were present.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

Since the beginning of the Current Fund’s most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, Sub-Adviser or the parent or subsidiaries of either.

The Current Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Current Fund’s business and operations as an integral part of its responsibility for oversight of the Current Fund.  The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Current Fund. Under the overall oversight of the Board of Trustees, the Current Fund and the Manager, the Sub-Adviser and other service providers to the Current Fund, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.  Operational or other failures, including cybersecurity failures, at any one or more of the Current Fund’s service providers could have a material adverse effect on the Current Fund and its shareholders.

The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Current Fund’s activities and conduct.

In addition, a Risk Group, consisting of the Chief Compliance Officer, President and Treasurer of the Current Fund (who are also officers and/or employees of the Manager), as well as the President of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Current Fund, such as the Current Fund’s independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.

The Board of Trustees recognizes that not all risks that may affect the Current Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Current Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Current Fund, the Manager, the Sub-Adviser or other service providers. Because most of the Current Fund’s operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to substantial limitations.

The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser, and otherwise enhance the Board of Trustees’ oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Current Fund invests primarily in municipal obligations issued by the State of Oregon, its counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.

Vote Required

To be elected, each nominee must receive the affirmative votes of a plurality of the shares present in person or by proxy at the Special Shareholder Meeting at which a quorum exists.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE TRUSTEE NOMINEES.

III.	INFORMATION CONCERNING THE MEETING

Voting Rights and Required Vote

Each shareholder on the record date is entitled to vote with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of NAV (determined as of the record date) represented by full and fractional shares of any class held on the record date.

A quorum is required to conduct business at the Meeting.  One-third of the voting power of the Current Fund entitled to cast votes at the Meeting present in person or represented by proxy, counted together as a single class, constitutes a quorum for the transaction of business at the Meeting.

The proposal to approve an Agreement and Plan of Reorganization must be approved by the affirmative votes of holders of more than 50% of the outstanding shares of the Current Fund entitled to vote, present in person or represented by proxy.

Nominees for Trustee must be elected by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum is present.

The table below shows how shares will be treated at the Meeting for the purposes of quorum and voting requirements:

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted toward a quorum.	Shares “present” in person will be voted in person at the Meeting. Shares present by proxy will be voted in accordance with instructions.
Broker Non-Vote (where the underlying holder had not voted and the broker does not have discretionary authority to vote the shares)	Considered “present” at the Meeting for purposes of quorum.
Broker non-votes do not count as a vote “for” a proposal and will effectively result in a vote “against” the proposal to approve an Agreement and Plan of Reorganization, but will have no effect on the voting for the election of Trustees (because only votes “for” are considered in a plurality voting requirement).  As described below, under “Adjournments and Postponements,” broker non-votes may under certain circumstances be voted for adjournment.

Signed Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at the Meeting for purposes of quorum.	Voted “for” a proposal.
Signed Proxy with Vote to Abstain	Considered “present” at the Meeting for purposes of quorum.
Abstentions do not constitute a vote “for” a proposal and will effectively result in a vote “against” the proposal to approve an Agreement and Plan of Reorganization, but will have no effect on the voting for the election of Trustees (because only votes “for” are considered in a plurality voting requirement).

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees and officers of the Current Fund, by personnel of the Current Fund’s transfer agent, by personnel of the Manager or the Distributor, or by broker-dealer firms.  Computershare and Broadridge, third party solicitation firms, have been retained to provide proxy solicitation services at a cost of approximately $112,000.  The Current Fund will be responsible for the costs of printing the Proxy Statement/Prospectus, the proxy solicitation, mailing and attestation costs attributable to the Reorganization.

Revoking Proxies

You may end the power of the proxy holders to vote your shares at the Meeting by: (i) so notifying the Current Fund in writing; (ii) signing a new and different proxy card (if the Current Fund receives it before the old one is used); (iii) voting your shares at the Meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or visiting the website at the Internet address, both of which are detailed on your proxy card, entering your control number, and revoking your previous vote.

Outstanding Shares

Only shareholders of record on [               ], 2020 (the “record date”) are entitled to notice of and to vote at the Meeting.  Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of NAV (determined as of the record date) represented by full and fractional shares of any class held on the record date.  All shareholders of the Current Fund, regardless of the class of shares held, will vote together as a single class at the Meeting.  As of the record date, the following shares of the Current Fund were outstanding:

Current Fund	Shares Outstanding (as of [ ], 2020)	Net Asset Value Per Share (as of [ ], 2020)
Class A
Class C
Class F
Class Y

Other Business

The Current Fund’s Board of Trustees knows of no business to be presented for consideration at the Special Shareholder Meeting other than the proposal to approve an Agreement and Plan of Reorganization and the proposal to elect Trustees.  If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments and Postponements

If, by the time scheduled for the Meeting, a quorum of shareholders of the Current Fund for a proposal is not present or if a quorum is present but sufficient votes “For” a proposal have not been received, the persons named as proxies may propose an adjournment of the Meeting with respect to such proposal to another date and time, and the Meeting may be held as adjourned without further notice.  Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained.  They will vote against such adjournment those proxies required to be voted against the proposal.  Broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment.  The Meeting may be postponed prior to the Meeting. If the Meeting is postponed, the Current Fund will give notice of the postponed Meeting to its shareholders.

Proxy Card, Telephone and Internet Voting

In addition to soliciting proxies by mail, by fax or in person, the Current Fund may also arrange to have votes recorded by telephone, the Internet or other electronic means.  The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

(1) Internet Voting

To vote your shares by the Internet, please visit the website at the Internet address shown on your proxy card.  You will be prompted to enter the control number on your proxy card.  Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

(2) Telephone Voting

To vote your shares by telephone, please call the toll-free number on your proxy card.  You will be prompted to enter the control number on your proxy card.  Follow the recorded instructions using your proxy card as a guide.  If you vote by phone, you need not return the proxy card by mail.

(3) Proxy Card

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; your Fund calls these persons the “proxy holders.”

You should read this Proxy Statement/Prospectus prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares.

Shareholders’ Proposals

The Current Fund is not required, and does not intend, to hold meetings of shareholders each year.  Instead, Meetings will be held only when and if deemed desirable or required.  Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your Fund at 120 West 45th Street, Suite 3600, New York, New York 10036 within a reasonable time before the Meeting.

Appraisal Rights

If the Reorganization is approved at the Special Shareholder Meeting, shareholders of the Current Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersede state law. Shareholders, however, have the right to redeem their Current Fund shares until the Closing Date of the Reorganization.

IV.	OWNERSHIP OF SHARES OF THE CURRENT FUND

As of [    ]. 2020, the Trustees and officers of the Current Fund owned in the aggregate less than 1% of the outstanding shares of the Current Fund.  The following is a list of the holders of 5% or more of the outstanding shares of any class of the Current Fund as of [    ]. 2020.

Record Holder	Share Class	Number of Shares	Percent of Class

The Successor Fund is a newly formed fund that will commence operations upon consummation of the Reorganization. Therefore, the Successor Fund does not have any shares outstanding as of the date of this Proxy Statement/Prospectus.

V.	OTHER INVESTMENT PRACTICES, SECURITIES AND RISKS OF THE FUNDS

As noted above, the Current Fund and the Successor Fund have identical investment objectives and principal investment strategies and risks.  This section provides further information on certain types of securities and investment techniques that may be used by each Fund, including their associated risks.

Additional Information About the Funds’ Investment Strategies

Principal Investment Strategies

Municipal Obligations

Each Fund may invest in municipal obligations.  Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.  They include:

•	municipal notes and bonds,
•	full faith and credit obligations,
•	tax, revenue or bond anticipation notes,
•	construction loan notes,
•	project notes, which sometimes carry a U.S. government guarantee,
•	municipal lease/purchase agreements,
•	participation interests in municipal or other securities, and
•	floating and variable rate demand notes.

There are two principal classifications of municipal bonds:  general obligation bonds and revenue bonds.  General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality.

The various public purposes for which municipal obligations are issued include:

•	obtaining funds for general operating expenses,
•	refunding outstanding obligations,
•	obtaining funds for loans to other public institutions and facilities, and
•	funding capital construction, such as the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and wastewatersystems.

Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.  Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. Municipal obligations include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.  In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee.  The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Variable and Floating Rate Securities

Each Fund may invest in variable and floating rate securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline.

Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, a Fund’s portfolio managers will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses to protect the Fund’s interest in securities experiencing these events.

Additional Investment Strategies

Cash Management

Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations.  Each Fund may take temporary defensive positions and invest in shares of money market funds, any type of taxable money market instrument and short-term debt securities without regard to any percentage limitations.  Although each Fund has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other Fixed Income Securities

Subject to its 80% policy, each Fund is permitted, but not required, to purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Such investments may include, but are not limited to, taxable obligations issued by states, other taxable obligations such as Build America Bonds, and U.S. government securities.  Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. A Fund’s investments in such taxable obligations, together with money market funds, taxable money market instruments and short-term debt securities, may not exceed 20% of the Fund’s assets.

Additional Information About the Principal Risks of Investing in the Funds

Market Risk. The market prices of fixed income and other securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by the Fund fall, the value of your investment in the Fund will decline.  The value of a security may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities.  The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.  Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.  Economies and financial markets throughout the world have become increasingly interconnected.  Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets.  As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may suffer.

LIBOR (London Interbank Offer Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. In July 2017, the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. The expected discontinuation of LIBOR could have a significant impact on financial markets and may present risks for certain market participants, including the Fund. Discontinuation of or changes to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. For example, debt securities in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. Derivative investments also may reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Discontinuation of or changes to LIBOR could lead to significant short- and long-term uncertainty and market instability and could affect the value and liquidity of securities in which the Fund invests. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the fund invests, and financial markets generally.

Interest Rate Risk.  The market prices of securities may fluctuate significantly when interest rates change.  When interest rates rise, the value of fixed income securities generally falls. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value.  However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates.  Moreover, securities can change in value in response to other factors, such as credit risk.  In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, a Fund’s yield will decline.  Also, when interest rates decline, investments made by a Fund may pay a lower interest rate, which would reduce the income received by the Fund; however the value of fixed income securities generally rise when interest rates decline.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Fund.  The maturity of a security may be significantly longer than its effective duration.  A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.  However, during a period of rapidly rising interest rates, the changes in the coupon rates of a Fund’s variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of the Fund before interest rates in the Fund’s securities or the assets underlying the securities are adjusted to reflect current market rates.  In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates.  The market prices of these securities may fluctuate significantly when interest rates change.

Credit Risk.  If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If a Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty.  In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, a Fund may incur expenses and suffer delays in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.  Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

If the claims-paying ability or other rating of an insurance company that insures obligations owned by a Fund is downgraded by a rating agency, the value of such obligations may be negatively affected.  A Fund also is subject to the risk that an insurer may be unable to pay claims filed pursuant to the coverage.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or to the insurer.  A Fund may hold several investments covered by one insurer, which would increase the Fund’s exposure to the claims-paying ability of that insurer.

In the past, the Current Fund has invested significantly in pre-refunded municipal bonds, which typically have a higher credit quality than other municipal bonds and a higher current income than other bonds that have a similar credit quality and maturity.  Recent legislation has eliminated the tax exemption for pre-refunded municipal bonds.  Accordingly, each Fund’s investments may be subject to greater credit risk and lower yields than prior to the tax law changes.

Rating Agency Risk.  Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Oregon and Other Municipal Obligations.  Each Fund may be affected significantly by adverse economic, political or other events affecting Oregon and other municipal issuers in which the Fund may invest.

The strength of the Oregon economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues.  The strength of residential construction is important to the Oregon economy due to wood products production.

Oregon’s debt levels are high in relation to its economic base. The state is highly vulnerable to budgetary strain due to its high reliance on volatile income taxes. The State has mixed demographic trends with above average population and in migration growth, but below average wealth levels. Property taxes are a significant source of revenue for many local governments.  The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits. Oregon is facing a revenue shortfall and significant long-term pension liabilities.  The Oregon Public Employees Retirement System Board has increased public employers’ contribution rates to address the unfunded liability.

There can be no assurance that Oregon’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Oregon’s fiscal situation increases the risk of investing in Oregon municipal securities, including the risk of potential issuer default, and also heightens the risk that prices of Oregon municipal securities, and a Fund’s NAV and/or yield, will experience greater volatility.  Downgrades in the ratings of Oregon issuers could result in a reduction in the market value of Oregon municipal securities held by a Fund, which could negatively impact the Fund’s NAV, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to a Fund.  More detailed information about the economy of Oregon may be found in the SAI.

Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes.  Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support.  Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments.  Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult.  Timely, accurate and complete information regarding municipal issuers may not be available.  In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence.  Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities.  The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  There could be legal challenges to the authority of certain entities to issue municipal securities.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts.  The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.

Tax Risk.  Each Fund purchases municipal securities the interest on which, in the opinion of bond counsel or other counsel at the time the securities are issued, is exempt from regular Federal income tax and Oregon state personal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the IRS or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to Federal income tax and/or Oregon state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable dividends. Recent legislation has eliminated the tax exemption for certain types of municipal bonds.  Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by a Fund. Interest on bonds issued by states other than Oregon (or political subdivisions of such states) is subject to Oregon personal income tax.

Liquidity Risk.  Liquidity risk is the risk that particular investments, or investments generally, may be difficult to purchase or sell. Although most of a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil.  Liquidity and value of investments can deteriorate rapidly.  Markets may be illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities.  As a general matter, dealers recently have been less willing to make markets for fixed income securities.  A lack of liquidity or other adverse credit market conditions may affect a Fund’s ability to sell its investments and to purchase suitable investments.  When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.  A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.  In addition, when there is illiquidity in the market for certain investments, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.  To the extent that a Fund holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment.  Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer).  A Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).  Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions may be higher than normal.

Prepayment or Call Risk.  Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Extension Risk.  When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline even more than they would have declined due to the rise in interest rates alone.  This may cause the Fund’s share price to be more volatile.

Portfolio Selection Risk.  The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a Fund’s valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund values investments using fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology.  A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.  Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.  In addition, redemption risk is heightened during periods of overall market turmoil.  The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.  If one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of a Fund’s Manager or Sub-Adviser, redemptions by these shareholders may further increase the Fund’s redemption risk.  If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cybersecurity Risk.  Cybersecurity failures by and breaches of a Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future.  A Fund and its shareholders could be negatively impacted as a result.

Non-Diversification Risk.  Each Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”).  Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers.  In general, the more a Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, a Fund may be more risky than a more geographically diverse fund.

Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Cash Management Risk and Defensive Investing Risk.  Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, a Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objective.

Please note that there are other factors that could adversely affect your investment and that could prevent your Fund from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.

VI.	ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND

How is the Fund managed?

Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY  10036, the Manager, is the Fund’s investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser under a Sub-Advisory Agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund.

The Fund’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of the Fund in the Aquila Group of Funds.  As of December 31, 2019, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.1 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds.  AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Fund and Vice Chair and Chief Executive Officer of AMC.

Davidson Fixed Income Management, Inc. is an independent registered investment adviser that does business in Oregon and Colorado as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  As of December 31, 2019, the Sub-Adviser had approximately $1.1 billion in assets under management. It has a local office at 222 S.W. Columbia Street, Suite 1400, Portland, OR 97201 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

The Fund is not subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), and the Fund’s Board of Trustees, Adviser, Administrator and other service providers are not fiduciaries under ERISA.  Nothing in this Proxy Statement/Prospectus is intended to constitute advice for purposes of ERISA.

Disclosure of portfolio holdings

The Fund’s policies and procedures with respect to the disclosure of its portfolio securities are described in the SAI.

Net Asset Value per Share

The net asset value (“NAV”) of the shares of each of the Fund’s classes of shares is determined on each day that the New York Stock Exchange is open (a “business day”), as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of the Fund’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time.  If the New York Stock Exchange closes at another time, the Fund will calculate its NAV as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the NAV next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.

Purchases

Are there alternative purchase plans?

The Fund provides individuals with alternative ways to purchase shares through different classes of shares. Although the classes of shares of the Fund have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of securities. An investor should choose the class that best suits the investor’s circumstances and needs.

Class A Shares and Class C Shares are available to investors either through a financial intermediary or directly from the Fund.

Class F Shares and Class Y Shares are available only to investors who are investing through a financial intermediary.  Not all financial intermediaries make Class F Shares and Class Y Shares available to their clients.

In which states can I buy shares of the Fund?

You can purchase shares of the Fund if you live in Oregon or in one of the other states listed below.

If you are a resident of a state other than Oregon, dividends from the Fund may be subject to state income taxes in that state.  Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

* Oregon * Arizona * California
* Colorado * Florida * Hawaii * Idaho
* Illinois *Kansas * Minnesota * Nevada
* New Jersey * New Mexico * New York
* Ohio * Pennsylvania * Texas * Washington

In addition, Class A Shares are available in

* Alabama * Indiana * Virginia.

In addition, Class C Shares are available in Nebraska.

On the date of this Prospectus, Class F Shares are available in all 50 states.

On the date of this Prospectus, Class Y Shares are available in:

* Oregon * Arizona * California * Colorado * Delaware * Florida
* Hawaii * Idaho * Illinois * Kansas * Minnesota
* New Jersey * Nevada * New Mexico
* New York * Ohio * Pennsylvania * Washington

The Fund and Aquila Distributors LLC, the Fund’s distributor (the “Distributor”), may reject any order for the purchase of shares for any reason.

How much money do I need to invest?

Class A and Class C Shares

Option I

•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

•	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

Option II

•	$50 or more if an Automatic Investment Program is established.

•	Subsequently, any amount you specify of $50 or more.

•	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

Class F and Class Y Shares

Class F and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

How do I purchase shares?

Class A and Class C Shares

You may purchase Class A and Class C Shares:

•
through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors LLC, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

•	directly through the Distributor, by mailing payment to the Fund’s Agent, BNY Mellon Investment Servicing (US) Inc. (the “Agent” or “BNY Mellon”).

Class F and Class Y Shares

Class F and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

All Share Classes

Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).

The price an investor will pay is based on the NAV next determined after your purchase order is received in proper form plus a sales charge for Class A Shares and the NAV next determined after your purchase order is received in proper form for Class C, F and Y Shares. (See “What price will I pay for the Fund’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

Opening a Class A or Class C Share Account
• Make out a check for the investment amount payable to Aquila Tax-Free Trust of Oregon.

• Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

• Send your check and completed New Account Application to your dealer or to the Fund’s Agent, BNY Mellon.

The Fund is available for purchase in the states identified above, and in Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

Adding to a Class A or Class C Share Account
By Wire	By Check
Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of the Fund by wire transfer.  We will provide appropriate instructions at that time.

•     Make out a check for the investment amount payable to Aquila Tax-Free Trust of Oregon.

•     Fill out the pre-printed stub attached to the Fund’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Fund.

•     Send your check and account information to your dealer or to the Fund’s Agent, BNY Mellon.

Unless you indicate otherwise, your investment will be made in Class A Shares.

Neither initial nor subsequent investments should be made by third party check, travelers check, starter checks (bank check stock with no account holder information identified) or credit card check.

Opening or Adding to a Class F or Class Y Share Account

An investor may open a Class F or Class Y Share account or make additional investments in Class F or Class Y Shares only through a financial intermediary.

Can I transfer funds electronically?

Once your account has been opened and funded, you can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House (“ACH”). You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

•	Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

•	Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Fund’s Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class F Shares and Class Y Shares.

Redeeming an Investment

Redeeming Class A and Class C Shares

You may redeem some or all of your Class A or Class C Shares by a request to the Agent or your financial intermediary, that has a sales agreement with the Distributor, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below. Shares will be redeemed at the next NAV determined after your request has been received in proper form.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

•	Class C Shares held for less than 12 months (from the date of purchase); and

•	CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

How can I redeem my investment in Class A or Class C Shares?

By mail, send instructions to:	By telephone, call:	By FAX:
BNY Mellon Attn: Aquila Group of Funds 4400 Computer Drive Westborough, MA 01581	800-437-1000 toll-free	Please call 800-437-1000 toll-free for FAX instructions

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods for Class A or Class C Shares

You may request expedited redemption in two ways:

1.	By Telephone. The Agent will take instructions from the shareholder of record by telephone to redeem shares and make payments:

a)	to a Financial Institution account you have previously specified; or

b)
by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply account information and personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity. The Agent may record calls.

2.
By FAX or Mail.  You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, 4400 Computer Drive, Westborough, MA  01581 or by FAX (please call 800-437-1000 toll-free for FAX instructions). The letter, signed by the registered shareholder(s), must indicate:

•	account name(s)

•	account number

•	amount to be redeemed

•	any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) Medallion signature guarantees and (3) possible additional documentation.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method for Class A or Class C Shares

You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Fund’s Agent, which includes:

•	account name(s)

•	account number

•	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed

•	payment instructions (we normally mail redemption proceeds to your address as registered with the Fund); and

•	signature(s) of the registered shareholder(s).

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Medallion Signature Guarantees.  If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.  Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program (“STAMP”), the New York Stock Exchange Medallion Signature Program (“MSP”), or the Stock Exchange Medallion Program (“SEMP”).

Certificate Shares

The Successor Fund will not issue share certificates. If you hold share certificates issued previously by your Current Fund and wish to redeem those shares you should:

Mail to the Fund’s Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.

To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a Medallion signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”

What are the methods of payment of redemption proceeds for Class A and Class C Shares?

Redemption proceeds may be sent by check, wire or transferred through ACH, as follows:

Redemption	Method of Payment	Charges

Under $1,000.	Check or ACH.	None.
$1,000 or more.	Check, ACH or wire to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Fund does not currently intend to, the Fund can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Fund may modify or terminate the use of ACH to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Are there any reinvestment privileges for Class A and Class C Shares?

If you own Class A or Class C Shares, you may reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

Is there an Automatic Withdrawal Plan?

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a NAV of at least $5,000.  The Automatic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C, F or Y Shares.

Redeeming Class F and Class Y Shares

You may redeem all or any part of your Class F or Class Y Shares at the NAV next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class F and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Fund’s Agent.  Financial intermediaries may charge a fee for effecting redemptions. A redemption may result in a taxable transaction to the redeeming investor.

General

Redemption proceeds are normally sent to your address of record on the next business day following receipt of your redemption request in proper form, but in any event within seven days, regardless of the method used to make such payment (e.g., check, wire or electronic transfer (ACH)).

The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check), Automatic Investment or Telephone Investment for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the “SEC”) restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling assets to generate cash.  Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances.  Under such circumstances, the Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value.  The Fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

Redemption proceeds may be paid in whole or in part “in kind,” that is by distribution of the Fund’s portfolio securities.  The Fund may redeem in kind if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders.  Securities you receive this way may increase or decrease in value while you hold them and you may incur transaction costs and tax liability when you convert the securities to cash.

During periods of deteriorating or stressed market conditions, when an increased portion of the Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Fund to identify you.  The Fund may close your account if we cannot adequately verify your identity.

Investing through financial intermediaries

If you invest in the Fund through your financial intermediary, the options and services available to you may be different from those discussed in this Prospectus. Shareholders investing through financial intermediaries may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the Fund, and your financial intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Fund. You should ask your financial intermediary about its services and any applicable fees.

Responsibility for Fraud

The Fund will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact the Fund immediately about any transactions or changes to your account that you believe to be unauthorized.

Alternative Purchase Plans

How do the different arrangements for the Fund’s share classes affect the cost of buying, holding and redeeming shares, and what else should I know about the Fund’s share classes?

The Fund offers several classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $250,000 or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees	A distribution fee of 0.15 of 1% is imposed on the average annual net assets represented by the Class A Shares.
Distribution and service fees of 1% are imposed on the average net assets represented by the Class C Shares for six years prior to conversion to Class A Shares (see Other Information).  A distribution fee of 0.75 of 1% may be paid to certain broker/dealers and other qualified recipients.  A service fee of 0.25 of 1% will be paid to the Distributor.

	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Other Information
The initial sales charge is waived or reduced in some cases.  Larger purchases qualify for lower sales charges.  Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s).

Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class F Shares “Fiduciary Class”	Class Y Shares “Institutional Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and/or Service Fees	None.	None.
Other Information	N/A	N/A

What price will I pay for the Fund’s shares?

Class A Shares Offering Price	Class C, F and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.

An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) by the Agent or by an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly.  Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund’s best interest to do so.

Class F Shares and Class Y Shares may be available on certain brokerage platforms.  An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.  As noted above, shares of the Fund are available in other share classes that have different fees and expenses.

Sales Charges – Class A Shares

What are the sales charges for purchases of Class A Shares?

The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:

•	an individual;

•	an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;

•	a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

•	a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Code.

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

I	II	III
Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Sales Charge as Approximate Percentage of Net Amount Invested
Less than $25,000 $25,000 but less than $50,000 $50,000 but less than $100,000 $100,000 but less than $250,000	4.00% 3.75% 3.50% 3.25%	4.17% 3.90% 3.63% 3.36%
For purchases of $250,000 or more see “Sales Charges for Purchases of $250,000 or More.”

For example:

If your purchase amount is $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x 0.04 = $400)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the net amount invested in your account would be 4.17% (Column III).	($400 / $9,600 = 0.0416666 or 4.17%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.

Sales Charges for Purchases of $250,000 or More

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:

(i)	Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and

(ii)	Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.  The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Two Years After Purchase
$250,000 and up to $2.5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $2.5 million	0.25 of 1% on shares redeemed in year 1 No CDSC on shares redeemed in year 2

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Please see the SAI for information regarding the CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to July 25, 2019.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed.  A series of investments may increase the total value of Aquila Fund Shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by the Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Fund, certain family members of, and plans for the benefit of, the foregoing and  plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.  Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

The Fund also permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.  A qualified group is a group or association that: (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.  At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.  Examples of a qualified group include, but are not limited to: certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by a financial intermediary that has entered into an agreement with the Fund’s Distributor. Financial intermediaries offering such programs may or may not charge transaction fees.

Class A purchases at net asset value may be available to group employer-sponsored retirement plans (e.g., employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEP IRAs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts.  In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.  The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer Class A Shares of the Fund, except as set forth under “Broker-Defined Sales Charge Waiver Policies” below.  Please see the SAI for additional information about sales charge waivers and reductions.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Fund will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Fund when an account falls below the minimum required size.

The availability of certain CDSC waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

Purchase and Redemption of Class F Shares and Class Y Shares

Class F Shares and Class Y Shares may be available on certain brokerage platforms.  An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.  Shares of the Fund are available in other share classes that have different fees and expenses.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See “Additional Information” below and in the SAI for discussions of marketing support payments.

Exchange Privilege – Class A, C, F and Y Shares

Generally, you can exchange shares of any class of the Fund into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee.

The exchange privilege is available to Class F or Class Y Shares to the extent that other funds in the Aquila Group of Funds are made available to its customers by an investor’s financial intermediary. All exchanges of Class F and Class Y Shares must be made through the investor’s financial intermediary.  Call 800-437-1000 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other fund in the Aquila Group of Funds.

Before you request an exchange, consider the investment objectives and policies of the fund for which you are exchanging shares, as described in that fund’s prospectus.  You generally will have to pay income taxes on an exchange.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Frequent Trading

As stated above, the Fund and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Board of Trustees of the Fund has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Fund may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Fund will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Fund’s policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)

What about confirmations?

A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of the Fund placed directly with the Agent.  Your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).  Purchases or redemptions placed through financial intermediaries will be confirmed by either the Agent or the financial intermediary depending upon the financial intermediary’s arrangement with the Fund and the Distributor.

Is there a Distribution Plan?

The Fund has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 (the “Rule”) in order to:

(i)	permit the Fund to finance activities primarily intended to result in the sale of its shares;

(ii)	permit the Manager, or Sub-Adviser, to make payment for distribution expenses out of its own funds; and

(iii)	protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, the Fund makes payments with respect to Class A and Class C Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed 0.15 of 1% for Class A Shares and 0.75 of 1% for Class C Shares of the average annual net assets represented by each such class.  Payments with respect to each class are made only out of the Fund’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges.  These distribution fees are in addition to any other sales charges you may pay.

Whenever the Fund makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Fund is reduced from 0.50 of 1% to 0.40 of 1% of the Fund’s average annual net assets.

Shareholder Services Plan for Class C Shares

The Fund’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Fund’s assets represented by the Class C Shares.

Service fees with respect to Class C Shares will be paid to the Distributor.

Other Payments by the Fund

In addition to, rather than in lieu of, fees paid by the Fund under its Distribution Plan or Shareholder Services Plan, the Fund may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries (“financial advisors”).

Additional Payments

The Distributor and/or its related companies pay compensation (out of their own assets and not as an additional charge to the Fund, although such assets may include profits derived from services provided to the Fund) to financial advisors in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services.  This additional compensation is sometimes referred to as “revenue sharing.”  For example, the Distributor and/or its related companies pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing the Fund with “shelf space.”  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant to the Distributor and/or its related companies.  Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Fund over other investment options.  To obtain more information on how additional compensation may have influenced your financial advisor’s recommendation of the Fund ask your financial advisor.  For more information, please see the SAI.

To the extent financial advisors sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Fund assets.  The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

“Transfer on Death” Registration

If you own Class A or Class C Shares, the Fund generally permits “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class F or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/dealer, etc.)

Broker-Defined Sales Charge Waiver Policies

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Aquila Group of Funds)
•
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date, unless the Fund provides for an exchange after a shorter time period.  The Aquila Group of Funds currently provide for a waiver of the front end sales load on such exchanges in the month of or following the 6-year anniversary of the purchase date so shareholders purchasing Fund shares through Merrill Lynch will receive waivers on exchanges in the month of or following the 6-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Trustees of the Fund, and employees of the Manager or any of its affiliates, as described in this Prospectus
•
Shares purchased from the proceeds of redemptions within the Aquila Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

Front-End Sales Charge Discounts on Class A Shares available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Aquila Group of Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Aquila Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Smith Barney:

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C Shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Dividends and Distributions

How are dividends and distributions determined?

The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund’s income varies, so will the Fund’s dividends. There is no fixed dividend rate. It is expected that most of the Fund’s dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1.	the day prior to the day when redemption proceeds are mailed, wired or transferred by ACH or the Agent or paid by the Agent to a financial intermediary; or

2.	the third business day after the day the net asset value of the redeemed shares was determined.

The Fund’s present policy is to generally pay dividends so they will be received or credited by approximately the first day of each month.

How are dividends and distributions paid?

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of ACH.

You may also choose to direct your dividends to be invested in other funds in the Aquila Group of Funds in which you may have an account.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Fund.

The Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send the Agent written instructions as described above.

Class F and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class F and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in the Fund.

You may receive three different types of distributions from the Fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.

Most distributions from the Fund will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, dividends paid from interest income on Oregon Obligations will also generally be exempt from Oregon personal income taxes, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives. Exempt-interest dividends are not exempt from the Oregon state corporation excise tax or the Oregon corporation income tax.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes, including Oregon personal income taxes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/19

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	[99.93]%	[0.00]%	[0.07]%
Class C Shares	[99.91]%	[0.00]%	[0.09]%
Class F Shares	[100.00]%	[0.00]%	[0.00]%
Class Y Shares	[99.94]%	[0.00]%	[0.06]%

Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares of the Fund when the Fund is about to declare a capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.

Dividends declared in, and payable to shareholders of record in, October, November or December and paid to you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of Fund dividends and distributions annually.

If you sell shares of the Fund or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold your Fund shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.

Dividends and distributions from the Fund (other than exempt-interest dividends) and net gain from redemptions of Fund shares will generally be taken into account in determining your “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the Fund may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or other payments that are subject to withholding, the Fund will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty). “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Distributions of net capital gain are generally exempt from such withholding.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on distributions, dividends (including exempt-interest dividends) and redemption proceeds payable to you by the Fund. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Oregon taxes

Distributions by the Fund of interest income from Oregon Obligations will generally be exempt from Oregon personal income taxes. Distributions by the Fund of interest income from obligations of the United States and certain federal agencies and instrumentalities, and obligations of certain other government issuers, such as the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, and the United States Territories of Guam, Samoa, and Virgin Islands, that Oregon is prohibited under federal law from taxing under the state’s personal income tax, are generally also exempt from the Oregon personal income tax.  Other distributions from the Fund, including capital gain dividends and ordinary dividends, and distributions of interest income from obligations of other states (or of a political subdivision of any other state), will generally not be exempt from Oregon personal income taxes.

To assist organizations that are tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, in borrowing funds for capital projects, Oregon is authorized to issue “conduit” revenue bonds under the Oregon Facilities Authority (“OFA Bonds”).  OFA Bonds are generally used to finance projects in Oregon, but also may be used to finance certain projects located outside of Oregon. Any distributions of interest income by the Fund attributable to OFA Bonds will be exempt from Oregon personal income tax only to the extent that the structures financed with the proceeds of the bonds are deemed under Oregon law to be located within the State of Oregon.

Distributions of interest income by the Fund attributable to Oregon Obligations, or of obligations of any state or political subdivision of a state, are not exempt from the Oregon corporation excise tax or the Oregon corporation income tax, if applicable. Corporations and other entities subject to the Oregon corporation excise tax or Oregon corporation income tax should consult their tax advisers before investing in the Fund.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

VII.	FINANCIAL HIGHLIGHTS AND FINANCIAL STATEMENTS; EXPERTS

No financial highlights are provided for the Successor Fund because the Successor Fund is newly organized and has not yet offered shares.  For financial statement purposes, the Current Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Current Fund’s operating history will be used for the Successor Fund’s financial reporting purposes after the consummation of the Reorganization.  The Financial Highlights information for the Current Fund is incorporated by reference to the Current Fund’s current Prospectus and most-recent Annual Report.

The financial highlights and financial statements of the Current Fund for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Proxy Statement/Prospectus.  The financial highlights and financial statements of the Current Fund for its most recent fiscal year end have been audited by Tait, Weller & Baker, LLP, an independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement.  Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

VIII.	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP (“TWB”), which serves as the Current Fund’s independent registered public accounting firm, has been selected to serve as the Current Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2020, and the Successor Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2021.

Set forth in the table below are fees for professional audit services rendered by TWB for the audit of the Current Fund’s annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended March 31, 2019 and 2018.

	2019	2018

Audit Fees	$26,000	$24,600
Audit related fees	0	0
Audit and audit related fees	$26,000	$24,600
Tax fees (1)	$3,500	$3,500
All other fees	0	0
Total	$29,500	$28,100

 (1) Tax fees consisted of fees for tax consultation and tax compliance services.

No non-audit services were rendered to the Current Fund or any affiliated entity for the preceding two fiscal years. TWB did not perform any services during such periods for the Current Fund’s Manager or any entity controlling, controlled by or under common control with the Manager that provides services to the Current Fund.

All audit and non-audit services performed by TWB on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee.  Services to be considered between meetings of the Audit Committee are pre-approved by a selected member of the Audit Committee in accordance with applicable regulations and subject to additional procedures established by the Audit Committee.  The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB’s representation that it is independent.

TWB has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

IX.	AVAILABLE INFORMATION

A Statement of Additional Information (the “SAI”) about your Fund has been filed with the Securities and Exchange Commission.  The SAI contains information about your Fund and its management not included in this Prospectus.

Your Fund’s annual and semi-annual reports to shareholders contain additional information about your Fund’s investments. Your Fund’s annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected your Fund’s performance during its last fiscal year. You can get your Fund’s SAI and annual and semi-annual reports without charge upon request by calling 800-437-1020 (toll-free) or by visiting the Aquila Group of Funds’ website at www.aquilafunds.com.

Reports and other information about the Trust are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

EXHIBIT A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Agreement And Plan Of Reorganization

This Agreement And Plan Of Reorganization (the “Agreement”) is made as of the [●] day of [●], [●], by and between Aquila Municipal Trust, a Massachusetts business trust (the “Successor Trust”), on behalf of its series Aquila Tax-Free Trust of Oregon (the “Successor Fund”), with its principal place of business at 120 West 45th Street, Suite 3600, New York, New York 10036, and The Cascades Trust, a Massachusetts business trust (the “Current Trust”), on behalf of its sole series Aquila Tax-Free Trust of Oregon (the “Current Fund”), with its principal place of business at 120 West 45th Street, Suite 3600, New York, New York 10036.  The Successor Fund and the Current Fund are sometimes referred to collectively herein as the “Funds” and individually as a “Fund.”

This Agreement is intended to constitute a plan of “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder.  The reorganization will consist of (1) the transfer of all of the assets of the Current Fund to the Successor Fund solely in exchange for (A) the issuance of Class A, Class C, Class F and Class Y shares of beneficial interest of the Successor Fund (collectively, the “Successor Fund Shares” and each, a “Successor Fund Share”) to the Current Fund, and (B) the assumption by the Successor Fund of all of the liabilities of the Current Fund on the closing date of the reorganization (the “Closing Date”), and (2) the distribution by the Current Fund, on or promptly after the Closing Date as provided herein, of the Successor Fund Shares to the shareholders of the Current Fund in redemption of all outstanding shares of beneficial interest of the Current Fund (the “Current Fund Shares” and each, a “Current Fund Share”) and in complete liquidation of the Current Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transactions, the “Reorganization”).  The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).
Whereas, each of the Current Fund and the Successor Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”).
Whereas, the Successor Fund is authorized to issue shares of beneficial interest.
Whereas, the Board of Trustees of the Current Trust has determined that the Reorganization is in the best interests of the Current Fund shareholders and is not dilutive of the interests of those shareholders.
Now, Therefore, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer Of Assets Of The Current Fund In Exchange For The Successor Fund Shares And Assumption Of The Assumed Liabilities; Liquidation And Termination Of The Current Fund.

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Current Fund will transfer all of its assets as set forth in Paragraph 1.2 hereof (the “Acquired Assets”) to the Successor Fund, free and clear of all liens and encumbrances and subject to no restrictions on the full transfer thereof (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”)), and the Successor Fund agrees in exchange therefor: (i) to issue to the Current Fund the number of Successor Fund Shares, including fractional

Successor Fund Shares, of each class having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Current Fund attributable to the corresponding class of the Current Fund Shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2 hereof; and (ii) to assume all of the liabilities and obligations of the Current Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, the “Assumed Liabilities”).  Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).  For purposes of this Agreement, the Class A shares of the Current Fund correspond to the Class A shares of the Successor Fund, the Class C shares of the Current Fund correspond to the Class C shares of the Successor Fund, the Class F shares of the Current Fund correspond to the Class F shares of the Successor Fund, and the Class Y shares of the Current Fund correspond to the Class Y shares of the Successor Fund and the term “Successor Fund Shares” should be read to include each such class of shares of the Successor Fund.
1.2  (a)  The Acquired Assets shall consist of all of the Current Fund’s property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Current Fund or the Current Trust in respect of the Current Fund, all other intangible property owned by the Current Fund, originals or copies of or access to all books and records of the Current Fund, and all other assets of the Current Fund on the Closing Date.  The Successor Fund shall also be entitled to receive copies of all records that the Current Trust is required to maintain under the Investment Company Act, and the rules of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, or other applicable laws, to the extent such records pertain to the Current Fund.
(b)  The Current Fund has provided the Successor Fund with a list of all of the Current Fund’s securities and other assets as of the date of execution of this Agreement, and the Successor Fund has provided the Current Fund with a copy of the current fundamental investment policies and restrictions and valuation procedures applicable to the Successor Fund.  The Current Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Current Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Successor Fund.

1.3  The Current Fund will use its best efforts to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.
1.4  On the Closing Date, the Current Trust shall cause the Current Fund to distribute, in liquidation, all of the Successor Fund Shares received by the Current Fund pursuant to Paragraph 1.1 hereof, pro rata to its shareholders of record, determined as of the close of business on the Valuation Time (as defined in Paragraph 2.1) (the “Current Fund Shareholders”).  Each Current Fund Shareholder shall receive, in respect of the Current Fund Shares of each class held by such Current Fund Shareholder, the number of full and fractional Successor Fund Shares of the class corresponding to that class of Current Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Current Fund Shares of that class held of record by such Current Fund Shareholder on the Closing Date.  Such liquidation and distribution will be accomplished by the Current Trust instructing the Successor Trust to transfer the Successor Fund Shares then credited to the account of the Current Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund established and maintained by the Successor Fund’s transfer agent in the names of the Current Fund Shareholders and representing the respective numbers of Successor Fund Shares of each class due to such Current Fund Shareholders.  The Current Trust shall promptly provide the Successor Trust with evidence of such liquidation and distribution.  All issued and outstanding Current Fund Shares will simultaneously be cancelled on the books of the Current Fund, and the Current Fund and the Current Trust will be dissolved.  The Successor Fund shall not issue certificates representing the Successor Fund Shares in connection with such exchange.
1.5  Ownership of Successor Fund Shares will be shown on the books of the Successor Fund’s transfer agent.  Any certificates representing ownership of Current Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Current Fund Shares.
1.6  Any transfer taxes payable upon issuance of Successor Fund Shares in a name other than the registered holder of the Current Fund Shares on the books of the Current Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.
1.7  Any reporting responsibility of the Current Trust with respect to the Current Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Current Trust.
1.8  No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.  With respect to shares of the Current Fund, for purposes of determining any contingent deferred sales charge applicable to corresponding Successor Fund shares received as a result of the Reorganization, the same sales charge and schedule that applied to such Current Fund shares prior to the Reorganization will apply after the Reorganization and the holding period will be calculated from the date such Current Fund shares were initially issued by the Current Fund.

2.	Valuation

2.1  The NAV per share of each class of Successor Fund Shares and the NAV per share of each class of Current Fund Shares shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (such time and date hereinafter called the “Valuation Time”).  The NAV of each Successor Fund Share shall be computed in the manner set forth in the Successor Trust’s Declaration of Trust, or By-Laws, and the Successor Fund’s then-current prospectus and statement of additional information.  The NAV of the Current Fund shall be computed in the manner set forth in the Current Trust’s Declaration of Trust or By-Laws, and the Current Fund’s then-current prospectus and statement of additional information.
2.2  The number of shares of each class of Successor Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by dividing the NAV of the Current Fund attributable to the corresponding class of Current Fund Shares, as determined in accordance with Paragraph 2.1 hereof, by the NAV of each Successor Fund Share of that class, as determined in accordance with Paragraph 2.1 hereof.
2.3  The Successor Fund and the Current Fund shall cause a copy of their respective valuation reports to be delivered to the other party at the Closing (as defined in Paragraph 3.1).  All computations of value shall be made by the pricing agent for the Successor Fund and the Current Fund.

3.	Closing And Closing Date

3.1  The Closing Date shall be June 30, 2020, or such earlier or later date as the parties may agree.  All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise agreed by the parties.  The Closing shall be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts, or at such other place as the parties may agree.
3.2  Portfolio securities that are held other than in book-entry form in the name of The Bank of New York Mellon (the “Current Fund Custodian”) as record holder for the Current Fund shall be presented by the Current Fund to The Bank of New York Mellon (the “Successor Fund Custodian”) for examination no later than three business days preceding the Closing Date.  Such portfolio securities shall be delivered by the Current Fund to the Successor Fund Custodian for the account of the Successor Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.  Portfolio securities held of record by the Current Fund Custodian in book-entry form on behalf of the Current Fund shall be delivered by the Current Fund Custodian through the Depository Trust Company to the Successor Fund Custodian and by the Successor Fund Custodian recording the beneficial ownership thereof by the Successor Fund on the Successor Fund Custodian’s records.  Any cash balances maintained by the Current Fund Custodian shall be delivered by the Current Fund Custodian transmitting immediately available funds by wire transfer to the Successor Fund Custodian and the Successor Fund Custodian crediting such funds to the account of the Successor Fund.
3.3  The Successor Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets have been delivered in proper form to the Successor Fund on the Closing Date.  The Current Trust, on behalf of the Current Fund, shall deliver within one business day after the Closing, a certificate of an authorized officer stating that all necessary transfer taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made.
3.4  If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Successor Fund Shares or the Current Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Successor Trust Board with respect to the Successor Fund and the Current Trust Board with respect to the Current Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each party.
3.5  The Current Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Current Fund Shareholders and the number and percentage ownership of outstanding Current Fund Shares owned by each Current Fund Shareholder as of the Valuation Time, certified by the President or Secretary of the Current Trust and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Current Fund Shareholders, (b) provided by the Current Fund’s transfer agent, or (c) derived from the Current Trust’s records by such officers or one of the Current Trust’s service providers.  The Successor Fund shall issue and deliver to the Current Fund a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Current Fund that such Successor Fund Shares have been credited to the Current Fund’s account on the books of the Successor Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

4.	Representations And Warranties

4.1  Except as set forth on Schedule 4.1 of this Agreement, the Current Trust, on behalf of the Current Fund, represents, warrants and covenants to the Successor Fund, as follows:
(a)  The Current Fund is the sole series of the Current Trust.  The Current Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Current Fund’s shareholders, to perform its obligations under this Agreement.  The Current Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability.  The Current Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;
(b)  The Current Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;
(c)  The Current Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Current Fund will not result in a material violation of, any provision of the Current Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Current Fund to which the Current Trust, on behalf of the Current Fund, is a party or by which the Current Fund or any of its assets are bound;
(d)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Current Fund or any of the Current Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Current Fund’s business.  The Current Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Current Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Successor Fund as the successor to the Current Fund;
(e)  All material contracts or other commitments of the Current Fund (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) at or prior to the Closing Date and no such termination will result in liability to the Current Fund (or the Successor Fund);
(f)  The Statement of Assets and Liabilities of the Current Fund, and the related Statements of Operations and Changes in Net Assets, and the Schedule of Investments, and the notes thereto, as of and for the fiscal year ended [●], have been audited by an independent registered public accounting firm retained by the Current Fund, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Current Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Current Fund as of the date thereof are disclosed therein.

The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Current Fund as of such date and the results of its operations for the period then ended.  No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Current Fund has been disclosed or is required to be disclosed in the Current Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Current Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Current Fund that will be required to be disclosed in the Successor Fund’s Form N-CSR after the Closing Date;

(g)  Since the most recent fiscal year end, except as specifically disclosed in the Current Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended [●], there has not been any material adverse change in the Current Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by the Current Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities.  For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), distributions of net investment income and net recognized capital gains, a decline in NAV per Current Fund Share arising out of its normal investment operations or a decline in market values of securities in the Current Fund’s portfolio or a decline in net assets of the Current Fund as a result of redemptions or the discharge of Current Fund liabilities shall not constitute a material adverse change;
(h)  The Current Fund is the sole series of the Current Trust.  On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Current Trust required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Current Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
(i)  For each taxable year of its existence, the Current Trust has had in effect an election to be treated as a “regulated investment company” under Subchapter M of the Code, has satisfied all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been eligible to compute its federal income tax under Section 852 of the Code;
(j)  All issued and outstanding Current Fund Shares are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Current Fund.  All of the issued and outstanding Current Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Successor Fund pursuant to Paragraph 3.5 hereof.  The Current Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Current Fund Shares, nor is there outstanding any security convertible into any Current Fund Shares;
(k)  At the Closing Date, the Current Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Successor Fund, and, upon delivery and payment for the Acquired Assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;
(l)  The Current Trust has the trust power and authority, on behalf of the Current Fund, to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this

Agreement have been duly authorized by all necessary action on the part of the Current Trust’s Board of Trustees, and, subject to the approval of the Current Fund’s shareholders, assuming due authorization, execution and delivery by the Successor Trust, on behalf of the Successor Fund, this Agreement will constitute a valid and binding obligation of the Current Trust, on behalf of the Current Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(m)  The information to be furnished by the Current Trust, on behalf of the Current Fund, to the Successor Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Current Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;
(n)  The information included in the proxy statement (the “Proxy Statement”) forming part of the Successor Fund’s Registration Statement on Form N-14 filed in connection with this Agreement (the “Registration Statement”) that has been furnished by the Current Fund to the Successor Fund for inclusion in the Registration Statement or information included in the Registration Statement concerning the Current Trust or the Current Fund that has been reviewed by the Current Fund, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
(o)  Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Current Trust or the Current Fund of the transactions contemplated by this Agreement;
(p)  All of the issued and outstanding Current Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Successor Fund;
(q)  The current prospectus and statement of additional information of the Current Fund and any amendments or supplements thereto did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;
(r)  The Current Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations.  The Current Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Current Trust with respect to the Current Fund.  All advertising and sales material currently used by the Current Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority.  All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Current Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law.  Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;
(s)  Neither the Current Fund nor, to the knowledge of the Current Fund, any “affiliated person” of the Current Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Current Fund, has any affiliated person of the Current Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and
(t)  The tax representation certificate to be delivered by the Current Trust to Morgan, Lewis & Bockius LLP at the Closing pursuant to Paragraph 7.4 hereof (the “Current Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.
4.2  Except as set forth on Schedule 4.2 of this Agreement, the Successor Trust, on behalf of the Successor Fund, represents, warrants and covenants to the Current Fund as follows:
(a) The Successor Fund is a series of the Successor Trust.  The Successor Fund has not commenced operations and will not do so until the Closing.  The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.  The Successor Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.  The Successor Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability.  The Successor Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;
(b)  The Successor Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;
(c)  The Successor Trust’s registration statement on Form N-1A with respect to the Successor Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Successor Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and will not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(d)  The Registration Statement, the Proxy Statement and statement of additional information with respect to the Successor Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Current Fund for inclusion therein or information included therein concerning the Current Trust or the Current Fund that has been reviewed by the Current Fund, as covered by the Current Fund’s representation, warranty and covenant in Paragraph 4.1(n) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder.  Neither the Registration Statement nor the Proxy Statement (other than information furnished by the Current Fund for inclusion therein or information included therein concerning the Current Trust or the Current Fund that has been reviewed by the Current Fund, as covered by the Current Fund’s representation, warranty and covenant in Paragraph 4.1(n) hereof) will contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(e)  The Successor Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Successor Fund will not result in a material violation of, any provision of the Declaration of Trust or By-Laws of the Successor Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Successor Fund to which the Successor Trust, on behalf of the Successor Fund is a party or by which the Successor Fund or any of its assets is bound;
(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Successor Fund or any of the Successor Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Successor Fund’s business.  The Successor Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Successor Fund’s business or its ability to consummate the transactions contemplated herein;
(g)  Prior to the Closing, the Successor Fund will issue one share of each class of its shares (each, an “Initial Share”) to an affiliate of the Successor Fund (the “Initial Shareholder”) in exchange for ten dollars ($10.00) per share, for the sole purpose of allowing the Initial Shareholder to approve certain organizational items on behalf of the Successor Fund.  The Initial Shares shall be redeemed and cancelled by the Successor Fund in exchange for ten dollars ($10.00) per share prior to the Closing, and the ten dollars ($10.00) per share paid by the Initial Shareholder to the Successor Fund shall have been held by the Successor Fund at all times in a non-interest bearing account.
(h)  The Successor Fund is a newly-formed separate series of the Successor Trust that, immediately after the Reorganization, will be treated as a separate corporation from each other series of the Successor Trust under Section 851(g) of the Code.  Prior to the Closing Date, the Successor Fund will have had no assets (other than amounts received by the Successor Fund from the Initial Shareholder in exchange for the Initial Shares), liabilities or operations of any kind;
(i)  The authorized capital of the Successor Fund consists of an unlimited number of shares of beneficial interest, no par value per share.  As of the Closing Date, the Successor Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share.  The Successor Fund Shares to be issued and delivered to the Current Fund for the account of the Current Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable.  The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares;
(j)  Upon consummation of the Reorganization, all issued and outstanding Successor Fund Shares, including those Successor Fund Shares to be delivered by the Successor Fund in accordance with Paragraph 1.4, will be, legally issued, fully paid and non-assessable and will have been offered for sale and sold in every state or territory in which the Current Fund Shares were offered for sale and sold on the Closing Date in compliance in all material respects with all applicable federal and state securities laws;
(k)  The Successor Trust has the trust power and authority, on behalf of the Successor Fund, to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Successor Trust’s Board of Trustees, and, assuming due authorization, execution and delivery by the Current Trust, on behalf of the Current Fund, this Agreement will constitute a valid and binding obligation of the Successor Trust, on behalf of the Successor Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(l)  The information to be furnished in writing by the Successor Trust, on behalf of the Successor Fund, for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;
(m)  No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Successor Trust or the Successor Fund, except for the registration of the Successor Fund Shares under the Securities Act and the Investment Company Act;
(n)  Neither the Successor Fund nor, to the knowledge of the Successor Fund, any “affiliated person” of the Successor Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Successor Fund, has any affiliated person of the Successor Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and
(o)  The tax representation certificate to be delivered by the Successor Trust, on behalf of the Successor Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Paragraph 6.3 hereof (the “Successor Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.	Covenants

The Current Fund and the Successor Fund, respectively, hereby further covenant as follows:
5.1  The Current Fund will operate its business in the ordinary course of business between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.
5.2  The Current Trust will call and hold a special meeting of the Current Fund’s shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.
5.3  The Successor Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, “Proxy Materials”) to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement.  The Current Trust will provide the Successor Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.
5.4  The Current Fund covenants that the Successor Fund Shares to be issued hereunder are not being acquired by the Current Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.
5.5  The Current Fund will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requires concerning the beneficial ownership of the Current Fund Shares.
5.6  Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.
5.7  The Current Fund shall furnish to the Successor Fund on the business day immediately following the Closing Date a statement of assets and liabilities of the Current Fund as of the Closing Date (“Statement of Assets and Liabilities”) setting forth the NAV (as computed pursuant to Paragraph 2.1 hereof) of the Current Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Current Trust’s Treasurer or Assistant Treasurer.  As promptly as practicable, but in any case within 30 days after the Closing Date, the Current Trust shall furnish to the Successor Fund, in such form as is reasonably satisfactory to the Successor Fund, a statement of the earnings and profits of the Current Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Successor Fund under the Code, and which statement will be certified by the Treasurer of the Current Trust.
5.8  Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Current Fund or Current Trust, in the Current Fund Tax Representation Certificate and, with respect to the Successor Fund, in the Successor Fund Tax Representation Certificate.
5.9  Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code, and shall not take any action or position inconsistent with such treatment.

6.	Conditions Precedent To Obligations Of The Current Fund

The obligations of the Current Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Current Fund in writing:
6.1  All representations and warranties by the Successor Trust, on behalf of the Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;
6.2  The Successor Trust shall have delivered to the Current Trust on the Closing Date a certificate of the Successor Trust on behalf of the Successor Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Current Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Successor Trust made in this Agreement on behalf of the Successor Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as the Current Trust shall reasonably request;
6.3  The Successor Trust, on behalf of the Successor Fund, shall have delivered to the Current Trust and Morgan, Lewis & Bockius LLP a Successor Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Successor Trust and the Current Trust, concerning certain tax-related matters; and
6.4  With respect to the Successor Fund, the Board of Trustees of the Successor Trust shall have determined that the Reorganization is in the best interests of the Successor Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7. Conditions Precedent To Obligations Of The Successor Fund
The obligations of the Successor Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Current Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Successor Fund in writing:
7.1  All representations and warranties of the Current Trust, on behalf of the Current Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;
7.2  The Current Trust shall have delivered to the Successor Fund on the business day immediately following the Closing Date the Statement of Assets and Liabilities of the Current Fund pursuant to Paragraph 5.7 hereof, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Current Trust’s Treasurer or Assistant Treasurer;

7.3  The Current Trust shall have delivered to the Successor Trust on the Closing Date a certificate of the Current Trust, on behalf of the Current Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Successor Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Current Trust made in this Agreement on behalf of the Current Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 has been met, and as to such other matters as the Successor Trust shall reasonably request;
7.4  The Current Trust, on behalf of the Current Fund, shall have delivered to Morgan, Lewis & Bockius LLP a Current Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Current Trust and the Successor Trust, concerning certain tax-related matters; and
7.5  With respect to the Current Fund, the Board of Trustees of the Current Trust shall have determined that the Reorganization is in the best interests of the Current Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.	Further Conditions Precedent

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Current Fund’s shareholders in accordance with the provisions of the Current Trust’s Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Current Fund’s shareholders shall have been delivered by the Current Fund to the Successor Fund.  Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;
8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;
8.4  The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and
8.5  The parties shall have received an opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, qualifications, assumptions and representations, and upon certifications contained in the Successor Fund Tax Representation Certificate

and the Current Fund Tax Representation Certificate, for federal income tax purposes: (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Current Fund and the Successor Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Current Fund upon the transfer of the Acquired Assets to the Successor Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the Assumed Liabilities, or upon the distribution of the Successor Fund Shares to the Current Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Acquired Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (iii) the tax basis in the hands of the Successor Fund of each Acquired Asset will be the same as the tax basis of such Acquired Asset in the hands of the Current Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Current Fund on the transfer; (iv) the holding period of each Acquired Asset in the hands of the Successor Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the Current Fund’s holding period for such Acquired Asset (except where investment activities of the Successor Fund have the effect of reducing or eliminating the holding period with respect to an Acquired Asset); (v) no gain or loss will be recognized by the Successor Fund upon its receipt of the Acquired Assets solely in exchange for Successor Fund Shares and the assumption of the Assumed Liabilities; (vi) no gain or loss will be recognized by the Current Fund Shareholders upon the exchange of their Current Fund Shares for Successor Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Successor Fund Shares that each Current Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Current Fund Shares exchanged therefor; (viii) each Current Fund Shareholder’s holding period for the Successor Fund Shares received in the Reorganization will include the holding period for the Current Fund Shares exchanged therefor, provided that the Current Fund Shareholder held such Current Fund Shares as capital assets on the date of the exchange; and (ix) the taxable year of the Current Fund will not end as a result of the Reorganization. Notwithstanding anything in this Agreement to the contrary, neither the Current Fund nor the Successor Fund may waive the condition set forth in this Paragraph 8.5.

9.	Brokerage Fees

9.1  Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2  The Current Fund agrees to bear the costs of printing the proxy statement, the proxy solicitation, mailing and attestation costs attributable to the Reorganization.  Each of the Current Fund and the Successor Trust agrees to bear its share of the costs of preparing the proxy statement and other costs attributable to the Reorganization (excluding any proxy solicitation, mailing and attestation costs), allocated one-half to the Current Fund and one-half to the Aquila Municipal Trust.  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in such party’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

10.	Entire Agreement; Survival Of Warranties; Undertaking

10.1  The Successor Trust and the Current Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1, 4.2 or Section 5 hereof and that this Agreement constitutes the entire agreement between the parties with respect to the matters covered by this Agreement.
10.2  The covenants to be performed after the Closing by both the Successor Trust and the Current Trust shall survive the Closing.  The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11.	Termination

11.1  This Agreement may be terminated by the mutual agreement of the Successor Trust and the Current Trust.  In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:
(a)  because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;
(b)  because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;
(c)  by resolution of the Successor Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Successor Fund’s shareholders; or
(d)  by resolution of the Current Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Current Fund’s shareholders.
11.2  In the event of any such termination, there shall be no liability for damages on the part of the Successor Fund, the Successor Trust, the Current Trust or the Current Fund, or the trustees or officers of the Current Trust, or the Successor Trust, but, subject to Paragraph 9.2 hereof, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Current Trust and the Successor Trust; provided, however, that following the meeting of the Current Fund’s shareholders called by the Current Trust pursuant to Paragraph 5.1 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Successor Fund Shares to be received by the Current Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Paragraph 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Current Trust and the Successor Trust at 120 West 45th Street, Suite 3600, New York, New York 10036.

14.	Headings; Counterparts; Governing Law; Assignment

14.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
14.3  This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to conflict of laws principles; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
14.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.5  It is expressly agreed that the obligations of the Successor Trust and the Current Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Successor Fund or the Current Fund, as the case may be, as provided in the Successor Trust’s Declaration of Trust and the Declaration of Trust of the Current Trust, respectively.  The execution and delivery of this Agreement have been authorized by the trustees of the Successor Trust and of the Current Trust and this Agreement has been executed by authorized officers of the Successor Trust and the Current Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Successor Fund and the Current Fund, as the case may be, as provided in the Successor Trust’s Declaration of Trust and the Declaration of Trust of the Current Trust, respectively.

[Signature page follows.]

In Witness Whereof, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	Aquila Municipal Trust on behalf of its series Aquila Tax-Free Trust of Oregon
By: ___________________________	By:____________________________
Name: Title:	Name: Title: [Vice] President
Attest:	The Cascades Trust on behalf of its series Aquila Tax-Free Trust of Oregon
By: ___________________________	By: ___________________________
Name: Title:	Name: Title: [Vice] President

Schedule 4.1

Schedule 4.2

Aquila Tax-Free Trust of Oregon
a series of

AQUILA MUNICIPAL TRUST

120 West 45th Street, Suite 3600
New York, NY  10036
212-697-6666
For shareholder account inquiries, call the Funds’ Shareholder Servicing Agent at:
800-437-1000
The telephone number for Financial Professionals is:
800-437-1020

Tickers:	Class A – ORTFX	Class C – ORTCX
	Class F – ORFFX	Class Y – ORTYX

Statement of Additional Information	[ ]. 2020

This Statement of Additional Information (the “SAI”) is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated [   ], 2020) which covers Class A, Class C, Class F and Class Y Shares of Aquila Tax-Free Trust of Oregon, a series of Aquila Municipal Trust (the “Successor Fund” or the “Fund”) to be issued in exchange for shares of Aquila Tax-Free Trust of Oregon, the sole series of The Cascades Trust (the “Current Fund”). Please retain this SAI for further reference.

The Proxy Statement/Prospectus may be obtained from the Fund’s Distributor,
Aquila Distributors LLC
120 West 45th Street, Suite 3600, New York, NY  10036
212-697-6666
or
from the Fund’s Shareholder Servicing Agent,
BNY Mellon Investment Servicing (US) Inc., toll-free at:
800-437-1000

2

INTRODUCTION

This SAI is intended to supplement the information provided in a Proxy Statement and Prospectus dated [   ], 2020 (the “Proxy Statement and Prospectus”) relating specifically to (i) the proposed transfer of all of the assets and the assumption of all of the liabilities of the Current Fund, in exchange for shares of the Successor Fund to be distributed to the shareholders of the Current Fund, and (ii) the solicitation by the Current Fund’s Board of Trustees of proxies to be used at a special meeting of the shareholders of the Current Fund to be held on May 29, 2020. The Successor Fund is a newly-organized fund that will commence operations upon consummation of the proposed reorganization. Please retain this Statement of Additional Information for further reference.

DOCUMENTS INCORPORATED BY REFERENCE

This Statement of Additional Information consists of these cover pages, additional information regarding the Successor Fund and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the "SEC") and is incorporated by reference herein.

1. The Current Fund’s Annual Report for the fiscal year ended March 31, 2019 (File Nos. 33-4382 and 811-04626) as filed with the Securities and Exchange Commission on June 5, 2019 (Accession No. 0000791049-19-000011) is incorporated herein by reference.

2. The Current Fund’s Semi-Annual Report for the fiscal period ended September 30, 2019  (File Nos. 33-4382 and 811-04626) as filed with the Securities and Exchange Commission on December 5, 2019 (Accession No. 0000791049-19-000037) is incorporated herein by reference.

3. The Current Fund’s Statement of Additional Information, dated July 25, 2019 (File Nos. 33-4382 and 811-04626) as filed with the Securities and Exchange Commission on July 24, 2019 (Accession No. 0000784056-19-000041) is incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements have been prepared and included relating to the proposed reorganization of the Current Fund with the Successor Fund because the Successor Fund is a newly-organized fund and does not have any assets or liabilities as of the date hereof.

ADDITIONAL INFORMATION ABOUT THE SUCCESSOR Fund

Fund History

The Successor Fund is a newly-organized series of Aquila Municipal Trust.  The Successor Fund is an open-end, non-diversified management investment company.  Aquila Municipal Trust is a Massachusetts business trust formed in 1986.  Prior to April 10, 2013, the Trust was named Tax-Free Trust of Arizona.

3

Investment Objective, Investment Strategies and Risks

The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following discussion supplements the description of the Fund’s investment strategies in its Prospectus.

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Supplemental Information Regarding Principal Investment Strategies

The following provides additional information about the Fund’s principal investment strategies and risks and the securities in which the Fund may invest.

Percentage Limitations

The Fund’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund’s policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Ratings

The ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Fund’s investment adviser will decide whether the security should continue to be held or sold.
4

See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Oregon Obligations which the Fund may purchase.

Additional Information About the Oregon Economy

The Fund intends to invest a high proportion of its assets in Oregon municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Oregon issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Information concerning certain factors affecting the economy of the State of Oregon is set forth in Appendix B to this SAI.

There can be no assurance that current or future economic difficulties in the United States or Oregon and the resulting impact on the State will not adversely affect the market value of Oregon municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the State may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Oregon municipal obligations. There is no obligation on the part of the State to make payments on those securities in the event of default.

Municipal Bonds

The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s full taxing power. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by those bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code of 1986, as amended (the “Code”) unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of those bonds. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of a facility” financed from the proceeds of industrial development or private activity bonds.

As indicated in the Prospectus, there are certain Oregon Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Oregon Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Oregon issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Fund.
5

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.

Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of Title 11 of the United States Code (the “Bankruptcy Code”) provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.

When-Issued and Delayed Delivery Obligations

The Fund may buy Oregon Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Oregon Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Oregon Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Oregon Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Oregon Obligations.

6

Zero Coupon Securities

The Fund may invest in zero coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.

The income-producing securities that the Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current Federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Code, the Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon bonds. Because the Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Futures Contracts and Options

The Fund is permitted to buy and sell futures contracts relating to municipal security indices (“Municipal Security Index Futures”) and to U.S. Government securities (“U.S. Government Securities Futures,” together referred to as “Futures”), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them.

Unlike when the Fund purchases or sells an Oregon Obligation, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant (“broker”) an amount of cash or Oregon Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by
7

or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.

There are as of the date of this Statement of Additional Information U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

Call Options on Futures Contracts. The Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.

The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.
8

Risk Factors in Futures Transactions and Options

One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund’s Oregon Obligations is that the Sub-Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.

Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Oregon Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Oregon Obligations being hedged. If the price of the Future or option moves less than the price of the Oregon Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Oregon Obligations being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the Oregon Obligations being hedged has moved in a favorable direction, this advantage will be offset by the Future or option. If the price of the Future or option has moved more than the price of the Oregon Obligations, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Oregon Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Oregon Obligations being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Oregon Obligations being hedged if the historical volatility of the prices of the Oregon Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Oregon Obligations held in the Fund’s portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.

Where Futures or options are purchased to hedge against a possible increase in the price of Oregon Obligations before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in the Oregon Obligations at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the Oregon Obligations which it had anticipated purchasing.

The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by the Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Fund may be greater.
9

Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

In connection with futures and options transactions, the Fund will segregate cash or liquid assets in an amount required to comply with the 1940 Act.  Such segregated assets will be valued at market daily.  If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act requirements, additional liquid assets will be segregated.  In some instances, the Fund may “cover” its obligations using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.

The “sale” of a Future means the acquisition by the Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a “short” Futures position. The “purchase” of a Future means the acquisition by the Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a “long” futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

Supplemental Information Regarding Other Investment Strategies and Practices

The following provides additional information about other investment strategies and practices that the Fund may use.

Cash Management and Defensive Investing

Cash Management.  The Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing.  The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although the Fund has the ability to take defensive positions, the Fund’s Manager may choose not to do so for a variety of reasons, even during volatile market conditions.

Money market instruments or short-term debt securities held by the Fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of the Fund’s assets are used for cash
10

management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objective.

Supplemental Information Regarding Other Risks

Cybersecurity Issues

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Fund’s service providers regularly experience such attempts, and expect they will continue to do so.  The Fund is unable to predict how any such attempt, if successful, may affect the Fund and its shareholders.  While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Sub-Adviser, The Bank of New York Mellon, the Fund’s Custodian, and BNY Mellon Investment Servicing (US) Inc., the Fund’s Shareholder Servicing Agent.  In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control.  Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks.  Cybersecurity failures or breaches at the Manager or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs.  Such costs and losses may not be covered under any insurance.  In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Aquila Group of Funds through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If the Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event
11

not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Aquila Group of Funds, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. The Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

Fund Policies

Investment Restrictions

The Fund has adopted certain fundamental investment policies which, along with the Fund’s investment objective, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. The Board may change non-fundamental investment policies at any time.  The Fund’s fundamental policies are set forth below:

(1)	The Fund may not borrow money except as permitted by the 1940 Act.
12

(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

(3)	The Fund may lend money or other assets to the extent permitted by the 1940 Act.

(4)	The Fund may not issue senior securities except as permitted by the 1940 Act.

(5)	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.

(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.

(7)
Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

(8)
At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt in the opinion of bond counsel from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

The Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the Fund’s fundamental policy regarding borrowing) and applicable laws and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the
13

credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund’s policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board, Adviser and Administrator regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or Sub-Adviser believes that the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a fund from issuing
14

senior securities except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 act generally limit a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 act generally limit a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal
15

governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Fund characterizes investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. The Fund may invest more than 25% of its assets in industrial development bonds under the policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer and such issuer would be subject to the 25% limit.  The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Management of the Trust

The Board of Trustees

The business and affairs of the series of the Trust (the “Funds”) are managed under the direction and control of the Funds’ Board of Trustees. The Board of Trustees has authority over every aspect of the Funds’ operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under each Fund’s Distribution Plan and Shareholder Services Plan.

The Funds have an Audit Committee, consisting of Thomas A. Christopher and Glenn P. O’Flaherty, each of whom is “independent” and not an interested person of the Funds. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Funds’ internal accounting procedures and controls.  The Audit Committee held two meetings during the fiscal year ended March 31, 2019.

The Funds have a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee did not hold any meetings during the fiscal year ended March 31, 2019.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Nominating Committee.

The Funds have a Governance Committee, consisting of Diana P. Herrmann, Ernest Calderón, Gary C. Cornia, Grady Gammage, Jr. and Laureen L. White.  The Governance Committee oversees Board governance and related Trustee matters.  The Governance Committee did not hold any meetings during the fiscal year ended March 31, 2019.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Funds’ business and operations as an integral part of its responsibility for oversight of the
16

Funds. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board of Trustees, the Funds and the Manager, Sub-Adviser and other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.  Operational or other failures, including cybersecurity failures, at any one or more of the Funds’ service providers could have a material adverse effect on the Funds and their shareholders.

The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Funds’ activities and conduct.

In addition, a Risk Group, consisting of the Chief Compliance Officer, President and Treasurer of the Funds (who are also officers and/or employees of the Manager), as well as the President of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Funds, such as the Funds’ independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.

The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Manager, a Sub-Adviser or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited (see “Cybersecurity Issues” above). As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to substantial limitations.

The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser (if applicable), and otherwise enhance the Board of Trustees’ oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Funds invest primarily in municipal obligations issued by certain states, counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.

Trustees and Officers

The following material includes information about the Trustees and officers of the Trust, as follows: Diana P. Herrmann, Ernest Calderón, Thomas A. Christopher, Gary C. Cornia, Grady Gammage, Jr., Glenn P. O’Flaherty and Laureen L. White currently serve as Trustees of the Trust.  In addition, James A. Gardner and Patricia L. Moss have been appointed to the Board of Trustees of the Trust, effective upon the earlier of the consummation of the Reorganization or July 1, 2020.

All shares of a Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.
17

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(4)
Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

18

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctoral Candidate (2020) University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

19

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009
Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee
Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None
James A. Gardner Terrebonne, OR (1943)	Trustee of Aquila Municipal Trust effective at the completion of the Reorganization Chair of the Board of Trusteesof The Cascades Trust since 2005 and Trustee of The Cascades Trust since 1986	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon.	1	None
20

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust effective at the completion of the Reorganization Trustee of The Cascades Trustsince 2015, 2002-2005; Trustee Emerita 2005-2015	Director, First Interstate BancSystem, Inc. since May 2017; Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations.	3	None
Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012
Laureen L. White(6) North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None
 (1) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(4) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
21

(5) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(6) Marc A. Paulhus, President of Citizens Bank, Rhode Island at Citizens Financial Group, Inc., is a member of the Board of Directors of the Greater Providence Chamber of Commerce.  Ms. White is the President of the Greater Providence Chamber of Commerce.  Citizens Investment Advisors, the Sub-Adviser of Aquila Narragansett Tax-Free Income Fund, is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc.

22

Name and Year of Birth(1)	Positions Held with Trust and the Predecessor Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Officers
Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010 Senior Vice President of The Cascades Trust since 2010
President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust effective at the completion of the Reorganization Vice President of The Cascades Trust since 1998	Vice President of Aquila Three Peaks Opportunity Growth Fund since 1999 and Aquila Tax-Free Trust of Oregon since 1998.

23

Name and Year of Birth(1)	Positions Held with Trust and the Predecessor Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019
Vice President, Aquila Municipal Trust since March 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Greenwood Village, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)
Vice President of Aquila Municipal
Trust since 2013; Lead Portfolio
Manager of Aquila Churchill Tax-Free
Fund of Kentucky (since 2011);
Portfolio Manager of Aquila Tax-Free
Trust of Arizona (since 2017) and
Aquila Tax-Free Fund For Utah (since 2017)

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody LaGrange, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.
Candace Roane New York, NY (1977)	Vice President of Aquila Municipal Trust since September 2019 Vice President of The Cascades Trust since September 2019
Vice President of all funds in the Aquila Group of Funds since September 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since July 2019, Vice President, Marketing Communication and Data Manager, 2010 – June 2019.

24

Name and Year of Birth(1)	Positions Held with Trust and the Predecessor Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Anthony Tanner Phoenix, AZ (1960)
Vice President of Aquila
Municipal Trust, Lead
Portfolio Manager of
Aquila Tax-Free Trust of
Arizona, and Portfolio Manager
of Aquila Churchill Tax-Free
Fund of Kentucky and
Aquila Tax-Free Fund
For Utah since 2018

Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)
Vice President of Aquila
Municipal Trust and Lead
Portfolio Manager of Aquila
Tax-Free Fund For Utah
since 2009; Portfolio Manager,
Aquila Tax-Free Trust of
Arizona and Aquila Churchill
Tax-Free Fund of Kentucky
since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Kamas, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013
Assistant Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012 Chief Compliance Officer of The Cascades Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

25

Name and Year of Birth(1)	Positions Held with Trust and the Predecessor Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000 Chief Financial Officer of The Cascades Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Anita Albano New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020; Assistant Secretary of Aquila Municipal Trust 2018-2019 Secretary of The Cascades Trust since 2020; Assistant Secretary of The Cascades Trust 2018-2019
Secretary of all funds in the Aquila Group of Funds since 2020; Assistant Secretary of all funds in the Aquila Group of Funds 2018-2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010 Assistant Treasurer of The Cascades Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000 Assistant Treasurer of The Cascades Trust since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) The term of office of each officer is one year.
26

The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds in light of the Funds’ business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 37 years of experience in the financial services industry, 31 of which have been in mutual fund management, most recently as the Chair, Chief Executive Officer, President and Director of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Ernest Calderón:
Knowledgeable about economic and governmental affairs as a lawyer and educator active in public affairs in the region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 14 years.

Thomas A. Christopher:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 26 years; knowledgeable about financial matters as a partner of an accounting firm as detailed above.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 25 years.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 17 years.

James A. Gardner:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 32 years; knowledgeable about economic and public affairs as the president of an investment and real estate firm and former university and law school president as detailed above.

Patricia L. Moss
Experience in and knowledgeable about banking, finance, business development and management through her positions as an executive as detailed above; knowledgeable about the Oregon economy and local, state and regional issues; experience as a board member of various organizations as detailed above, including public companies; knowledgeable about the operation and governance of mutual funds as a Trustee of Aquila Tax-Free Trust of Oregon from 2003 to 2005 and from June, 2015 until present.

27

Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 12 years.

Laureen L. White:
Knowledgeable about local government affairs as a chamber of commerce executive as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 13 years.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
28

Securities Holdings of the Trustees
(as of 12/31/19)
Because the Successor Fund is newly-organized and has not yet commenced operations as of the date of this SAI, the Trustees do not own shares of the Successor Fund.  Following is information regarding the holdings of each Trustee in the Current Fund.

Name of Trustee	Dollar Range of Ownership in Aquila Tax-Free Trust of Oregon(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds(1)
Interested Trustee

Diana P. Herrmann	C	E

Non-interested Trustees

Ernest Calderón	C	D

Thomas A. Christopher	C	E

Gary C. Cornia	B	E

Grady Gammage, Jr.	D	E

James A. Gardner (2)	C	C

Patricia L. Moss (2)	E	E

Glenn P. O’Flaherty	B	E

Laureen L. White	B	C

(1)	A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

(2)	Trustee of the Current Fund. Appointed to the Board of Trustees of the Trust effective upon the earlier of the consummation of the Reorganization or July 1, 2020.

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

Trustee Compensation

The Fund does not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager or a Sub-Adviser. Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, Trustee compensation is shown for the Current Fund.

For its fiscal year ended March 31, 2019, the Current Fund paid a total of $295,817 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

The Fund is one of the funds in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Current Fund and the compensation they received during the fiscal year ended March 31, 2019 from the Current Fund and from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.

Name	Compensation as Trustee from the Current Fund for the Fiscal Year Ended March 31, 2019	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year Ended March 31, 2019	Number of Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year Ended March 31, 2019(1)

Ernest Calderón	$0	$49,000.00	5
Thomas A. Christopher	$0	$84,000.00	5
Gary C. Cornia	$27,612.50	$112,300.00	8
Grady Gammage, Jr.	$0	$87,000.00	7
James A. Gardner	$54,300.00	$54,300.00	1
Henry H. Hewitt*	$28,800.00	$28,800.00	1
Edmund P. Jensen*	$29,300.00	$29,300.00	1
John W. Mitchell*	$31,300.00	$31,300.00	1
Patricia L. Moss	$29,466.67	$38,800.00	3
Glenn P. O’Flaherty	$0	$183,000.00	8
Ralph R. Shaw*	$37,300.00	$37,300.00	1
Laureen L. White	$0	$50,500.00	5

(1)	Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
*
Mr. Hewitt, Mr. Jensen, Mr. Mitchell and Mr. Shaw served as Trustees of the Current Fund during the fiscal year ended March 31, 2019.  Mr. Hewitt and Mr. Jensen retired as Trustees of the Current Fund on March 31, 2019.  Mr. Shaw retired as a Trustee of the Current Fund on December 31, 2019.  Mr. Mitchell intends to retire as a Trustee of the Current Fund at the consummation of the Reorganization.

Mr. Calderón, Mr. Christopher, Mr. Gammage, Mr. O’Flaherty and Ms. White did not serve as Trustees of the Current Fund.  Mr. Gardner and Ms. Moss serve as Trustees of the Current Fund, and have been appointed to the Board of Trustees of the Trust effective upon the earlier of the Reorganization or July 1, 2020.

Class A Shares of each Fund may be purchased without a sales charge by the Fund’s Trustees and officers.  (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.

Ownership of Securities

Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, the Successor Fund has no shareholders as of the date of this SAI.

On January 6, 2020, the following persons held 5% or more of any class of the Current Fund’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.
29

Record Holder Institutional 5% shareholders	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class Y	6,865,748 233,678 4,109,556	20.36% 14.49% 19.13%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class C Class Y	3,255,075 219,214 2,427,354	9.65% 14.20% 11.30%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A	2,245,254	6.66%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class C	130,588	8.46%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C Class F	8,748,638 229,633 168,113	25.94% 14.88% 97.96%
UBS WM USA FBO Customers of UBSFI 100 Harbor Blvd 5th Fl Weehawken, NJ	Class C	131,962	8.55%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	200,557	12.99%
Band & Co. c/o US Bank NA 1555 N. Rivercenter Drive Milwaukee, MI	Class Y	3,059,113	14.24%
Additional 5% shareholders

The Fund’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.
30

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of the Current Fund’s outstanding shares.

Investment Advisory and Other Services

Additional Information about the Manager, the Sub-Adviser, and the Distributor

Management Fees

Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, the Successor Fund has not yet paid management fees.

During the fiscal years listed, the Current Fund incurred management fees (investment advisory fees) as follows:

Fiscal Year Ended March 31, 2019:
$2,401,413(1)

Fiscal Year Ended March 31, 2018:

$2,562,558(2)

Fiscal Year Ended March 31, 2017:

2,642,873(3)

 (1) $40,071was waived.
 (2) $48,128 was waived.
(3) $52,144 was waived.

The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.

Aquila Distributors LLC, 120 West 45th Street, Suite 3600, New York, NY  10036 is the Trust’s Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

The Distributor is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.
31

The Advisory and Administration Agreement

The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:

(i)	supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii)	determine what securities shall be purchased or sold by the Fund;

(iii)	arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

(iv)
at its expense provide for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

The Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i)	provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

(ii)
oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;

(iii)
either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund’s portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund;

32

(iv)
maintain the Fund’s books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

(v)
prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and

(vi)
respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.

The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

The Advisory and Administration Agreement provides that the Fund shall pay an annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.  The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual rate is
33

equivalent to 0.40 of 1% of net assets of the Fund up to $400,000,000; 0.38 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.36 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2021.   Prior to September 30, 2021, the Manager may not terminate the arrangement without the approval of the Board of Trustees.

The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.22 of 1% of such asset value.

The Sub-Advisory Agreement

The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

Unless terminated as therein provided, the Sub-Advisory Agreement shall continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees. The Sub-Advisory Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.

The following is a summary of the other material terms of the Sub-Advisory Agreement:

In the agreement, the Manager appoints the Sub-Adviser to render, to the Manager and to the Fund, investment research and advisory services under the supervision of the Manager and subject to the
34

approval and direction of the Board of Trustees of the Fund.  The Sub-Adviser is to act as managerial investment adviser to the Fund with respect to the investment of the Fund's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

The Sub-Adviser agrees, subject to the other provisions of the agreement and to the direction and control of the Manager and the Board of Trustees of the Fund, to:

(i)	supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii)	determine what securities shall be purchased or sold by the Fund;

(iii)	arrange for the purchase and the sale of securities held in the portfolio of the Fund;

(iv)
at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least monthly using another such source satisfactory to the Fund; and

(v)	consult with the Manager in connection with its duties under the agreement.

It is agreed that any investment program furnished by the Sub-Adviser shall conform to, and be in accordance with, any requirements imposed by the Investment Company Act of 1940, as amended (the ”Act”) and any rules or regulations thereunder, any other applicable laws, rules and regulations, the Declaration of Trust and By-laws of the Fund as amended from time to time, any policies and determinations of the Board of Trustees of the Fund, and the fundamental policies of the Fund.

The Sub-Advisory Agreement provides that, subject to the restriction stated below, nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Sub-Advisory Agreement. Notwithstanding the foregoing, the Sub-Adviser is prohibited from managing any other registered Oregon bond fund without the Manager’s consent.

The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”

The Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by the Act, the Investment Advisers Act of 1940 (the “Advisers Act”) or by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund.

The Sub-Adviser agrees to maintain a compliance program reasonably designed to prevent violations by the Sub-Adviser of the Federal Securities Laws as defined in Rule 38a-1 under the Act (the “Federal Securities Laws”), and to maintain written policies and procedures that are reasonably designed
35

to prevent violation by the Fund of the Federal Securities Laws, solely in connection with the Sub-Adviser carrying out its duties to the Fund. There are related provisions concerning cooperation with the Fund’s Chief Compliance Officer and describing certain reporting and certification requirements.

It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein.

Under the Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.  But nothing in the Sub-Advisory Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Adviser bears all of the expenses it incurs in fulfilling its obligations under the Sub-Advisory Agreement. It also pays all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.18 of 1% of such net asset value on net assets of the Fund up to $400,000,000; 0.16 of 1% of the Fund’s net assets above that amount to $1,000,000,000 and 0.14 of 1% of the Fund's net assets above $1,000,000,000.  The Sub-Adviser has contractually undertaken to waive its fees so that sub-advisory fees are equivalent to 0.16 of 1% of net assets of the Fund up to $400,000,000; 0.14 of 1% of the Fund’s net assets above that amount to $1,000,000; and 0.12 of 1% of the Fund’s net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2021.

Prior to December 31, 2010, sub-advisory services were provided by FAF Advisors, Inc., a subsidiary of U.S. Bank National Association.  FAF Advisors, Inc. was paid a fee at the annual rate of 0.18 of 1% of the Fund’s net assets.

Sub-Advisory Fees

Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, the Manager has not yet accrued sub-advisory fees to the Sub-Adviser with respect to the Successor Fund.

During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser with respect to the Current Fund as follows:
36

Year	Fee	Waivers
2019	$1,080,636	$40,071

2018	$1,153,151	$48,128

2017	$1,189,293	$52,144

Information about the Manager and the Sub-Adviser

The Fund’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2019, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.1 billion, of which approximately $2.6 billion consisted of assets of the tax-free municipal bond funds.  AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Fund and Vice Chair and Chief Executive Officer of AMC.

The Sub-Adviser is an independent registered investment adviser that does business in Oregon and Colorado as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado since 1992. The Sub-Adviser has approximately $1.1 billion in assets under management. It has a local office at 222 S.W. Columbia Street, Suite 1400, Portland, OR 97201 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Additional Information About the Portfolio Managers

The portfolio management team consists of Mr. Christopher B. Johns and Mr. Timothy Iltz, who are responsible for the day-to-day management of the Fund.

Mr. Johns also manages Aquila Tax-Free Fund of Colorado.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages 10 other accounts with assets totaling approximately $189 million, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser.

Mr. Iltz manages no other investment companies and no other pooled investment vehicles. He manages 19 other accounts with assets totaling approximately $18 million, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser.
37

There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Oregon issuers hinders the execution of the Fund’s investment program – a factor that affects all accounts sharing the same investment strategy.  In such situations, the Sub-Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocation, its Code of Ethics and applicable compliance procedures.  In addition, the minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.

Mr. Johns owns shares of the Fund in the range of $10,001 - $50,000.  Mr. Iltz owns shares of the Fund in the range of $1-$10,000.

Underwriting Commissions

Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, the Successor Fund has not yet paid sales charges.

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Current Fund and the amount retained by the Distributor, respectively, were as follows:

38

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2019:	$169,185	$45,493

Fiscal Year Ended March 31, 2018:	$410,939	$76,347

Fiscal Year Ended March 31, 2017:	$1,001,833	$172,275

Class A Shares - In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:

39

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price
Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.
40

Distribution Plan

The Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  The Fund’s Distribution Plan has three parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), and to certain defensive provisions (Part III).

For purposes of Parts I and II, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors LLC (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares.  Such payments shall be made only out of the Fund’s assets allocable to the Front-Payment Class Shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing
41

dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.  Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part I is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I, and all material amendments must be approved by the Fund’s Trustees and its Independent Trustees in the manner set forth above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.
42

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Class Shares (“Class C Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level- Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.  Amounts within the above
43

limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part II is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II, and all material amendments must be approved by the Fund’s Trustees and its Independent Trustees in the manner set forth above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Defensive Provisions (Part III)

Another part of the Plan (Part III) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act,
44

including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as the Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part V shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan

 Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, the Successor Fund has not yet made payments under the Plan.

During the fiscal year ended March 31, 2019, payments were made by the Current Fund under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation.

Payments to Qualified Recipients

During the fiscal year ended March 31, 2019, payments to Qualified Recipients by the Current Fund under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:
45

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$556,852	$26,017	$530,835
Part II	$174,139	$55,665	$118,474

All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

Separate from the Fund’s Distribution Plan, the Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares of the Fund of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of the Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to
46

any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.

Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, the Successor Fund has not yet made payments under the Plan.

During the fiscal year ended March 31, 2019, $58,047 was paid to the Distributor under Part I of the Plan.

General Provisions

While the Services Plan is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

The Fund’s Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

The Fund’s Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.
47

While the Fund’s Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

The Fund, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

The Fund’s Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.

The Fund’s Custodian, The Bank of New York Mellon, 240 Greenwich Street, New York 10286, is responsible for holding the Fund’s assets.

The Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, performs an annual audit of the Fund’s financial statements.

Brokerage Allocation and Other Practices

During the fiscal years ended March 31, 2019, 2018 and 2017, all of the Current Fund’s portfolio transactions were principal transactions and no brokerage commissions were paid.  Because the Successor Fund is newly-offered, the Successor Fund has not yet entered into any portfolio transactions.

The Sub-Adviser shall select such broker/dealers (“dealers”) as shall, in the Sub-Adviser’s judgment, implement the policy of the Fund to seek to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.   Municipal obligations, including state obligations, purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Sub-Adviser determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research
48

services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. The Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.  The Sub-Adviser may use its affiliated broker-dealer, D.A. Davidson & Co. to execute a portion of the Fund’s portfolio securities transactions.  Any such transactions are subject to compliance with the 1940 Act and with the requirement that the Sub-Adviser seek to achieve “best execution” for such transactions, as discussed above.  The Fund did not engage in any such affiliated brokerage transactions during its three most recent fiscal years.

Capital Stock

The Fund offers the following classes of shares.

•
Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $250,000 or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares of the Fund.

•
Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

•
Fiduciary Class Shares (“Class F Shares”) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class F Shares are offered at net asset value with no sales charge, no contingent deferred sales charge, and no distribution fee.

49

•
Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of the Fund are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

As an open-end management investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See “Purchase, Redemption and Pricing of Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Fund are fully paid and non-assessable. Shares will remain on deposit with the Fund’s transfer agent and certificates are no longer issued.

The Fund is a series of Aquila Municipal Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of the Fund, designated as Class A, Class C, Class F and Class Y shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class of the Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws. The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. Shareholders are entitled to one vote for each dollar value of net asset value (number of shares owned times net asset value per share) represented by the shareholder’s shares in the Fund, on each matter on which that shareholder is entitled to vote. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

The Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed from office (a) with or without cause by action of the holders of the majority of shares of the Fund present in person or by proxy at any meeting of shareholders, provided that a quorum is present or (b) for cause by action of at least two-thirds (2/3) of the remaining Trustees.  A Trustee also may be removed from office without cause by unanimous action of the remaining Trustees.
50

The Trustees are authorized to amend the Declaration of Trust without the vote of shareholders under certain circumstances.  However, the Trustees are required to submit a future amendment to a vote of shareholders if such a vote were required by applicable law or if the amendment diminishes or eliminates any voting rights of shareholders under the Declaration.  The Declaration provides that shareholders generally have the power to vote (a) with respect to the merger, reorganization or sale of assets of the Fund, (b) under certain circumstances, with respect to the termination of the Trust or a series or a class of the Trust, and (c) for the election or removal of Trustees.  The Trust or a series or a class of the Trust may be terminated (i) if such action is recommended by the vote of a majority of the Trustees, by vote of at least a majority of shares present in person or by proxy at any meeting of shareholders, provided that a quorum is present; or (ii) by unanimous vote of the Trustees with notice to, but without the approval of, shareholders.

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine.  The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, if the Fund is unable to verify the information received from the shareholder, or if a determination is made that direct or indirect ownership of shares has become concentrated in a shareholder to an extent that would disqualify the Fund as a regulated investment company under the Code.   Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

The Declaration of Trust specifically requires shareholders, upon demand, to disclose to the Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Fund may disclose such ownership if required by law or regulation.

The Declaration of Trust provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration of Trust permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

The Declaration of Trust gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time.  The Declaration of Trust provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Trust generally.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a Fund may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of a Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a
51

shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which a Fund itself would be unable to meet its obligations.

The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall owe any duty, or have any related liability to any person (including without limitation any shareholder) other than to the Trust or any series of the Trust.  The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall be liable to a Fund or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  The Declaration of Trust requires the Fund to indemnify each Trustee, director, officer, employee, or agent of the Trust to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof.  The 1940 Act currently provides that no officer or director shall be protected from liability to a Fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Declaration of Trust extends to trustees, officers and employees of the Fund, the full protection from liability that the law allows.  The Declaration of Trust provides that the appointment, designation or identification of a Trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such Trustee.

The Declaration of Trust provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions.  Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees.  The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand.  Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand.  If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to prove to a court that the decision of the Trustees was not a good faith exercise of their business judgment on behalf of the Fund.  The Declaration of Trust further provides that shareholders owning shares representing at least 10% of the voting power of the Fund or class of shares of the Fund must join in bringing the derivative action.  If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose.  If a derivative action is brought in violation of the procedures required by the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.

The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Trust, or the series or class, generally.  Under the
52

Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

The Declaration of Trust further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a Fund is obligated to pay shall be calculated using reasonable hourly rates.  The Declaration of Trust also requires that any direct or derivative shareholder action against or on behalf of the Trust, its trustees, officers or employees must be brought in the United States District Court for the District of Massachusetts, in Boston, Massachusetts, or if such action cannot be brought in such court, then in Massachusetts Superior Court, Business Litigation Session, in Boston, Massachusetts.  In addition, shareholders have no right to jury trial for such an action.

The Declaration of Trust also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.

Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” in the Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Sales Charges for Purchases of $250,000 or More of Class A Shares

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:

(i)	Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and

(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser is $250,000 or more.

53

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.

Broker/Dealer Compensation - Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.  The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Two Years After Purchase
$250,000 and up to $2.5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $2.5 million	0.25 of 1% on shares redeemed in year 1 No CDSC on shares redeemed in year 2

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.
54

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$250,000 and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 No CDSC on shares redeemed in years 3 & 4
Over $5 million	None

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by the Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares on or after July 25, 2019 as follows:
55

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 but less than $2.5 million	0.50 of 1%

$2.5 million or more	0.25 of 1%

Prior to July 25, 2019, the Distributor paid a dealer that executed a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Rights of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.

Letters of Intent

“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

As noted above, availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or, if applicable, CDSC waivers, from those set forth below.  Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.
56

Class A Shares may be purchased without a sales charge by:

•	current and former Trustees and officers of any funds in the Aquila Group of Funds;

•
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

•	broker dealers, their officers and employees and other investment professionals;

•	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;

•	certain family members of, and plans for the benefit of, the foregoing; and

•	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.

Purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

 Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

The Fund permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association that

(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Examples of a qualified group include, but are not limited to:

•	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and
57

•	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the fund’s distributor. Intermediaries offering such programs may or may not charge transaction fees.

Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts.

The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer shares of the Fund, except as set forth under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.

Investors may exchange securities acceptable to the Manager and Sub-Adviser for shares of the Fund. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund’s portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries

The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Fund, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor and/or its related companies, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of the Fund.
58

Such additional compensation (which is sometimes referred to as “revenue sharing”) is paid out of the Distributor’s (or related company’s) own resources, without additional charge to the Fund or its shareholders, although such resources may include profits derived from services provided to the Fund.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor (or related companies) may pay additional compensation for services with respect to the Fund and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

•	assistance in training and educating the financial advisor’s personnel;

•	participation in the financial advisor’s conferences and meetings;

•	advertising of the Fund’s shares;

•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

•	shareholder education events;

•	exhibit space or sponsorships at regional or national events of financial intermediaries;

•	participation in special financial advisor programs;

•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;

•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;

•	inclusion of the Fund and/or the Aquila Group of Funds on preferred or recommended sales lists; and

•	other comparable expenses at the discretion of the Distributor.
59

The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2019, include 1st Global Capital Corp., American Enterprise Investment, AXA Advisors LLC, Bankoh Investment Services Inc., Cetera Advisor Network, Charles Schwab, CUSO Financial Services, Edward D Jones & Co LP, Fidelity / National Financial Services LLC, Hilltop Securities Inc., Janney Montgomery Scott LLC, JP Morgan, LPL Financial, Merrill, Morgan Stanley, Pershing LLC, Raymond James & Associates, Raymond James Financial, RBC Capital Markets LLC< Roosevelt & Cross Inc., Stifel Nicolaus & Company Inc., TD Ameritrade Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Vanguard, Voya Financial Advisors Inc., Waddell & Reed Inc., Wedbush Securities Inc. and Wells Fargo Advisors LLC.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

Automatic Withdrawal Plan (Class A Shares Only)

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class F Shares or Class Y Shares.

Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

The Fund no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.

Reinvestment Privilege (Class A and C Shares Only)

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment, and any CDSC
60

deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Exchange Privilege

Shareholders of the Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of the Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class Y Shares must be made through your financial intermediary. Call 800-437-1000 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other fund in the Aquila Group of Funds.

The following important information should be noted:

CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

The funds in the Aquila Group of Funds reserve the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.

All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired; (iii) the ownership of the accounts from which and to which
61

the exchange is made are identical; and (iv) the exchange privilege is available with the share class owned.

The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:

800-437-1000 toll-free

Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.

An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.

Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.

If you are considering an exchange into one of the other funds in the Aquila Group of Funds, you should obtain a copy of and carefully read its Prospectus.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Conversion of Class C Shares

Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila Group of Funds under the Exchange
62

Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Group of Funds.

“Transfer on Death” Registration (Not Available for Class Y Shares)

Each of the funds in the Aquila Group of Funds permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent or your broker/dealer. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

An investor in Class F or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary.

Computation of Net Asset Value

The net asset value of the shares of each of the Fund’s classes is determined on each day that the New York Stock Exchange is open, as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding.  If the New York Stock Exchange closes at another time, the Fund will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees.

Purchases and Redemptions of Shares

The Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for shares of the Fund; one or more of those financial intermediaries are also
63

authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.

Purchases and Redemptions Through Broker/Dealers

A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Limitation of Redemptions in Kind

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter.  Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of the Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com.

In addition, the Manager may share the Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding the Fund’s portfolio holdings to certain mutual fund analysts and rating and tracking entities or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund’s Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Fund’s shareholders and the Fund’s Manager, Sub-Adviser, Distributor or
64

any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Fund, the Manager and the Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The Fund currently provides holdings information to the following service providers with which it has ongoing relationships:

1.	Intercontinental Exchange (pricing services) on a daily basis with no lag;

2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis;

3.	Bloomberg L.P. (tracking and pricing entity) on a daily basis with no lag;

4.	The Bank of New York Mellon (custodian and fund accountant) on a daily basis with no lag;

5.	The Distributor on a daily basis with no lag;

6.	Investor Tools (portfolio analytics service) on a daily basis with no lag;

7.	Fitch Group, its financial printer, as soon as practicable following each fiscal quarter-end; and

8.	Investment Company Institute following each fiscal quarter-end.

The Fund also currently provides holdings information to Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.

Additional Tax Information

The following is a summary of certain material U.S. Federal income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded
65

on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution,
66

as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and maintain qualification for treatment as a regulated investment company.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

For U.S. Federal income tax purposes, net short- and long-term capital losses may generally be carried forward without limit.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

At March 31, 2019, the Current Fund had net short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$923,853	Short-term
$393,137	Long-term

Taxation of U.S. Shareholders

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution
67

is declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by the Fund are exempt from regular Federal income taxes. Distributions of taxable net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of the Fund’s distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.

Dividends and distributions from the Fund (other than exempt-interest dividends) and net gains from redemptions of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income.  For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to
68

receive cash distributions.  The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in the Fund is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Fund may be a specific preference item, or a component of an adjustment item, for purposes of the Federal alternative minimum tax.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal “branch profits” tax, or the Federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
69

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Backup Withholding

The Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities.

Notices

Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Non-U.S. Shareholders

Ordinary dividends (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) and certain other payments made by the Fund to non-U.S. shareholders are generally subject to Federal withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. This 30% withholding tax generally does not apply to exempt-interest dividends, capital gain dividends or redemption proceeds.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax. The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.
70

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends) payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

Basis Reporting

The Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of the Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will calculate the basis of the share sold using its default method unless the shareholder has properly elected to use a different method.  The Fund’s default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder’s Fund shares in the account.

Shareholders may instruct the Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

71

Underwriters

The Distributor acts as the Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

Because the Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, the Successor Fund has not yet made payments to the Distributor.

Payments of the amounts listed below for the Current Fund’s fiscal year ended March 31, 2019 were as follows

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$45,493	None	None	None *

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Proxy Voting Policies

Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling the Fund toll-free number at 1-800-437-1000, (2) at www.aquilafunds.com, and (3) on the SEC’s website at www.sec.gov. The Manager’s proxy voting policies and procedures follow:

Background and Scope of Applicability:  The purposes of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which Aquila Investment Management LLC (the “Firm” or “AIM”) votes the securities for which the AIM exercises voting authority and discretion (“Proxies”).Generally, Aquila Municipal Trust (the “Trust”) does not purchase or hold voting securities.  As a result, it is not likely that the Trust will hold securities whose issuers issue proxies.  However, the Trust is permitted to invest in money market funds whose issuers may periodically issue proxies pursuant to requirements under the Investment Company Act of 1940.  Because of the nature of voting subject matters that might arise in the context of a money market fund proxy, AIM perceives relatively less risk with money market fund proxies in contrast to the proxies of corporate operating companies.  Accordingly, this procedure has been designed and implemented to address matters that might arise in conjunction with voting money market fund proxies.

It is the general policy of the Firm to vote on all matters presented to security holders in any money market fund proxy in which the Trust is eligible to vote, and these policies and procedures have been designed with that in mind.  However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting such Proxy outweigh the benefits to the Trust, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Trust.
72

In the event the Trust holds a voting security and is eligible to vote in a proxy solicitation, these Proxy Voting Policies and Procedures will be used in determining how to cast a vote, whether to abstain from casting a vote, casting actual votes, maintaining required records and publically disclosing the results of proxy voting.

Philosophy Governing Guidelines:  AIM believes that shareholders will do best investing in companies in which the interests of corporate management are properly aligned with the long term interests of shareholders.  In addition, AIM believes that investors are best served by managements and boards of directors that exhibit sound corporate governance.  AIM does not support company managements and boards of directors that attempt to enrich themselves disproportionately at the expense of shareholders or that do not exhibit sound governance practices.  AIM has established these proxy voting guidelines, but believes they cannot anticipate all situations that may arise.  These proxy voting guidelines are guidelines, not rigid rules.  There may be instances in which the specific situation requires a vote that does not follow the guidelines.  However, generally, proxies will be voted in the best interests of Fund shareholders in a manner designed to maximize shareholder value and/ or promote strong mutual fund governance practices.

Proxy Voting Procedures:  The “named” Portfolio Manager of each respective Fund with the Trust will receive, read and vote proxies using the philosophies and guidelines as described herein. AIM will work with the Trust’s Custodian to identify voting securities, receive relevant proxy materials, if any, and distribute such proxy materials to the respective Portfolio Manager. Proxies may be voted either electronically or manually via paper ballots delivered via the U. S. Mail.

Generally, the factor(s) considered in voting proxies may include:

Does the proposed action help or hurt long-term shareholder value?

Does the proposed action help or hurt mutual fund governance practices?

Is the proposed action otherwise in the best interest of Fund shareholders?

Other relevant factors.

If the Portfolio Manager needs further input on a voting matter, they may consult with the Fund’s Chief Compliance Officer, Fund officers or Fund legal counsel.  Voting records will be maintained in a dedicated file for proxy votes in AIM’s headquarters

In cases where votes may require additional analysis, the Portfolio Manager may document the reasoning for the vote and supplement the Fund’s voting records.  AIM will rely on the Securities and Exchange Commission’s (SEC) EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.  AIM will make all required Form N-PX filings with the SEC and will post the Trust’s Proxy Voting Policies and Procedures and proxy voting results on the Aquila Group of Funds website located at www.aquilafunds.com.

73

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1,2

Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.3
Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.4 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
2 Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.
3 For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.
4 Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

While the global short-term “prime” rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either
A-2

pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
U.S. Municipal Demand Obligation Ratings:
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
*—For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.
A-3

VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.
Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation; (2) nature and provisions of the financial obligation; and (3) protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity of the obligor to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
A-4

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.
The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:
A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period.
However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
A-5

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3—Speculative capacity to pay principal and interest.
D—“D” is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Description of S&P Global Ratings’ Dual Ratings:
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).
Description of S&P Global Ratings’ Active Qualifiers (Currently applied and/or outstanding):
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary: Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (3) Preliminary ratings may be assigned to entities that are being
A-6

formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities. (4) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings. (5) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.
The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as the entity’s issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
A-7

B: Highly speculative. “B” ratings indicate that material credit risk is present.
CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.
Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:
Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security, instrument or tranche in a transaction and not to an issuer. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recover to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recover expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recover prospects.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.
A-8

D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or (3) distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.
Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.
Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.
Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
A-9

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C—High short-term default risk. Default is a real possibility.
RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.
Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.
A-10

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.
Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.
Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.
“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.
“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.
Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.
NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.
A-11

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE OREGON ECONOMY
AND OREGON OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Oregon (“Oregon” or the “State”). The sources of payment for Oregon municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the December 2019 Oregon Economic and Revenue Forecast prepared by the State of Oregon Department of Administrative Services Office of Economic Analysis (“OEA”), and other reports prepared by state government and budget officials and statement of issuers of Oregon municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Oregon issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

THE STATE OF OREGON GOVERNMENTAL ORGANIZATION

The Oregon Constitution divides the powers of State government among the Legislative, Executive and Judicial branches.

The Legislative Branch

Oregon has a bicameral Legislative Assembly consisting of the Senate with thirty members elected to serve four-year terms and the House of Representatives with sixty members elected to two-year terms.

The Legislative Assembly convenes its regular session in January of each year, with normal sessions in odd-numbered years (“regular sessions”) and abbreviated sessions in even-numbered years. Legislative sessions are limited to 160 days in odd numbered years, and 35 days in even numbered years. Sessions may be extended for five days at a time, by a two-thirds majority vote of both chambers of the legislature.   During a typical regular legislative session, approximately one-third of the estimated 3,000 bills introduced become law. The Governor or a majority of each house may call special sessions of the Legislative Assembly to deal with emergencies.

The primary functions of the Legislative Assembly are to adopt a balanced budget for all State funds, as required by the Oregon Constitution and to enact general laws. Historically, the Legislative Assembly budgeted on a biennial basis because it convened biennially. However, the Oregon Constitution was amended in 2010 to provide for annual sessions. Therefore, the Legislative Assembly may adopt annual budgets for State agencies, rather than for the entire biennium, or may adopt biennial agency budgets that are adjusted in an interim legislative session. State law requires a financial report of State operations to be prepared at the end of each fiscal year.  The State’s fiscal year ends June 30.

The Oregon Constitution authorizes the Emergency Board (“E-Board’), a joint legislative committee, to meet between legislative sessions to address financial matters of the State arising in the interim period. The seventeen-member E-Board consists of the President of the Senate, Speaker of the House of Representatives, Co-Chairpersons of the Joint Ways and Means Committee, six other Senate members and seven other House members. The E-Board, which may schedule its own meetings, usually meets once every other month during the interim between regular sessions. If an emergency exists, the E- Board may allocate additional moneys to any State agency out of funds appropriated to the E-Board by the Legislative Assembly during its regular session. The E-Board may also provide moneys for an activity required by law for which the Legislative Assembly did not appropriate money to increase expenditure authority from dedicated or continuously appropriated funds, and approve funding for a new activity coming into existence at a time that would preclude submission of a budget to the Legislative Assembly.

The Executive Branch

The chief executive power of the State is vested in the Governor. The Governor is elected to a four-year term and is limited to serving two terms in any twelve-year period. Kate Brown was elected Governor at the November 2018 general election to serve a four-year term ending December 31, 2022. The Governor proposes, plans, and recommends a budget for almost all of State government to the Legislative Assembly. The Governor also may call special sessions of the Legislative Assembly and appoint judges to vacant judicial positions. The Governor directly appoints the directors of most State agencies and many other State officials.

The Secretary of State is a statewide constitutionally elected officer designated as the auditor of public accounts in the State and as the State’s chief elections officer. After former Secretary of State, Dennis Richardson passed away, Bev Clarno was appointed Secretary of State on April 2, 2019 to serve out the term ending on December 31, 2020. As auditor, the Secretary of State audits or reviews the accounts and financial affairs of State boards, commissions, departments and institutions. The Secretary of State also edits, codifies and publishes administrative rules, which supplement laws passed by the Legislative Assembly and prescribe the manner in which State agencies conduct business.

The State Treasurer is also a statewide constitutionally elected officer. Tobias Read was elected Treasurer at the November 2016 general election to serve a four-year term ending December 31, 2020. The Treasurer is responsible for all moneys paid into the State Treasury and administers the State’s banking, cash flow, borrowing, investment operations and several savings programs for Oregonians. The State Treasurer also chairs or serves on numerous State boards and commissions responsible for investing State funds and for setting borrowing policies for the State.

The Governor, the Secretary of State and the State Treasurer comprise the State Land Board, established by the Oregon Constitution to manage the Common School Fund and certain lands dedicated at statehood for educational purposes. The valuation of the Common School Fund was approximately $1.57 billion as of December 31, 2018. Its value fluctuates based on market conditions and the amount of withdrawals.  The fund is managed as a perpetual trust fund with approximately two to five percent of its value distributed annually to the State Superintendent of Public Schools for distribution to the State’s K-12 public school districts.

In addition to the Offices of the Secretary of State and the State Treasurer, the Executive Branch includes other offices administered by statewide elected officials. The State Attorney General manages the Department of Justice and the State’s legal affairs. The Labor Commissioner manages the Bureau of Labor and Industries that oversees and enforces the State’s labor and wage laws.

The Judicial Branch

The Oregon Constitution establishes the Judicial Branch, which consists of the Supreme Court, Court of Appeals, Tax Court, and 36 Circuit Courts in 27 judicial districts. The Chief Justice of the Oregon Supreme Court administers the State court system and is the head of the Oregon Judicial Department. The Court of Appeals hears most of the civil and criminal appeals from the Circuit Courts and reviews most State administrative agency actions. The Circuit Courts are Oregon’s trial courts of general jurisdiction. The Tax Court is a special one-judge court that has exclusive, statewide jurisdiction to hear only cases involving Oregon’s tax laws. All Oregon judges are elected by popular vote. The Governor, however, may appoint judges to fill vacancies that occur.

Services Provided by State Government

The Governor appoints the heads of and coordinates numerous State agencies that provide services through program areas that include: (1) Consumer and Business Services for protecting consumers and workers, promoting a positive business climate and regulation of various professions; (2) Economic and Community Development that aids businesses and people, including job creation, placement and retention services, business recruitment, community development and affordable housing; (3) Education from pre- kindergarten to post-secondary and life-long learning through community colleges and workforce development programs; (4) Human Services that relate to physical, mental and public health, self-sufficiency, child protective services and care for seniors and people with disabilities; (5) Natural Resources overseeing pollution control, land use, water quality and conservation, agriculture and food products, forests, watersheds and fisheries; (6) Public Safety that protects Oregon’s people, property and natural resources through trained militia, law enforcement, prosecution and incarceration of juvenile and adult offenders; (7) Transportation; and (8) Administration that manages and provides policy direction and central services to other State agencies, such as data and networking infrastructure and procurement activities.

Employee Relations

As reported in the State’s Comprehensive Annual Financial Report (“CAFR”) for FY 2018, there were 39,803 employees providing services through State government. Certain employees of the State of Oregon and political subdivisions have the right to form, join, and participate in the activities of labor organizations for representation and collective bargaining on matters concerning employment relations. An officially recognized or certified labor organization is the exclusive representative of its covered employees for collective bargaining. The scope of representation may include, but is not limited to, matters concerning wages, hours, paid leave and grievance procedures. The public employer must bargain in good faith with respect to employment relations. If a contract remains unsettled after a 150-day period of good faith contract negotiations, either or both of the parties may notify the Employment Relations Board (ERB) of the need for a mediator.  The parties may mutually agree to request a mediator before the end of the 150- day period by notifying the Board. If the parties do not reach settlement through mediation, then either party may declare impasse.  The parties then must each submit a final offer to the ERB.  The parties have a 30-day cooling off period, which starts when the parties have submitted their Final Offers to the ERB and the ERB makes public the Final Offers. After the 30-day cooling off period, the employer may implement its final offer. With 10 days’ notice, the union may legally strike. The 10 day strike notice may be provided to the public employer during the 30 day cooling off period or after the cooling off period. For strike- prohibited bargaining units, either the employer or the exclusive representative may initiate binding arbitration to establish a successor collective bargaining agreement if mediation fails to produce a settlement. State labor contracts in the executive branch of government expire at the end of each biennium (June 30, every two years) and are re-negotiated for the following biennium.

STATE FINANCIAL OPERATIONS

Budgetary Process

The Oregon constitution requires the State’s budget to balance at the end of each biennium. Article IX, Section 2 of the Oregon Constitution states that the Legislative Assembly shall provide for raising revenue sufficiently to defray the expenses of the State for each fiscal year. Article IX, Section 6 of the constitution states that “whenever the expenses, of any fiscal year, shall exceed the income, the Legislative Assembly shall provide for levying a tax, for the ensuing fiscal year, sufficient, with other sources of income, to pay the deficiency, as well as the estimated expense [sic] of the ensuing fiscal year.” Because of these two provisions, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

Historically, during the regular legislative session at the end of every biennium, the Legislative Assembly adopts a budget covering all of the State’s operations for the next biennium. A biennium begins July 1 and ends June 30 of odd-numbered years. The budget is adopted through the enactment of separate budget bills for each State agency and the Legislative and Judicial Branches (the “Budget Bills”). There are four different categories of funds included in the State’s budget: (i) General Fund, (ii) Lottery   Funds, (iii) Other Funds (dedicated funds), and (iv) Federal Funds.

The budgeting process begins with the Governor’s submission of a recommended budget for State agencies in the December preceding the start of a new regular legislative session. Concurrently, the Department of Administrative Services (“DAS” or the “Department”) prepares and files Budget Bills during December so that when the Legislative Assembly convenes in January for its regular session, the Joint Ways and Means Committee can begin consideration of each bill. By statute, the budget may not permit certain governmental purpose expenditures to exceed eight percent of the State’s personal income. This limitation may be exceeded only if the Governor declares an emergency and if three-fifths of each house of the Legislative Assembly votes to exceed the limit.

The Legislative Assembly may provide spending authority to a State agency through a continuous appropriation of a fund dedicated for a certain purpose. In that case, spending is limited only by the amount of revenues received in or held by the fund. The Legislative Assembly may also limit the amount of money spent by placing an expenditure limitation on a continuously appropriated and dedicated fund. In addition, the Legislative Assembly enacts one-time appropriations of moneys to specific agencies or programs from moneys expected to be received or held by the State’s General Fund and from lottery revenues. After the Budget Bills are passed, the Governor may veto an entire bill, single items in appropriation bills or the emergency clause in a bill. A two-thirds vote of the Legislative Assembly may override the Governor’s veto.

If budget adjustments are required after a legislative session has ended, the Legislative Assembly may meet again in a specially called session, or the Legislative E- Board may adjust agency budgets.

Component Units

The Legislative Assembly has authorized the creation of certain public or non-profit corporations that are closely tied to specific statewide functions or agencies (the “Component Units”). These entities generally perform statewide functions that are authorized by the Legislative Assembly, but are not required to comply with many of the budgeting, purchasing and other requirements imposed on State agencies.  Included among these Component Units are the State Accident Insurance Fund (SAIF) Corporation and the Oregon Health and Science University (“OHSU”). In 1995, the Legislative Assembly transferred the duties and powers of the OHSU to an independent public corporation with statewide purposes and missions and without territorial boundaries. The State entered into a Debt Service Payment Agreement with OHSU pursuant to which OHSU assumed the repayment obligation for all bonds issued by the State for the original university. OHSU submits its funding request for each biennium to DAS, which includes such request as part of the Governor’s biennial recommended budget.

In addition, as of July 1, 2015 the State’s seven public universities became independent universities, each governed by an independent board and considered a public body with statewide purposes and without territorial boundaries. Each independent university may submit a funding request for each biennium that requests state aid and appropriations for state-funded debt service. This funding request is made through the Higher Education Coordinating Commission to the Governor and made a part of the Governor’s biennial recommended budget. Any moneys appropriated to pay debt service for state bonds must be held by the State Treasurer pursuant to an agreement entered into by the State Treasurer and an independent university.

Revenue Forecasting

Oregon law requires DAS to prepare an estimate for each calendar quarter of the total amount of revenue, including General Fund and lottery revenues, available for State purposes for the current fiscal year, as well as the amount of revenue received quarterly, cumulated through the biennium. DAS must report its estimates to the Legislative Assembly, when it is in session, and to certain interim committees of the Legislative Assembly, when it is not in session. The reports are issued each March, June, September and December, with their posting dates varying slightly. These reports are commonly known as the quarterly “revenue forecast”, and focus on the amount of expected General Fund and lottery revenues. In odd-numbered years when the Legislative Assembly is in session, the June forecast is released approximately May 15 and is commonly referred to as the “close of session” or “COS” forecast.

Oregon law also requires DAS to set forth the methodology and assumptions used to develop each quarterly revenue forecast. The State uses an econometric model to forecast the Oregon economy and personal and corporate income taxes (over 90 percent of the State’s General Fund revenue). The econometric model has two major parts: (1) a State economic model that estimates employment, wages and personal income; and (2) a revenue forecasting system based on the economic model, for use in estimating personal and corporate income taxes. The system receives new data each quarter, with revisions to the model as necessary. The model does not include the fees and other miscellaneous revenues that comprise the balance of General Fund revenues.

The development of a revenue forecast involves three steps. First, a forecast of economic conditions in Oregon is made, then projected income and population is translated into projected tax receipts other than from corporate and excise taxes and finally corporate income and excise tax collections are projected.  In developing its projections, the State uses the national baseline forecasts of IHS Economics.

Accounting Practices

Oregon law designates DAS as the agency responsible for the overall administration and coordination of the State’s internal accounting and other fiscal controls and procedures. DAS has developed the Oregon Accounting Manual that sets forth internal policies and uniform procedures for agencies to follow in their fiscal management, accounting and reporting.

DAS must prepare a financial report for the State of Oregon within 180 days after the close of each fiscal year. The reporting entity of the State of Oregon includes all agencies, boards, and commissions that are legally part of the State (primary government), and the State’s component units. Component units are legally separate entities for which the primary government is financially accountable or entities that warrant inclusion as part of the financial reporting entity because of the nature and significance of their relationship with the primary government. Oregon’s financial statements are prepared in conformity with generally accepted accounting principles applicable to state governments.

All governmental funds use the modified accrual basis of accounting. Revenues are recognized when they become measurable and available. On the modified accrual basis of accounting, taxpayer assessed taxes are recognized when the underlying exchange has occurred and the resources are available. Expenditures are recognized under the modified accrual basis of accounting when the related liability is incurred. An exception to this general rule of expenditure recognition is that principal and interest on general long-term debt is recognized when due.

Audits

The Secretary of State, as State Auditor, may audit or review the accounts and financial affairs of each State agency as deemed appropriate under ORS 297.210. An audit or review may also occur when there is a change in the executive head of an institution or department. The Governor, Legislative Fiscal Officer and DAS receive a report on each audit. The Secretary of State’s Audit Division reviews the funds of the State’s larger agencies in connection with the development of the State’s annual financial report and provides annual audits, as requested, for the State’s revenue bond funded programs.

Disbursements and Allotments

Oregon law requires that State agency spending be monitored and that moneys be disbursed throughout the biennium through an allotment process that is administered by DAS. Under this process, DAS allots to each agency the amount of appropriated moneys that may be spent during each of the eight quarters in a biennium. The amount of an allotment is based on estimates submitted by agencies of their statutory duties and projected expenditures to fulfill the purposes for which moneys were appropriated to them. DAS may amend allotments previously made by it at the request of an agency or after notice by DAS to an agency.  In addition, if DAS declares at any time during the biennium that there is a projected budget deficit due to insufficient revenues, then DAS, with the Governor’s approval, may reduce previously made allotments to a level necessary to prevent the deficit. Allotments made for the purpose of debt service payments, however, may not be reduced.

Fiscal Checks and Balances

Oregon law provides for a system of checks and balances with respect to the deposit, accounting and expenditure of State moneys. DAS supervises State agency accounting and prescribes rules and regulations for preparation of agency budgets. The Secretary of State, the constitutionally designated auditor of public accounts, may disapprove claims for payment from any moneys in the State Treasury. State agencies are required to turn the moneys collected by them over to the State Treasurer for deposit into various funds that comprise the State Treasury. The State Treasurer is responsible for control of State banking relationships, cash management and the investment of State funds. Some State moneys are deposited with outside trustees who administer the cash and investments.

On a day-to-day basis, DAS, along with the State Treasurer and the Secretary of State, maintains the system of checks and balances. For example, DAS reconciles its accounts monthly with the related account balances maintained by the State Treasurer, which facilitates the adjustment of any imbalances or other errors. DAS also follows up on major deficiencies listed in the audit reports prepared by the Audits Division of the Secretary of State. Agencies must respond to DAS stating in detail how they will correct the deficiencies.

Loss Management

The Department of Administrative Services, Enterprise Goods and Services, Risk Management section is responsible for managing the State’s risk of loss due to various types of loss or liability. The primary kinds of loss that the section works to prevent or pay include physical loss or damage to State property, tort liability claims brought against the State, its officers, employees, or agents, inmate injury, workers’ compensation, employee dishonesty, and faithful performance bonds for key positions as required by law and additional positions as determined by agency policy. The State Insurance Fund (the “Fund”) generally pays up to a set amount for various types of losses through its self-insurance program, with excess amounts covered by purchased commercial insurance policies. Both self-insurance losses and commercial insurance premiums are paid from the Fund. For each separate category of potential loss, DAS determines the appropriate level of the Fund or commercial insurance. Agencies pay assessments to the Fund for each category of loss.

Seismic Activity

The State is located in an area of seismic activity along the Pacific coast. The scientific consensus is that the State and the Pacific Northwest region is subject to periodic great earthquakes along the Cascadia Subduction Zone, a large fault that runs offshore from Northern California to British Columbia. Geologists are predicting the Pacific Northwest is due for a major earthquake magnitude (8.7 to 9.1). Such an earthquake would cause widespread damage to structures and infrastructure in western Oregon, and total damage in coastal areas inundated by a possible accompanying tsunami. It is likely the infrastructure damage would be sufficient to disrupt transportation, communication, water and sewer systems, power and gas delivery and fuel supplies for weeks to months for much of Western Oregon. This kind of regional disaster is unprecedented and could result in a significant permanent loss of population and business. Other natural disasters occur occasionally, including wildfires, volcanic eruptions, mudslides and wind storms but with less damage that is more localized than is predicted to occur from a major earthquake.

Cybersecurity

The State of Oregon operates a large and complex technology infrastructure to conduct its operations. The quickly changing cybersecurity threat landscape presents increasing risk to the integrity and confidentiality of information that the State receives and holds.

The State has adopted the National Institute of Standards and Technology Cybersecurity Framework as a defining roadmap for reducing or mitigating the risk of impact and/or damage from cybersecurity incidents. The Office of the State Chief Information Officer (“OSCIO”), which is responsible for all State Information Technology (“IT”) and computer systems, has established Statewide Information Security Standards for information systems security. The Statewide Information Security Standards and recommended best practices have been developed using a combination of international and national standards, including the NIST Cyber Security Framework. These standards promote the development, implementation, and operation of secure information systems by establishing minimum levels of due diligence for information security. All State executive branch employees are required to take annual information security training.

The OSCIO directs Information Security strategies and policies statewide. In August 2018, the State adopted a Statewide Information Security Plan in order to apply relevant safeguards to State agencies and State information, IT Systems, networks, and applications. Compliance with this information security plan and statewide policies and standards is mandatory.

The Enterprise Security Office (ESO), as part of the OSCIO, has authority and responsibility for the statewide incident response program, as well as dissemination of security training, policy, and best practices across the State. The ESO has developed an Incident Response Plan to guide response to information security incidents. The Incident Response Plan describes how resources are to be brought together to respond to an information security incident, and was written in close coordination with the Office of Emergency Management and the Emergency Response Council. The Plan adopts National Incident Management System and Incident Command Systems methodology and terminology wherever possible and is designed to fit within existing emergency response practices. Pursuant to this Incident Response Plan, the State Incident Response Team (SIRT) responds to information security incidents that potentially impact multiple agencies or which pose a significant threat to the State. The SIRT is responsible for coordinating interagency security incident response resources and communications during or about an information security incident that impact multiple agencies. To test the incident response plan and verify SIRT’s ability to execute, information security incident exercises are planned and conducted as necessary, depending upon the then-level of recent SIRT activity.

Enterprise security governance is being modified as a result of the 2017 Senate Bill 90, which unified information technology security functions under the authority of the State CIO. In the next biennium, major cybersecurity initiatives that address findings of federal and state audits and cybersecurity risk assessments will be coordinated through the Enterprise Leadership Team, which provides strategic direction for the executive agencies of the State. Agencies with elected leadership (Secretary of State, Treasury and Attorney General), the Legislature and Judiciary are coordinated with in the implementation of cybersecurity initiatives to maximize the protection of critical State systems and data from a common threat.

Despite the implementation of these cybersecurity plans and procedures, no assurances can be given by the State that such measures will ensure against all potential cybersecurity threats and attacks and accompanying disruptions and costs.

STATE OF OREGON INVESTMENT POLICIES

The Office of the State Treasurer (the “OST”) invests moneys held on behalf of state agencies and participating local governments through two pooled investment vehicles or through separate accounts with guidelines specific to the agency’s investment needs. Some of the agency moneys invested by the OST are bond proceeds or moneys used to pay bond debt service. The State’s investment policies are governed by Oregon Revised Statutes and the Oregon Investment Council (the “OIC”). The OIC, created by a 1965 legislative act, establishes investment policies for all State funds. The OST is responsible for implementing those policies. The Governor appoints four of the OIC’s five voting members, who are subject to confirmation by the Oregon Senate. The State Treasurer serves by statute. OST pooled investment vehicles are the statutory Oregon Short-Term Fund (the “OSTF”) and the internally established Oregon Intermediate-Term Pool (the “OITP”).

The OSTF is a short-term cash investment vehicle created by statute to invest State agency and Oregon local government moneys. The OSTF is not registered with the U.S. Securities and Exchange Commission as an investment company. The OST manages the OSTF within guidelines established by the OIC, with advice from and in consultation with, the OSTF Board. Primary investment objectives established for the fund are, in order of priority: preservation of principal, liquidity and yield. The OSTF Financial Statements for the year ended June 30, 2018 reported net assets of approximately $18.6 billion.

The guidelines in place for the OSTF require at least 50 percent of the portfolio to mature or re- price within 93 days; no more than 25 percent of the portfolio may have a maturity longer than one year; and no investments may have a final maturity longer than three years as measured from the settlement date of the initial transaction. Total weighted average credit quality of the portfolio must be a minimum of AA by Standard & Poor’s. Reference the OSTF guidelines for full details. Eligible investments may include the following:

•	Investments with minimum long-term ratings of AA-, Aa3, or AA-, or better, by Standard & Poor’s, Moody’s Investors Services, or Fitch Ratings, respectively, consisting of:
-	U.S. Treasury Securities
-	U.S. Government Agency Securities
-	U.S. dollar-denominated Foreign Government Securities and their Instrumentalities
•	Commercial Paper with short-term ratings of A-1, P-1 or Fl by Standard & Poor’s, Moody’s or Fitch Ratings, respectively, at the time of purchase.
•	Corporate indebtedness with minimum long-term ratings of A-, A3 or A- by Standard & Poor’s, Moody’s or Fitch Ratings, respectively, at the time of purchase.
•
Asset-Backed Securities with minimum long-term ratings of AAA, Aaa or AAA or minimum short- term ratings of A-1+, P-1 or Fl+ by Standard & Poor’s, Moody’s or Fitch Ratings, respectively, at the time of purchase.

•
Certificates of deposit issued by banks in Oregon and insured by the FDIC or collateralized according to ORS Chapter 295, and negotiable certificates of deposit and banker’s acceptances from domestic commercial banks with minimum short term ratings A1/P1/F1 by Standard  & Poor’s, Moody’s or Fitch Ratings, respectively.

•
Municipal debt obligations (agencies, instrumentalities, and political subdivisions) that have long-term ratings of AA-, Aa3 or AA-, or better, or are rated in the highest category for short-term municipal debt by Standard & Poor’s, Moody’s Investors Services, or Fitch Ratings, respectively, at the time of purchase.

•
Repurchase agreements and reverse repurchase agreements that mature in no more than 90 days are fully collateralized with cash, government obligations or obligations of agencies of the federal government and are entered into with primary dealers as recognized by the Federal Reserve Bank or the State’s custodial bank and certain other types of debt or similar instruments.

•	Up to $250 million in the Oregon Local Government Intermediate Fund (“OLGIF”)

The OITP is an alternative to the OSTF for State agencies. The moneys in the OITP are pooled and managed by OST to invest dollars not needed to cover short-term needs and able to withstand price volatility to achieve returns often associated with longer-term investments. The OITP is a voluntary investment vehicle for State agencies with funds that are allowed to be invested.

The OITP’s management objective is to maximize total return, which includes investment value and coupon income within the desired risk parameters and fixed income investments prescribed in the portfolio guidelines. The OITP’s benchmark index is the Barclay’s US Aggregate 3-5 years. The OITP is not structured to provide 100 percent net asset value on each participant’s initial investment at all times. For consistency with the portfolio’s total return objective, the value of each participant’s investment is determined on a proportional basis to the net market value of the entire portfolio. The OITP is not registered with the U.S. Securities and Exchange Commission as an investment company.

Eligible investments are detailed in the OITP guidelines, but in general, the OITP may invest, subject to diversification requirements, in several types of investment grade rated debt market instruments denominated in U.S. dollars.  These may include:

•	Obligations of U.S. and non-U.S. corporate issuers;
•	Obligations of the U.S. government and its agencies and instrumentalities;
•	Obligations issued or guaranteed by non-U.S. governments and instrumentalities;
•	Taxable debt securities issued by U.S. states or local governments and their agencies, authorities and other U.S. state government-sponsored enterprises;
•	Repurchase agreements and reverse repurchase agreements.

The OITP invests in securities that, at the time of purchase, are investment grade rated by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s. The overall portfolio must maintain an average modified duration of+/- 20% of its benchmark index. Limitations on individual investment terms to maturity vary by security type, but in general, securities have a maximum term of or weighted average life of 10 years.

Except for U.S. Treasury and U.S. Agency securities, no more than five percent of the OITP may be invested in the securities of any one issuer and a maximum of 25 percent may be invested in any one of 10 broad sectors as defined by the Bloomberg Industry Classification System (“BICS”).

REVENUES

Revenues available to the State are discussed below based on the following categories: General Fund, Lottery Funds, Reserve Funds, Other Funds and Federal Funds. Certain of these revenues are available only to finance permitted purposes as authorized by State or federal law. Article IV, Section 25 of the Oregon Constitution requires a three-fifths majority of all members elected to each House to pass bills for raising revenue and that the governor and presiding officer of each respective house sign the bill of resolution.

General Fund Revenues

The following describes the largest sources of the State’s General Fund revenues.

Taxes

Personal Income Taxes. Oregon taxes the personal income of individuals, estates, and trusts. Taxable income is calculated using the Internal Revenue Code of 1986, as amended and in effect applicable to the tax year of the taxpayer. Taxable income for Oregon uses the federal definition of taxable income currently in effect for that tax year with some specific modifications for Oregon.  Oregon employers withhold income tax from their employees’ wages. Self-employed persons and others not subject to withholding must pay quarterly estimated tax payments.  Taxpayers file Oregon tax returns for refunds or pay tax due by April 15 of each year (a taxpayer can file for a 6 month extension to file the return, however tax must be paid by April 15).

Corporate Excise and Income Taxes. Corporations are subject to either a corporate excise tax or the corporate income tax under Oregon law. The corporate excise tax is imposed for the privilege of doing business in Oregon. A corporation is doing business in Oregon when it engages in any profit-seeking activity in Oregon.

The corporate income tax is imposed on any corporation that has income from an Oregon source. Corporations that operate in more than one state must determine the share of their income attributable to Oregon activities using Oregon sales relative to sales in all states for both income taxes and excises taxes. The corporate income tax rate mirrors that of the excise tax rate on taxable income derived from sources within Oregon.

Insurance Taxes. Insurers operating in Oregon are subject to the corporate excise tax. Some insurers that are domiciled in other states or countries are also subject to a retaliatory tax. The Oregon Department of Revenue collects the excise tax. The Insurance Division of the Department of Consumer and Business Services collects the retaliatory tax.

Estate Taxes. Oregon’s estate tax is imposed as a percentage of the Oregon taxable estate. Because Oregon calculates its tax differently than the federal estate tax, the Oregon estate tax amount may be different from the federal tax amount.  The Oregon estate tax is tied to the definition of a “taxable estate” in the Federal Internal Revenue Code, but that definition is modified by Oregon law.

Cigarette and Other Tobacco Taxes. The State imposes an excise tax on the distribution of all tobacco products in Oregon. The cigarette and other tobacco products taxes are distributed primarily to fund health-related programs, including the Oregon Health Plan and tobacco use reduction, another portion goes to the state General Fund, and the balance is distributed equally among cities, counties and the Department of Transportation.

Other Taxes. A portion of the moneys collected from several forest harvest taxes and the Amusement Device Tax are allocated to the General Fund.

Fines and Fees

The fines and fees section of General Fund revenues includes State Court Fees, Secretary of State Corporation Fees, Criminal Fines and Assessments, and Securities Fees. These are fees imposed by agencies or the State courts for the filing of certain court-related or corporate documents and certain fines for violations of the law.

Liquor Sales Apportionment

The State imposes taxes on beer, wine and distilled liquor manufactured or distributed in Oregon. The Oregon Liquor Control Commission (“OLCC”) exclusively imports and distributes beverages with 21 percent or more alcohol. The OLCC sets the retail prices for the alcohol it distributes. The net revenue from these operations goes into an OLCC account, which distributes approximately 56 percent of the revenues to the General Fund.

Other Sources

Other major sources of General Fund revenue include charges for central services performed by DAS, interest earnings, and miscellaneous revenues.

Return of General Fund Revenue to Personal Income Taxpayers (2% Surplus Kicker)

Under the Oregon Constitution, if biennium revenues actually received exceed estimated amounts to be received from personal income taxes by more than two percent, the amount received above the estimate is credited to individual taxpayers. This amount of excess revenue is popularly known as the “kicker.” For individuals, this refundable credit is based on the previous calendar year's tax liability (for example, 2018 liability for the 2017-19 kicker). Kicker amounts attributable to corporate income and excise taxes (actual biennium revenue from corporations that exceed the revenue forecast by more than two percent) are retained for use in K through 12 public education and are not refunded or credited. The State may retain the individual kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker.

Lottery Funds

Revenues from the operation of the Oregon State Lottery comprise a significant source of money in the State’s budget. After the payment of prizes and operating the State Lottery, revenues are constitutionally dedicated to education, economic development, and natural resources program areas. According to the Oregon Constitution, approximately 84 percent of the total annual revenues from the sale of lottery tickets or shares shall be returned to the public in the form of prizes and net revenues benefiting the public purpose. After paying player prizes and operating expenses, the Lottery transfers the remaining revenues to the Administrative Services Economic Development Fund. The Oregon Constitution and the Legislative Assembly direct how moneys from this fund are distributed. Presently, the Education Stability Fund and the Parks and Natural Resources Fund receive about 33 percent of total transfers, and 1.5% of net lottery proceed transfers are constitutionally dedicated to veterans’ services. Debt service payments, State school funding, and economic development efforts are the primary uses for the remainder.

Reserve Funds

The State has two budgetary reserve funds, the Education Stability Fund and the Oregon Rainy Day Fund that may be drawn on in the event of General Fund revenue shortfalls or economic downturns within a biennium subject to certain restrictions described below.

Education Stability Fund (“ESF”). Under the Oregon Constitution, 18 percent of the net proceeds from the State Lottery must be deposited in the ESF. The ESF retains earnings or spends them on public education. The Legislative Assembly also may appropriate other moneys or revenues to the ESF. The amount in the ESF may not exceed five percent of the amount that was accrued as revenues in the State’s General Fund during the prior biennium. If three-fifths of the Legislative Assembly approves, the Legislative Assembly can appropriate all or a portion of the money in the ESF for public education expenditures subject to the Governor also declaring an emergency or the Legislative Assembly finding that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) nonfarm employment has declined for two consecutive quarters in the last twelve months or (iii) General Fund revenues have dropped at least two percent below the current close of session forecast.

Rainy Day Fund (“RDF”). The 2007 Legislative Assembly authorized the establishment of the Oregon Rainy Day Fund, codified in ORS 293.144 to 293.148. ORS 293.146 provides for deposits to the RDF in an amount equal to up to one percent of the State’s General Fund appropriations for a biennium. The deposit is payable from the State’s General Fund ending balance at the end of a particular biennium. The actual amount of the deposit up to the one percent requirement will depend on the size of the State’s General Fund ending balance. Additional transfers to the RDF cannot be made if the balance in the RDF exceeds 7.5 percent of the amount of General Fund revenues collected in the prior biennium. If three-fifths of the Legislative Assembly approves, the Legislative Assembly may appropriate two-thirds of the beginning balance of the biennium in the RDF if it finds that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) nonfarm employment has declined for two consecutive quarters in the last twelve months; or (iii) General Fund revenues have dropped at least two percent below the current close of session forecast.

Other Funds Revenues

A description of the largest sources of the State’s Other Funds revenue follows below.

Selective Sales and Use Taxes

Cigarette and Other Tobacco Taxes. As described above, a portion of the cigarette tax goes to the General Fund and a portion goes towards the Oregon Health Plan. The Oregon Health Plan is the primary recipient of the cigarette tax distributed as Other Funds, with small amounts distributed to tobacco cessation programs and among cities, counties, and elderly and disabled transportation programs.

Recreational Marijuana Taxes. Oregon voters legalized recreational use of marijuana under Measure 91 and designated the OLCC as the state agency to regulate the commercial growing and selling of recreational marijuana. The marijuana tax is imposed at the retail level and collected by the Department of Revenue. The Legislative Assembly set the state tax rate at 17 percent of the retail price. Separately, a tax of up to three percent of the retail price may be imposed by counties or cities. The state tax began to be imposed on sales on or after January 4, 2016, and is currently distributed 10% to cities that allow marijuana businesses, 10% to counties that allow marijuana businesses, 40% to the State School Fund; 20% to the state Mental Health Alcoholism and Drug Services account; 15% to State Police; and 5% to the Oregon Health Authority for alcohol and drug abuse prevention.

Motor Fuels Tax and Weight-Mile Tax. Oregon imposes a tax per gallon on the sale of gasoline and other fuels used to propel motor vehicles on the State’s highways. The Oregon Department of Transportation (“ODOT”) also assesses a weight-mile tax and road use fees on commercial vehicles that operate on public roads within Oregon. The weight-mile tax is based on the declared combination of vehicle weight and vehicle classification group. Revenues derived from the fuels tax, weight-mile tax and road use assessment fees are paid into the State Highway Fund.

Gross Receipts Business Taxes
Corporate Activity Tax. In 2019, the Oregon Legislature enacted a new business privilege tax on commercial activity beginning in calendar year 2020. The tax applies to commercial activity in Oregon exceeding $1 million by businesses, including corporations and other entities as well as sole proprietors, during the calendar year. Commercial activity is generally defined as the total amount realized by the business from transactions and activity in the regular course of the business, subject to certain enumerated exclusions and subtractions, with certain specified income streams made subject to the tax for financials and insurers. Estimated tax payments for the Corporate Activity Tax are due quarterly. The rate of the tax is $250 plus the product of the business's taxable commercial activity in excess of $1 million for the calendar year multiplied by 0.57 percent. All net revenue from the Corporate Activity Tax is transferred to the Fund for Student Success, separate from the General Fund, and must be used for education and school purposes.

Public Utilities. Regulated utilities operating within the State must pay taxes based on their gross operating revenues. These taxes are collected to cover the cost of utility regulation performed by the Oregon Public Utility Commission.

Employer-Employee Taxes
Employment Taxes. Employers and employees in Oregon must pay unemployment taxes. The rate of unemployment tax depends upon the balance in the Unemployment Compensation Trust Fund as of August 31 of each year, the taxable payroll, and the amount of unemployment benefits paid.

Workers’ Compensation Insurance. Oregon employers and employees also pay a workers’ compensation assessment. The Director of the Department of Consumer and Business Services determines the amount of workers’ compensation assessments.

Severance Taxes
The Small Tract Forestland Severance taxes are paid to funds outside of the General Fund for various education and county programs, either in Eastern or Western Oregon.

Licenses and Fees
Owners and operators of motor vehicles pay fees to ODOT for the licensing, registration, and titling of their vehicles. These moneys are dedicated to the State Highway Fund and other funds or accounts dedicated for transportation purposes. Other revenues are generated from the sale of hunting and fishing licenses and tags, occupational license fees, and other licensing fees.

New Vehicle Taxes
Oregon imposes a vehicle dealer privilege tax (the “Privilege Tax”) for the privilege of selling new vehicles in Oregon. The State also applies a vehicle use tax (the “Use Tax” and together with the Privilege Tax, the “Vehicle Taxes”) to new vehicles purchased from dealers outside of Oregon by Oregon residents or businesses that will use or store the vehicle in Oregon. The Use Tax moneys are deposited into the State Highway Fund and dedicated for transportation purposes, while the Privilege Tax moneys are deposited in the Zero-Emission Incentive Fund and the Connect Oregon Fund.

Transient Lodging Taxes
Since January 1, 2004, Oregon has imposed a tax on transient lodging. The tax funds Travel Oregon, the statewide tourism promotion agency.

Other Revenues
Charges for Services. Major portions of these Other Funds revenues are premium payments collected by the Public Employees Benefit Board and the Oregon Educators Benefit Board; fees charged to state agencies for centralized services provided by the Department of Administrative Services; and administrative charges to various tax, fee, assessment, collections and other programs.

Fines, Rents and Royalties, Bond Sales. The State collects income from State-owned properties that are leased or rented. It also collects fines and royalties. Proceeds from the sale of bonds issued by the State are deposited into various program funds and accounts for disbursement to construction projects, or loan and grant programs operated by various State agencies.

Sales, Donations and Loan Repayments. The State from time to time sells State-owned properties, receives donations from various parties and receives repayments on loans made to governmental and private entities under various programs.

Federal Funds

Federal Funds are moneys received from the federal government. The Legislative Assembly may authorize receipt of Federal Funds for specific purposes. These funds must be appropriated by the Legislative Assembly and used in accordance with any restrictions placed on the funds by the federal government.

RECENT DEVELOPMENTS

2019-2021 Biennial Budget Process

During the 2019 Legislative Session, the Legislative Assembly adopted a balanced budget for the 2019-2021 biennium (the “Legislatively Adopted Budget” or “LAB”) as required by the State Constitution. The LAB is based on the projected revenues from the State Economic and Revenue Forecast that was released on May 15, 2019 (the “May 2019 Forecast”) and revenue changes enacted during the 2019 Legislative Session.  The General Fund and Lottery Fund expenditure budget totals approximately $23.668 billion.

The combined General Fund and Lottery Funds adopted budget is 12.1% higher than the 2017- 2019 Legislatively Approved Budget. The General Fund and Lottery Fund resources are based on the May 2019 Forecast and additional resources approved by the Legislative Assembly during the 2019 legislative session. Some of the actions approved by the Legislative Assembly include fee increases for the Oregon Liquor Control Commission and court filings, one-time agency transfers of resources from Other Funds to General Fund and the extension of several income tax credits that were scheduled to sunset at the end of 2017-2019 biennium.

Other Actions of the 2019 Legislative Session

During the 2019 Legislative Session, the Legislative Assembly enacted House Bill 3427 (“HB 3427”) (Oregon Laws 2019, Chapter 122) that created a Student Success Fund, which is not part of the State’s General Fund. HB 3427 imposes a Corporate Activity Tax on certain taxable commercial activity and designates the revenues to be used for funding prekindergarten through grade 12 level education and early learning programs.  In addition, HB 3427 reduces certain personal income tax rates by 0.25 percent. The revenue impact of HB 3427 is estimated to be a net revenue increase of $1.16 billion for the 2019-2021 biennium, $2.09 billion for the 2021-2023 biennium and $2.28 billion for the 2023-2025 biennium. HB 3427 took effect on September 29, the 91st day after adjournment of the 2019 Legislative Assembly.

The Legislative Assembly also enacted House Bill 2377 (“HB 2377”) (Oregon Laws 2019, Chapter 643), which, among other things, shifts certain revenues previously planned to accrue to Other Fund accounts to the General Fund for general governmental purposes during the 2019-2021 biennium. These one-time transfers increased General Fund revenues for the 2019-2021 biennium by $155.2 million. The two largest single transfers are $50.9 million from the DAS Operating Fund, which represents funds received from state agencies to provide administrative services, and $46.0 million from the Department of Justice Protection and Education Revolving Account, which represents revenues received from judgments, settlements and other recoveries.

In addition, the Legislative Assembly enacted House Bill 2270 (“HB 2270”) (Oregon Laws 2019, Chapter 525), which, among other things, increases the tax rate on certain tobacco products effective January 1, 2021. HB 2270 stipulates the provisions of the bill will be referred to the voters for approval or rejection at the next regular general election, which is in November of 2020. If approved by voters, the provisions of the bill are expected to generate an estimated $115 million of additional revenue in the 2019- 2021 biennium and $350 million per biennium in each of two subsequent biennia.

Biennial Bond Legislation

2019-2021 Biennial Bond Legislation. The biennial “bond bill,” House Bill 5005 (Oregon Laws 2019, Chapter 661), authorizes approximately $1.24 billion in general obligation bonds and approximately $1.39 billion in direct revenue bonds, including $302.5 million of Lottery Revenue Bonds, to be issued during the 2019-2021 biennium. In addition, approximately $80 million in other financing agreements were authorized to be issued during the 2019-2021 biennium.

ECONOMIC INFORMATION

The following information is derived from the December 2019 Oregon Economic and Revenue Forecast prepared by the OEA.

SUMMARY

The longest running U.S. economic expansion marches on. Growth has slowed in 2019 and downside risks remain elevated. However, a recession is not yet seen in the data. Importantly, the two primary causes for concern are either improving - the yield curve is no longer inverted - or at least not getting worse - the trade war escalation is on hold for the time being. That said, while slower growth this year was expected, the question is whether or not the composition of and factors behind the slowdown point to something more worrisome.

Nationwide economic growth has slowed to potential as business investment remains weak, but the consumer is strong. Of course consumption is not a leading indicator, but provided the labor market holds up, so too should spending. Here in Oregon, job growth has slowed to gains seen in Oregon’s underlying population. For the eleventh year of expansion, such gains remain solid. To date, Oregon’s slowdown is driven more by fewer hirings and a tight labor market, rather than an increase in layoffs. These dynamics, when combined with ongoing strong income growth keep the outlook intact. As confirmed by recently released Census data, current economic conditions in Oregon have rarely been better. The expansion endures even as risks remain elevated.

Oregon’s General Fund tax collections continue to outstrip gains in the underlying economy so far in the 2019-21 biennium. The largest part of Oregon’s General Fund, personal income tax collections, surged during the peak   tax season and continued to post strong gains as extension filers submitted their tax returns in the fall. Both income tax payments net of refunds, as well as withholdings out of paychecks, have been posting growth rates above what economic gains would call for. Corporate tax collections have slowed a bit in recent months, but remain elevated above their typical size as well.

The primary forecasting challenge for the current biennium is to determine how much of the recently strong tax collections are due to temporary factors that will fade away in the months ahead. Even without the onset of recession, revenue growth is facing major headwinds during the current biennium. State & federal tax policies, a big kicker refund and slower economic growth will all weigh on General Fund revenues in the near term.

While there is a great deal of uncertainty about the staying power of recent revenue growth, the December forecast reflects a stable economic outlook, with the expected size of General Fund collections increasing slightly over what was expected at the Close of Session.

Going forward, the uncertain path of the nationwide economy will dominate the revenue outlook. Fortunately, Oregon is better positioned than ever before to weather a revenue downturn.  Automatic deposits into the Rainy Day Fund and Education Stability Fund have added up over the decade-long economic expansion. When the projected ending balance for the current biennium is included, Oregon is expected to end the biennium with more than $2.7 billion in reserves set aside, amounting to almost 13% of the two-year budget.

ECONOMIC OUTLOOK

U.S. Economy

The longest running U.S. economic expansion marches on. Growth has slowed in 2019 and downside risks remain elevated. However, a recession is not yet seen in the data. Importantly, the two primary causes for concern are either improving - the yield curve is no longer inverted - or at least not getting worse - the trade war escalation is on hold for the time being. That said, while slower growth this year was expected, the question is whether or not the composition of and factors behind the slowdown point to something more worrisome or if everything remains on track.

GDP growth in recent quarters has slowed to potential. Clearly this is not a bad place for the economy to be in the eleventh year of expansion. However the underlying composition of recent gains are likely unsustainable should it continue.

Overall, consumer spending is approximately two-thirds of U.S. GDP. Over the past year the consumer has accounted for 85% of the growth and in the past six months, the consumer has accounted for more than 100% of the growth. This means that all other segments of the economy, on net, have recently contracted.

There are a lot of moving parts, and volatility within components of growth is to be expected. That said, the very weak business investment and export readings raise concerns. Moody’s Analytics goes so far as to say “the consumer is shouldering all the burden in preventing the slowing from turning into something worse.” Looking forward the concern is that while the consumer will lead growth, as usual, it cannot be the only source of growth for the expansion to endure.

There are at least three primary channels in which a slowdown in the economy could occur: firms’ demand side, firms’ supply side, and labor supply or a full employment economy.

First, firms may be delaying or foregoing investment and hiring at a slower pace due to their actual level of sales. If businesses are seeing lower sales or slower growth in their orders, they may pull back. Similarly, rising businesses costs squeezing profit margins would have a similar impact on firm behavior. There are issues like rising labor costs and tariffs that are impacting profits. Slower global growth in addition to the trade war are hurting international sales. That said, steady growth in consumer spending, and inflation that remains tame overall, work in the opposite direction, indicating current economic conditions are not worsening considerably.

Second, concerns about the future state of the economy may have businesses delaying their investment and hiring decisions due to uncertainty. This could be due to general economic news like the spell of recession worries over the summer, the trade war, political uncertainty, or state or local policies that have firms taking a wait-and-see approach. Such conditions are harder to measure but business surveys have generally weakened in 2019, even as they remain at high levels historically. The pullback in capital spending this year points toward concerns or uncertainty over the future, however some of today’s weaker numbers may reflect stronger figures last year when investment increased following the federal tax cuts. Last year’s stronger growth may have impacted the timing of investment, while not raising the overall level much over a multiyear horizon.

Third, the economy may be closer to full employment than some economists believe. If true, growth will necessarily slow as there remains very little underutilized resources that need to be put back to work. In this case, there is hardly any spare capacity for firms to hire or expand into. As such, the economy would transition down to sustainable rates of growth that are ultimately driven by workforce (demographics) and productivity trends. There is no question that the economy today is in better shape than it has been in quite some time, and   it is beginning to run into more supply side constraints, so full employment cannot be entirely discounted as a major factor behind the slower economic growth.

All told, it is likely that all three channels are impacting the economy today, at least somewhat, and helping to contribute to slower growth. Looking forward each has different implications on the outlook. If current   economic conditions deteriorate significantly then a recession is knocking on the door. If firms are wary of making investments or hiring workers because they are concerned about the future, the economy runs the risk of talking itself into recession. If enough firms or households pull back on spending and hiring at the same time, then it creates the forces behind the negative spiral that is a recession. While all that is missing from this scenario is some sort of event that coordinates the pessimism, it also implies there remains the opportunity for the concerns to be ameliorated before it is too late. The third channel that could be driving the slowdown is overall benign and something to  be celebrated given economic history and the fact that full employment is  rarely achieved and even rarer sustained. However it also does imply that slower growth is here to stay.

Speaking of policies impacting the economy or at least the outlook, the two most worrisome issues in 2019 appear to be on the mend. The trade war is no longer escalating and the situation may even be diffusing as a Phase 1 trade deal is currently being negotiated between China and the U.S. To be clear, slower global growth, a stronger U.S. dollar, and the trade war are going to continue to impact the economy. The overall outlook for manufacturing remains weak. Half of all U.S. states have lost manufacturing jobs in recent months. That said, from a growth accounting perspective, so long as the situation is not escalating or conditions deteriorating further, the international sector should shift from a drag to at least neutral in the year ahead, with risks balanced to the upside and downside.

More importantly from a policy perspective, the Federal Reserve has made three interest rate reductions so far in 2019. These cuts, characterized as insurance against slower domestic and international growth, are designed to support the economy and head off a recession.

The upshot is in recent months the yield curve has un-inverted. Long-term interest rates are once again higher than short-term rates. This indicates that monetary policy likely is no longer too restrictive relative to current economic conditions and future market expectations.

Recent action by the Fed, where it cuts interest rates following a yield curve inversion but the overall flow of economic data remained healthy, is an historical outlier. Typically the Fed continues to raise interest rates at this point in the business cycle as it is increasingly worried about inflation. Today’s continued low levels of inflation have allowed the Fed to focus more on its maximum employment part of its mandate rather than the price stability portion.

Bottom Line: The U.S. economy remains in expansion and the baseline outlook calls for continued, albeit slower, growth. While recession risks remain elevated, they appear to be abating somewhat. The typical catalysts for recession are not rearing their heads but the slowdown in business investment and hiring is problematic. The Federal Reserve’s insurance cuts are designed to engineer a soft landing for the economy and head off further weakness. The U.S. consumer remains strong, but consumption is not a leading indicator. Should the labor market falter or income growth weaken, the outlook would be revised down. Time will tell whether this is the top of the cycle or 2019 just hit a rough patch. It’s important to remember that the U.S. does not know what the eleventh year of an economic expansion looks like as we have never experienced one. The expansion has now entered into uncharted and choppy waters.

Oregon Economy

Oregon continues to see healthy rates of growth when it comes to employment, income, and GDP. However the state is no longer significantly outpacing the nation like it was a couple years ago. While the big picture remains the same, recent Oregon data is somewhat of a mixed bag.

As expected, statewide employment continues to transition down to more sustainable rates, however it has come in below forecast so far in 2019. On the other hand, personal income growth is outstripping expectations, which feeds more directly into stronger consumer spending and higher public sector tax collections.

Much like the U.S., the local economy is growing roughly at its potential. The slowdown in jobs means Oregon is adding approximately 2,000 per month so far in 2019 when underlying demographics suggest the state needs around 1,900 or so to hold the unemployment rate steady. For uncharted waters and the eleventh year of the expansion, growth remains solid. The question is whether or not there is information to be learned by the composition    of the slowdown and possible underlying factors.

First, it should be noted that most sectors in Oregon are adding jobs at about the same pace this year as last year. The slowdown is really being driven by a handful of industries. Some of these industries experiencing slower gains in 2019 can likely be attributed to known factors, while others less so.

Durable goods manufacturing is the first place to look for impacts of the trade war and weakening global growth. Slower gains, or even losses this year are seen across all subsectors from wood products to semiconductors, metals to machinery. The one subsector holding up best is transportation equipment.

Transportation and warehousing are slower this year in part due to large openings and job gains a year ago.

2019 growth remains healthy when compared to history and another large facility in the mid-Willamette Valley is currently ramping up its workforce.

Construction employment has really boomed in recent years, even as underlying measures of construction activity has increased at a slower pace. This year’s slowdown in construction employment was expected, and may reflect a realignment of jobs with the actual volume of work.

On the other hand, it is harder to pinpoint the slowdowns in leisure and hospitality, and professional and business services on any specific factor. Within leisure and hospitality, the entertainment, recreation, and accommodation subsectors continue to see healthy gains. The slowdown is driven entirely by restaurants. Consumer spending remains solid and local policies like the rising minimum wage impact industries beyond just restaurants of course, so the slowing remains an issue to watch.

Within professional and business services, the slowdown is across all three major subsectors: technical services, management of companies, and administrative and waste services. Given the breadth of the slowing, it may point more toward labor supply issues - ability to find workers - than industry-specific issues.

Second, the slowdown is seen in net employment gains which are the end result of many different decisions businesses and workers make. So far, available data paint a complicated picture but one that points toward fewer net hires rather than more layoffs.

Oregon businesses are advertising job openings less frequently in the past year, as measured by both online help wanted ads and the Oregon Employment Department’s job vacancy survey. This is one indication that local firms are looking to hire less than a year or two ago. However it is an open question as to whether firms are hiring less because they are seeing weaker sales or because the labor market is tight and finding workers is difficult.

Along these lines, the available labor supply is growing more slowly due to both the inflows and outflows of the labor market.

As the business cycle matures and job growth slows, in-migration tapers as well. Oregon’s population is increasing, but at a slower pace than in years past. The influx of new, working-age residents is smaller this year than last and will be even smaller in the years ahead. Preliminary population estimates for 2019 indicate that in- migration may have slowed a bit more than expected, indicating labor supply increased less than expected as well. While annual estimates are difficult, one year from now the official 2020 Census population estimates will be available, providing a solid anchoring point for OEA’s demographic research and forecast.

In addition to the inflows into the workforce being smaller, it looks like the outflows into retirement are larger in 2019 than expected. Retirements appear to have spiked. The household survey indicates retirements are running some 7,000 or so higher than what would be expected based upon demographics and the aging population alone. To put the 7,000 increase in perspective, that is equivalent to three or four months of employment growth. This means even if firms hired replacements, the higher level of retirements could certainly impact net employment gains across the state.

While hiring and labor supply are clearly impacting Oregon’s slower job growth this year, crucially it does not appear that firms are laying off significantly more workers than in recent years. Initial claims for unemployment insurance remain the best or at least one of the best leading indicators available.

Locally, initial claims are running a few percentage points higher than a year ago, but they typically jump 10-20% higher in the year leading up to a recession. Oregon claims do not meet that threshold, or at least not yet.

Additionally, initial claims at the national level are running even with or lower than last year.

That said, at least one measure of layoffs is higher in recent months. The number of Worker Adjustment and Retraining Notification Act (WARN) notices and the affected number of jobs is rising. The challenge is figuring out whether these public notices impact the topline economic data. At least in Oregon, it does not appear that WARN notices are a leading indicator, or have not been historically. Additionally, WARN notices do not account for any more than a small percentage of overall labor market flows.

It is possible that the elevated WARN notices are simply indicative of a few firm-specific issues. However they may also reflect broader, economic problems just now coming to the forefront. Some of these notices will result in layoffs during the holidays or early next year, meaning the impacted workers have yet to file any claims for unemployment insurance.

That said, until initial claims increase significantly, the labor market should continue to grow. One reason is that initial claims incorporate two different behaviors. The most obvious being firm layoffs. It is hard to have a recession and all that ensues without firms laying off workers, incomes dropping and businesses and consumers pull back out of fear and uncertainty. The second behavioral factor included in initial claims are workers’ response to being laid off. If an individual is able to quickly land another job, or at least believes she is able to land another job in short order, she may not take the time to file a claim and wait for the check. So initial claims are important not just due to firm behavior but also how workers respond in terms of their own job prospects.

Bottom Line: All told, regardless of known or unknown factors, the slower job growth in Oregon is an issue OEA will continue to monitor. For now the expansion remains intact and outlook largely unchanged. One primary reason is the slowing in Oregon to date points more toward an economy running into labor supply constraints than anything more problematic. The two major national drags are improving or at least appear to not be getting worse. And encouragingly, the slowdown is not as apparent in the Oregon income figures which are coming in above expectations. Of course these circumstances could and will change, but for now Oregon is expected to continue to see healthy rates of growth in the year ahead.

Latest Census Data Shows Oregon’s Strong Economy

While Oregon is transitioning down from peak job growth rates a couple years ago, the tighter labor market is driving higher incomes as Oregonians work more hours and at higher wages. The latest Census data reveals just how strong Oregon’s economy is and how these economic gains are reaching all corners and populations of the state. As is always the case, Census data is lagged and backward looking. That said it is important to take stock of socioeconomic conditions and right now the data is highly encouraging.

In 2018, Oregon’s median household income grew the second fastest across all states, with only Idaho seeing stronger gains. This now puts the typical Oregonian household’s income 2.4 percent higher than their national counterparts. This marks the first time in more than SO years this is true. One has to go back to the 1960 Census to find a time when median incomes in Oregon were higher than national figures.

Furthermore, incomes today on an inflation-adjusted basis are at all-time highs. These gains are experienced across the spectrum as both high- and low-income Oregon households are above their pre-recession peaks. Over the past few years, income growth has been strongest in the lowest quintile of households, or those with incomes of less than $27,000 per year. Of course these households were the hardest hit during the recession and had further ground to regain. The good news is that ground has been regained, even if such household still struggle to make ends meet.

With stronger income gains among the bottom part of the distribution, Oregon’s poverty rate continues to decline. At 12.6% statewide, Oregon’s poverty rate is now half a percentage point below the U.S. which stands are 13.1%. Oregon’s poverty rate is now lower than it has been since 2000, and the state’s relative position vis a vis the nation is nearly back to the differences seen at that time as well.

Decomposing the poverty rate shows the current economic expansion really is reaching all corners and populations. Census has changed the way it surveys and defines racial and ethnic groups over the decades. That said, poverty rates among Oregon’s communities of color are at multi-decade lows, if not historic lows. A racial gap remains, as White, Not Hispanic or Latino Oregonians (and Americans) experience lower poverty rates overall. However the racial gap is narrowing as the expansion continues.

Oregon’s Labor Market

OEA examines four main sources for jobs data : the monthly payroll employment survey, the monthly household survey, monthly withholding tax receipts and the quarterly census of employment and wages. Right now all four measures of the labor market are improving. Jobs are being added, albeit at a slower rate. Wages are rising, both in aggregate and for each worker. The unemployment rate is holding steady and remains under what would historically be considered full employment for Oregon, although the share of prime working-age Oregonians without a job indicates there is some room for further improvement.

Importantly, wages in Oregon remain strong, although different measures of wages have diverged a bit in recent years. The good news is that after three years of revisions, the wages as reported by the BEA and from the payroll records (QCEW) are once again telling the same story.

That said, withholding out of Oregonian paychecks continue to outstrip these other measures of economic wages. This gap is larger than it has been historically. It is also seen across nearly all industries and not confined to a particular sector or two. OEA and the Department of Revenue continue to research the topic. One item impacting these trends is the increase in withholding out of retirement accounts (pensions and IRA distributions).

Given the increase in retirements and stock market returns, such withholdings are an increasing share of all withholding in the state, but are not directly tied to the labor market. Even so, wage growth for Oregon workers remains strong. Oregon’s average wage, while lower than the nation’s, is at its highest relative point since the mills closed in the 1980s.

Overall, getting a handle of the health of Oregon’s labor market is being somewhat complicated by technical issues within the underlying payroll jobs data. For this reason the employment data in OEA’s forecast is adjusted for two important technical purposes: seasonality at the detailed industry    level and the upcoming benchmark revisions. Specifically, OEA uses the benchmarked, or revised employment data through 2018q3 and imputes the 2018q4 through 2019q3 employment data based upon the available preliminary Oregon estimates, national data, and OEA’s economic forecast model. As such, for this quarterly forecast, the first pure forecast period is 2019q4.

In the third quarter, total nonfarm employment increased 1.6 percent over the past year. Growth was led by the private sector at 1.6 percent, while the public sector increased 1.4 percent. These rates of growth are a clear step down from the full-throttle rates seen a few years ago, however still remain fast enough to keep pace with population gains so far.

So far in recovery, the large service sector industries have generally led job growth in terms of the number of jobs added and with above-average growth rates. These include jobs in professional and business services, health services, and leisure and hospitality industries. These three industries have gained just over 14,000 jobs in the past year and account for 47 percent of all job gains across the state. Now, given these industries account for 38 percent of all Oregon jobs, today they are increasing at a similar rate as the rest of the economy. Growth in the past year is being led to a larger degree by construction, nondurable manufacturing, and transportation, warehousing, and utilities.

Currently, thirteen major industries are at all-time highs. Private sector food manufacturing, education, and health never really suffered recessionary losses - although their growth did slow during the recession. Professional and business services and leisure and hospitality have each regained all of their losses and are leading growth today. Over the past couple of years retail employment, other services, transportation, warehousing and utilities, and construction, in addition to the public sector have surpassed their pre-recession levels and are at all-time highs. Additionally, wholesale trade and metals and machinery manufacturing have fully regained their recessionary losses. Most recently non-durable manufacturing excluding food is all the way back; this growth is led by beverages (breweries), chemicals, and plastics and rubber. In total, the twelve private sector industries at all-time highs account for 71 percent of all statewide jobs. The public sector accounts for an additional 16 percent of all jobs.

Wood Products

With the Great Recession being characterized by a housing bubble, it is no surprise to see wood products, construction, mining and logging and financial services (losses are mostly real estate agents) among the hardest hit industries. These housing and related sectors are now recovering, although they still have much ground to make up. Transportation equipment manufacturing suffered the worst job cuts and is likely a structural decline due to the RV industry’s collapse. With that being said, the subsectors tied to aerospace are doing better and the ship and boat building subsector is growing again. Metals and machinery manufacturing, along with mining and logging, have shown the largest improvements since the depths of the recession.

Coming off such a deep recession, goods-producing industries exhibited stronger growth than in past cycles. While all manufacturing subsectors have seen some growth, they are unlikely to fully regain all of their lost jobs. The good news, certainly in the short-term, is that much of the manufacturing sector has returned to growth in the past year following declines a year or two ago. Given ongoing trade issues, it is a question just how long these gains will last. That said, Oregon manufacturers typically outperform those in other states, in large part due to the local industry make-up. Oregon does not rely upon old auto makers or textile mills. The state’s manufacturing industry is comprised of newer technologies like aerospace and semiconductors. Similarly Oregon’s food processing industry continues to boom even with layoffs and a closure recently.

All told, each of Oregon’s major industries has experienced some growth in recovery, albeit uneven. As the economy continues to recover there will be net winners and net losers when it comes to jobs, income and sales. Business cycles have a way of restructuring the economy.

Leading Indicators

Over the past year both of the Oregon-specific composite leading indicators have largely moved sideways. In any given month the positive readings on individual indicators are offset by weaker readings on other indicators. That said, most indicators remain in expansion territory but clearly slowing down. Given that these models can be thought of as a green light versus red light indication of the economy, they  point  toward  continued  growth and not an impending recession, or at least not yet.

In September, the individual indicators most tied to manufacturing, slowing global growth and the trade war continue to be the most worrisome.  That said, the decline in help wanted ads is added to the list following revised data.

All told the data flow and Oregon’s leading indicators remain a mixed bag. In general, economic forecasters see a heightened risk of recession so far in 2019 but are not altering their baseline forecasts accordingly. Rather, they are acknowledging the risks and continuing to monitor the situation.

University of Oregon professor Jeremy Piger has created a real time probability of recession model, and finds there is a 2.8 percent chance the U.S. has entered into a recession. However, IHS Markit puts the probability of recession in the next year at 35 percent, while the Wall Street Journal Economic Forecasting Survey puts it at 30 percent.

Hopefully Oregon’s leading indicators will give a signal in advance of the next recession, which neither is doing today. While past experience is no guarantee of future performance, Oregon’s leading indicator series do have a good track record in their relatively brief history. Both series flattened out in 2006 and began their decline in advance of the Great Recession. Similarly both Oregon series reached their nadir in March 2009, a few months before the technical end of the recession (June 2009 per NBER) and about 9 months in advance of job growth returning to Oregon.

Short-term Outlook

While Oregon’s economic expansion continues, growth has slowed and stabilized. In recent years, the state has enjoyed robust, full-throttle rates of job gains in the 3-3.5 percent range, or nearly 5,000 jobs per month. No longer is this the case. Oregon is expected to continue to see healthy job gains - a bit more than 2,000 per month or about 2 percent over this year and into 2020 - but the state is now past its peak growth rates for this expansion. Importantly, such gains remain strong enough to hold unemployment down and account for ongoing population growth.

After these near-term job gains, supply side constraints and longer-run demographic trends weigh on growth to   a larger degree. These supply side constraints include a tighter labor market, infrastructure, energy costs, capacity utilization and the like. The large wave of retiring Baby Boomers will weigh on job growth rates for the coming decade. There will be enough jobs overall, as the generational churn is hidden underneath the labor market’s surface.

The general characteristics of the current forecast remain the same as in recent quarters although employment is revised down and personal income is revised up in keeping with historical revisions and tracking this  year.

Private sector growth, measured by the number of jobs created, will be dominated by the large, service sector industries like professional and business services, leisure and hospitality and health.

Nevertheless, goods-producing industries, while smaller, had previously been growing at above-average rates. Expectations in recent forecasts have been that these goods-producing industries would slow. Growth over the next few years would be considerably less than that seen in the past few years.

Even construction is expected to add jobs at a slower pace in new home construction. One side effect of this pattern is that productivity within the construction industry is declining. More workers producing fewer units of new housing or remodel activity means industrywide productivity is lower today than a decade or two ago. This is evident in the national data as well and is something researchers continue to dig into. No consensus has been reached as of yet.

Manufacturing is expected to see growth, albeit very slow growth in the coming years. This growth will be strongest among the state’s food and beverage manufacturers, predominantly breweries and wineries. That said, any further global weakening or strengthening of the dollar will weigh further on the outlook. Oregon as a whole is not expected to fully regain all of its Great Recession related manufacturing job losses. That said, both the Portland and Medford metro regions have fully regained their losses. Nationwide about 1 out of 5 metros have done so as well.

Public sector employment at the local, county and state level for both education and non-education workers is growing in Oregon, as state and local revenues continue to improve along with the economy. Over the forecast horizon, government employment is expected to grow roughly in line with population growth and the increased demand for public services, albeit just a hair faster than population growth alone. One public sector risk to the outlook is PERS. The extent to which government hiring by local and state entities is impacted in the coming years as contributions increase is unknown.

Along with an improving labor market, stronger personal income gains are here, although tax law changes have pushed around growth rates in the recent past (see the expiring Bush tax cuts and the fiscal cliff) and may do so again moving forward. Recent revisions have also raised Oregon’s personal income above previous forecast estimates. Personal income is now forecasted to grow 5.3 percent in 2019, slow to 4.5 percent in 2020 and then settle in at 4.9 percent in 2021, 4.8 percent in 2022 and 4.7 percent in 2023.

As the economy continues to improve, household formation is increasing too, which will help drive up demand for new houses. Household formation was suppressed earlier in the recovery, however the improving economy and increase in migration have returned in full force. Even as more young Oregonians are living at home, as the Millennials continue to age into their late-20s through their mid-30s, demand for housing will increase as well. In fact, given the underlying demographics, household formation should slightly outpace overall population growth in the coming years.

Housing starts to begin the year have totaled just over 20,000 at an annual pace, which is about the level of Oregon’s long-run average, at least prior to the housing bubble. The outlook calls for a few more gains as housing production increases to meet demand. Starts will total 20,800 in 2019, and increase to 21,900 in 2020 and 22,800 in 2021. Over the extended horizon, starts are expected to average around 23,000 per year to meet demand for a larger population and also, partially, to catch-up for the underbuilding that has occurred in recent years.

Forecast Risks

The economic and revenue outlook is never certain. OEA will continue to monitor and recognize the potential impacts of risk factors on the Oregon economy. Although far from comprehensive several major risks now facing the Oregon economy are identified in the list below:

•
U.S. Economy. While Oregon is more volatile than the nation overall, the state has never missed a U.S. recession or a U.S. expansion. In fact, Oregon’s business cycle is perfectly aligned with the nation’s, at least when measuring peak and trough dates for total nonfarm employment. If anything, Oregon actually leads the U.S. by a month or two. The fact that there are more worrisome trends or risks at the U.S. level means there should be concerns about the Oregon outlook. Should the U.S. fall into recession, Oregon will too. That said, should the U.S. economy accelerate, Oregon’s economy should receive a similar boost as well.

•
Housing affordability. Even as the housing market recovers, new supply has not kept up with demand (both from new households and investor activity). This applies to both the rental and ownership sides of the market. As such, prices have risen considerably and housing (in)affordability is becoming a larger risk to the outlook. Expectations are that new construction will pick up a bit in the next year or three, to match the increase in demand, which will alleviate some price pressures. However to the extent that supply does not match demand, home prices and rents increasing significantly faster than income or wages for the typical household is a major concern. While not included in the baseline outlook, significantly worse housing affordability may dampen future growth as fewer people can afford to move here, lowering net in-migration and the size of the labor force.

•
Global Spillovers Both Up and Down. The international list of risks seems to change by the day: a hard Brexit, sovereign debt problems in Europe, equity and property bubbles in places like Canada, South America and Asia, political unrest in Hong Kong, the Middle East and Venezuela, nuclear arsenal concerns with North Korea, and commodity price spikes and inflationary pressures in emerging markets. In particular, with China now a top destination for Oregon exports, the state of the Chinese economy - and its real estate market, or public debt burden - has spillover effects to the Oregon economy. Any economic slowing, or deteriorating relations in or with Asia is a potential threat to the Pacific Northwest.

•
Federal fiscal policy. The uncertainty regarding federal fiscal policy remains a risk. Some policies are likely to impact Oregon more than the typical state, while others maybe not as much. The good news for Oregon is that outside of outright land ownership, the federal government has a relatively small physical presence in the state. This means that direct spending reductions are less likely to hurt Oregon. Of course, it also limits the local benefit from any potential increases in federal spending, as was recently passed by Congress. In terms of federal grants as a share of state revenue, Oregon ranks 29th highest. For federal procurement as a share of the economy, Oregon ranks 48th highest. Oregon ranks below average in terms of military-dependent industries as well. The one area that Oregon ranks above average is in terms of direct federal employment, ranking 19th highest among all states. Oregon also is exposed to an above-average share of federal transfer payments to households. Transportation funding is also a major local concern. Overall, the direct impact may be less than in other states but the impact will be felt nevertheless, particularly as Oregon’s closest neighboring states have large federal and military workforces.

•
Climate and Natural Disasters. Weather forecasting is even more difficult than economic forecasting a year or two into the future. The severity, duration and timing of catastrophic events like earthquakes, wildfires and droughts are difficult to predict, however, such events have a significant impact on regional economies. Droughts in particular impact Oregon’s agricultural sector and rural economies to a large degree. Whenever Cascadia, the big earthquake, hits, Oregon’s regional economy and its infrastructure will be crippled and in need of immediate repairs. Some economic modeling suggests that Cascadia’s impact on Oregon will be similar to Hurricane Katrina’s on New Orleans. Longer-term issues like the potential impact of climate change on domestic migration patterns are likewise hard to predict and outside OEA’s forecast horizon. There is a reasonable expectation that migration flows will continue to be strong as the rest of the country becomes less habitable over time.

•
Commodity price inflation. Always worrisome is the possibility of higher oil (and gasoline) prices. While consumer spending has held up pretty consistently in this recovery, anytime there is a surge in gas prices, it eats away at consumers’ disposable income, leaving less income to spend on all other, non- energy related goods and services. This impact is certainly more muted today, but a risk nonetheless.

•	Federal timber policy and transfers impact regional economies and local governments. Reductions in public employment and services are being felt in the impacted counties in recent years and decades.

•	Initiatives, referendums, and referrals. Generally, the ballot box and legislative changes bring a number of unknowns that could have sweeping impacts on the Oregon economy and revenue picture.

Alternative Scenarios

The baseline forecast is OEA’s outlook of the most likely path for the Oregon economy. As with any forecast, however, many other scenarios are possible. In conjunction with the Legislative Revenue Office, this forecast provides three alternative scenarios, which are modeled on growth patterns over previous business cycles.

Optimistic Scenario:

The expansion is able to gather steam as the trade tensions and manufacturing weakness fade and recede into the rearview mirror of history. The U.S. economy builds momentum into 2020. The economy is soon firing on all cylinders, resulting in faster productivity growth which raises the speed limit of overall gains. Wages and incomes increase likewise increase at a faster rate. All of this results in stronger consumer spending and more business investment.

In Oregon, job gains are broad based with strong growth in all private sector industries. The unemployment rate remains lower than under the baseline scenario as individuals are able to find employment more readily and income growth accelerates. The labor force participation gap closes and even turns positive as more Oregonians enter the labor market. The increase in employment and income support a self-sustaining economic expansion   in which new income fuels increased consumer spending (and debt reduction) which begets further increases in employment. Such an expansion increases housing demand as newly employed households (and increasing income for existing households) find their own homes after doubling-up with family and friends during the recession. This results in new construction returns to normal levels about a year earlier than the baseline.

The slowdown in economic growth and increased trade tensions carry over and escalate. Financial markets remain spooked and the yield curve inverts again. Real estate prices correct and the housing market stall worsens, removing one potential driver of growth. Strained trade relations result in falling exports, business confidence tumbles and so does capital spending. The U.S. dollar strengthens further, chocking off the manufacturing cycle entirely. These factors are enough weight on the recovery that by early-2020 the economy slides back into recession. Job losses ensue and while not severe - about 55,000 jobs in Oregon when it is all said and done - it takes a toll on business income, housing starts and personal income. The unemployment rate returns to nearly 7 percent. The net effect of the mild recession is an extended period of prolonged economic weakness, not unlike Japan’s so-called Lost Decade(s). Although inflation is expected to remain positive, a key difference.

Severe Recession Scenario:

After expanding for 11 years at relatively lackluster growth rates, the U.S. economy falls back into recession. Industrial production declines and the slower personal income growth in the U.S. worsens. Strained trade relations develop into an all-out trade war. The Fed, already lacking in traditional monetary policy ammunition, is not able to stave off such an impact. While the catalyst may be different, the economic effect is similar to late 2008 and early 2009, although not quite as severe when the dust settles. This is little comfort when the unemployment spikes back to 9 percent and more than 147,000 Oregonians lose their jobs by early-2021.

Besides the domestic economic headwinds and Federal Reserve tightening, the likely culprit in this scenario is either a meltdown of the financial markets sparked by some geopolitical shock, or quickly rising inflation.

Economic growth in the U.S., while fairly steady as of late, is not nearly strong enough to withstand an external financial shock of this magnitude, nor a Federal Reserve quickly raising rates to fight inflation. Further economic effects of a recession this size are personal income losses of around 5 percent, about three-quarters the size of the Great Recession losses in Oregon. Housing starts plummet to near historical low levels of construction and home prices decline further. On the bright side, when construction does rebound, it will result in a surge of new home building that will rise above the state’s long term average level of building due to pent-up demand for housing and that the state will have under built housing during this time period.

Extended Outlook

IHS Markit projects Oregon’s economy to fare well relative to the rest of the country in the coming years. The state’s Real Gross State Product is projected to be the twenty-second fastest among all states across the country in terms of growth with gains averaging 1.8 percent from 2019 through 2024. Total employment is expected to   be the twelfth strongest among all states at an annualized 0.7 percent, while manufacturing employment will be the second fastest in the country at 0.5 percent. Total personal income growth is expected to be 4.5 percent per year, the fifteenth fastest among all states, according to IHS Economics.

OEA is equally, if not more bullish in terms of Oregon’s relative growth prospects. Much of Oregon’s advantage comes from population growth, specifically the ability to attract and retain young, working-age households. OEA expects population growth to average 1.1 percent over the next handful of years. Recently, IHS lowered their forecast for Oregon population growth to 0.9 percent over the same time period. These differences are not immaterial. It amounts to a 5 year difference of nearly 50,000 Oregonians of which between two-thirds and three-fourths would be among the working-age population. As such, OEA’s overall economic outlooks have diverged just a bit.

OEA has identified three main avenues of economic growth that are important to continue to monitor over the extended horizon: the state’s dynamic labor supply, the state’s industrial structure and the current number of start-ups, or new businesses.

Oregon has typically benefited from an influx of households from other states, including an ample supply of skilled workers. Households continue to move to Oregon even when local jobs are scarce, as long as the economy is equally bad elsewhere, particularly in California. Relative housing prices also contribute to migration flows in and out of the state. For Oregon’s recent history- data available from 1976 - the labor force in the state has both grown faster than the nation overall and the labor force participation rate has been higher.

However while the past two years have brought considerable improvements there remain potentially worrisome signs, particularly when the next recession comes.

First, on the bright side, all of the recessionary-induced declines in the labor force itself have been reversed in the recent years. Oregon’s labor force has never been larger. However, the participation rate may be a little lower than expected, when adjusting for the size of the population and the aging demographics. Such modeling is sensitive to assumptions but it is encouraging that much of the participation gap has closed as the expansion has endured.

A complicating factor is that Oregon is now at the point where demographics and the economy effectively offset one another. Job gains are just enough to account for the increase in Baby Boomers retiring. As such, the fact that Oregon’s labor force participation rate and employment to population ratio have flattened out and even fallen somewhat in recent months is not necessarily a cause for concern. What would be more concerning is if the declines accelerated or that demographically-adjusted participation rates no longer increased as the expansion continues.

Oregon’s industrial structure is very similar to the U.S. overall, even moreso than nearly all other states. That said, Oregon’s manufacturing industry is larger and weighted toward semiconductors and wood products, relative to the nation which is much more concentrated in transportation equipment (autos and aerospace).

 However, these industries which have been Oregon’s strength in both the recent past and historically, are now expected to grow the slowest moving forward.

Productivity and output from the state’s technology producers is expected to continue growing quickly, however employment is not likely to follow suit. Similarly, the timber industry remains under pressure from both market based conditions and federal regulations.  Barring major changes to either, the slow growth to downward trajectory of the industry in Oregon is likely to continue.

With that being said, certainly not all hope is lost. Those top industries in Oregon comprise approximately 7 percent of all statewide employment.  And many industries in which Oregon has a larger concentration that then typical state are expected to perform quite well over the coming decade. These industries include management of companies, food and beverage manufacturing, published software along with some health care related firms.

The state’s real challenges and opportunities will come in industries in which Oregon does not have a relatively large concentration. These industries, like consulting, computer system design, financial investment, and scientific R&D, are expected to grow quickly in the decade ahead. To the extent that Oregon is behind the curve, then the state may not fully realize these gains if they rely more on clusters and concentrations of similar firms that may already exist elsewhere in the country.

Another area of potential concern that may impact longer term economic growth is that of new business formation. Over the past few years, the number of new business license applications with the Oregon Secretary of State have begun to grow again and even accelerate. However data available from the U.S. Census Bureau and Bureau of Labor Statistics clearly indicate that entrepreneurship and business formation remain at subdued levels and rates.

The share of all businesses that are start-ups, either in Oregon or across the nation, is effectively at an all-time low, with data starting in the late 1970s. Associated start-up employment follows a similar pattern. The concern is that new businesses are generally considered the source of innovation and new ideas, products and services that help propel economic growth. To the extent that fewer start-ups indicate that R&D more broadly is not being undertaken, slower growth is to be expected moving forward. However, if the larger firms that have won out in today’s marketplace are investing in R&D and making those innovations themselves, then the worries about the number of start-ups today is overstated. It can be hard to say which is the correct view. However seeing these longer run, downward trends in new business format ion warrants, at the very least, concern about future growth prospects.

Importantly, Oregon also enjoys the long-term advantages of low electricity costs; a central location between the large markets of California, Vancouver and Asia; clean water; low business rents and living costs when compared to other Left Coast locations; and an increasingly diverse industrial base.

Finally, one long-run concern for some policymakers and think tanks has been Oregon’s relatively low income and wage numbers in recent decades. Back in the heyday of the timber industry, Oregon’s per capita personal income and median household income were in-line with the nation overall. At this time, Oregon’s average wage was lower in part due to the industrial composition, but these lower wages were made up at the statewide level by demographics and household composition.

Even since the timber industry restructured following the severe early 1980s recessions, Oregon’s relative incomes have been lower. The regional economy experienced a major shock and it took quite a long time to recover. However, finally, in this current economic expansion, Oregon is regaining the ground lost decades ago.

Oregon’s median household income now matches the U.S. overall. Average wages in Oregon are at their highest relative point since the mills closed in the early 1980s. And the state’s per capita personal income is back to where it was prior to the dotcom crash in 2001.

In terms of the outlook, expectations are for Oregon’s relative positions to hold steady in the coming years. The primary reason for this is that Oregon’s average wages have already accelerated in recent years, even as U.S. wages are just now picking up. OEA expects Oregon’s average wage to continue to increase by 4 percent per year. However as the U.S. accelerates closer to Oregon’s annual rate, Oregon’s growth advantage in recent years will lessen.

One major factor influencing per capita personal income trends is the relative incomes at the very top of the distribution. Make no mistake, Oregon’s highest-income households have done well financially. However incomes at the top of the national distribution have increased even further. This gap among the richest households is large enough, and the incomes high enough to weigh on Oregon’s overall per capita income figures.

Revenue Summary

As the 2019-21 biennium has begun, all major types of Oregon’s General Fund tax collections continue to outstrip gains in the underlying economy. The largest part of Oregon’s General Fund, personal income tax collections, surged during the peak tax season and continued to post strong gains as extension filers submitted their tax returns in the fall. Both income tax payments net of refunds, as well as withholdings out of paychecks, have been posting growth rates above what economic gains would call for.  Corporate tax collections have slowed a bit in recent months, but remain elevated above their typical size as well.

The primary forecasting challenge for the current biennium is to determine how much of the recently strong tax collections are due to temporary factors that will fade away in the months ahead. Even without the onset of recession, revenue growth is facing major headwinds during the current biennium. State & federal tax policies, a big kicker refund and slower economic growth will all weigh on General Fund revenues in the near term.

Over the past business cycle, state tax policy changes have played a role in boosting tax collections. In particular, the increase in personal tax rates (Measure 66) and the imposition of a corporate minimum tax with (Measure 67) have supported additional revenue growth. In addition to enacting these tax laws, policymakers have increased revenues further by allowing some tax credits to sunset and by being selective about which federal tax law changes Oregon couples to. On net, however, the impact of state tax law changes has been relatively small since many tax cuts as well as tax increases have been enacted.

Oregon’s income tax rate structure has also played a role in supporting above-trend revenue gains. Strong household income gains represent the most encouraging aspect of Oregon’s economic expansion. As households earn more income, many step up tax brackets, leading to even faster growth in personal income tax liability. Also, as income growth has become polarized, a higher share of earnings is being accounted for by households at the top of the income distribution.  Such households often face the highest tax rates. High-income households currently account for an income share that is around 50% larger than it was during the peak of the last economic expansion.  The share of income reported by high-income households is very sensitive to the business cycle and will fall off sharply when the next recession inevitably comes around, exacerbating revenue losses.

Perhaps the biggest factor behind Oregon’s above-trend revenue gains has been the federal tax reforms that were enacted at the end of 2017. Federal tax law changes have boosted Oregon’s recent tax collections through several avenues.  While many of these factors are clearly temporary and will fade in the months ahead, it can be argued that some of the federal tax reforms have broadened Oregon’s tax base and will persist over the extended horizon.

Among temporary factors, timing shifts in tax payments in response to changing federal tax rules have been very widespread, particularly for business tax liability. Through strategic accounting practices, both firms and individuals actively pulled costs into 2017 and pushed income into future years in order to reduce their tax burdens. Also, taxpayers have sought to take full advantage of expiring or limited deductions, and have actively claimed bonus depreciation and Section 179 expenses.

In addition to shifts in the timing of tax payments, some taxpayers are turning to more complicated tax management strategies in response to federal reforms. In particular, some filers have changed their business structures or reporting classifications in light of the new federal rules. Switching between C-corporations and passthrough entities, from wages to business income, and dividing or merging different lines of business are all strategies that have the potential to lower tax burdens for some filers. To date, however, the adoption of complicated tax management strategies has been surprisingly limited. Over time, as tax practitioners get more experience with the new rules, such strategies may become more widespread. However, many practitioners report being hesitant to advise making big changes in filing status due to the uncertain future of federal tax policies. Filing changes are not without cost, and under a new administration or Congress, some of the federal law changes may well be reversed in the years ahead. For example, the decision to switch into a C-Corporation, is very difficult to reverse should incentives change.

While many of the downstream effects of federal tax law changes are likely to be temporary, Oregon’s tax base has clearly grown somewhat due to the reforms. One goal of the federal reforms was to rely on a broader tax base rather than higher tax rates. Corporate deduction limits such as the cap on net interest deductions feed through to state tax liability. Personal income tax deduction limits on business income such as operating losses can also affect state tax liability. In addition to limiting deductions, the territorial system of international    taxation appears to have given businesses an incentive to report more income domestically.

While there is a great deal of uncertainty about the staying power of recent revenue growth, the December forecast reflects a stable economic outlook, with the expected size of General Fund collections increasing slightly over what was expected at the Close of Session. Going forward, the uncertain path of the nationwide economy will dominate the revenue outlook. Fortunately, Oregon is better positioned than ever before to weather a revenue downturn. Automatic deposits into the Rainy Day Fund and Education Stability Fund have added up over the decade-long economic expansion. When the projected ending balance for the current biennium is included, Oregon is expected to end the biennium with more than $2.7 billion in reserves set aside, amounting to almost 13% of the two-year budget.

Longer term, revenue growth in Oregon and other states will face considerable downward pressure over the 10- year extended forecast horizon.  As the baby boom population cohort works less and spends less, traditional state tax instruments such as personal income taxes and general sales taxes will become less effective, and revenue growth will fail to match the pace seen in the past.

2019-21 General Fund Revenues

Gross General Fund revenues for the 2019-21 biennium are expected to reach $21,169 million. This represents an increase of $57 million from the September 2019 forecast, and an increase of $149 million relative to the Close of Session forecast. With revenue gains expected to be very modest from an historical perspective, there is both upside and downside risk to the forecast.

Personal Income Tax

Personal income tax collections were $2,460 million during the first quarter of fiscal year   2020, $13 million (0.5%) above the latest forecast. Compared to the year-ago level, total personal income tax collections rose by 9.0% relative to a forecast that called for an 8.4% increase. Strong growth in collections has continued into the second quarter of fiscal year 2020.

Personal income tax collections during the 2019-21 biennium will be constrained by many factors, including a large kicker credit. During the kicker certification process, when revenue data is reconciled with accounting records, it was determined that the kicker credit included an additional $118 million, bringing the total amount to just under $1.7 billion. This change was roughly neutral from a budgeting perspective since the beginning balance grew along with the size of the kicker credit.

Corporate Excise Tax

Corporate excise tax collections equaled $230 million for the first quarter of fiscal year 2020, $9 million (4.2%) below the September forecast. Compared to the year-ago level, net corporate excise tax collections fell by 9.5% while the forecast called for a decline of 13.1%.

Federal Tax Law Changes have injected a good deal of uncertainty into the outlook for corporate tax payments. It is likely that the corporate tax base has become larger in Oregon. In part, firms are now recognizing more of their global income streams. Also, some employees, investors, partnerships, S-corps and sole proprietorships face a larger tax incentive to incorporate. Conversely, some C-corporations and employees will benefit from becoming pass-through entities. Accelerated depreciation provisions are also impacting the revenue stream, as is the repatriation of deferred income from multinational corporations. While large, the amount of taxes on repatriated earnings appears to be falling short of expectations, and has been revised downward.

Other Sources of Revenue

Non-personal and non-corporate revenues in the General Fund account for approximately 7 percent of the total. One-fifth of this amount comes from Oregon Liquor Control Commission revenues, while estate taxes account for another fifth. In terms of forecast changes in recent biennia, estate taxes stand out as they have come in considerably above expectations.

Overall the number of estates impacted by the tax is relatively steady over the past decade, both in absolute numbers and as a share of all Oregon deaths. The growth in tax collections largely reflects the increasing size of a few very large estates. Looking forward, the outlook for collections remains strong, however not quite as strong as demographics and asset markets alone suggest due to household’s tax planning capabilities.

All told, General Fund revenues excluding personal and corporate taxes are expected to total $1.56 billion in 2019-21, an upward revision of $7.6 million relative to the previous forecast. Increases in insurance taxes and interest earnings were partially offset by downward revisions in tobacco taxes, criminal fines and securities fees. In the out biennia, these revenues are revised higher due to a stronger outlook for insurance taxes.

Extended General Fund Outlook

Revenue growth in Oregon and other states will face considerable downward pressure over the 10-year extended forecast horizon. As the baby boom population cohort works less and spends less, traditional state tax instruments such as personal income taxes and general sales taxes will become less effective, and revenue growth will fail to match the pace seen in the past.

Tax Law Assumptions

The revenue forecast is based on existing law, including measures and actions signed into law during the 2019 Oregon Legislative Session. OEA makes routine adjustments to the forecast to account for legislative and other actions not factored into the personal and corporate income tax models. These adjustments can include expected kicker refunds, when applicable, as well as any tax law changes not yet present in the historical data.

Although based on current law, many of the tax policies that impact the revenue forecast are not set in stone. In particular, sunset dates for many large tax credits have been scheduled. As credits are allowed to disappear, considerable support is lent to the revenue outlook in the outer years of the forecast. To the extent that tax credits are extended and not allowed to expire when their sunset dates arrive, the outlook for revenue growth   will be reduced. The current forecast relies on estimates taken from the Oregon Department of Revenue’s 2019-21 Tax Expenditure Report together with more timely updates produced by the Legislative Revenue Office.

General Fund Alternative Scenarios

The latest revenue forecast for the current biennium represents the most probable outcome given available information. Actual revenues may depart significantly from this projection. Currently, the overwhelming downside risk facing the revenue outlook is the threat that the U.S. economic recovery will lose steam in the near term. Such a scenario, however it played out, would result in drastic revenue losses. In a severe recession, biennial revenues could come in as much as $4.7 billion lower than predicted over the next two biennia

Corporate Activity Tax

HB 3427 (2019) creates a new state revenue source by implementing a corporate activity tax (CAT) . The tax is expected to generate $1.6 billion in revenue in 2019-21 and $2.8 billion in 2021-23. These revenues are dedicated to spending on education. The legislation also included personal income tax rate reductions, reducing General Fund revenues. The net impact of HB 3427 was designed to generate approximately $1 billion per year in new state resources. Oregon Tax Incidence Model (OTIM) results find minimal macroeconomic impacts across Oregon due to the new tax. Personal income, employment, population, investment and the like are less than one-tenth of a percent different under the new tax relative to   the baseline. The model results also show that price levels (inflation) will increase above the baseline as some of the CAT is pushed forward onto consumers. Of course these top line, statewide numbers mask the varying experiences that individual firms and different industries will experience. There are likely to be some businesses or sectors that experience large impacts from the CAT, or where pyramiding increases prices to a larger degree, while other businesses or sectors see relatively few impacts.

OEA currently has no real economic or revenue data to evaluate the impact of the corporate activity tax as it begins in 2020. While businesses will make quarterly payments throughout 2020, it will not be until April 2021 when their annual tax return is due that OEA will have a complete look at the revenue and taxpayer behavior. As data does become available, OEA, in conjunction with its advisors and the Oregon Legislative Revenue Office will work together to better understand the revenue and its impact. OEA will update the outlook accordingly at that time.

Lottery Earnings

While available Lottery resources are largely unchanged relative to three months ago, these small topline changes mask two underlying forecast adjustments.

First, video lottery growth not only remains strong, but has accelerated in the recent months. The video outlook has been raised $11 million in 2019-21 and $4.1 million in 2021-23, while the outer biennia adjustments are relatively minor. These near-term changes, when combined with recent forecast revisions, have removed much of the weakness or lingering hangover expectations from the ilani Casino Resort in southwest Washington.

Second, traditional lottery has been revised down approximately $2.4 million per year over the extended forecast due to adjustments made to the multistate jackpot games, Powerball and Mega Millions.

No adjustments were made to the outlook for sports betting as the game has only been available for a handful of weeks and is therefore it is too soon to know how accurate the initial projections are. Scoreboard is projected to generate $8.3 million in available resources in 2019-21. These revenues are dedicated to the PERS Employer Incentive Fund per SB 1049 (2019).

Longer term, sports betting is forecasted to generate $29.4 million in 2021-23 and $42.2 million 2023-25 for the Employer Incentive Fund. These estimates are highly uncertain and come from myriad assumptions about the size of the sports betting market overall, industry competition, player adoption rates, administrative costs and the like. The research team at Lottery provided the underlying estimates of the handle, gross gaming revenue and expenses. OEA worked to extend the analysis over the full forecast horizon and to translate the gaming revenue estimates into available resources.

Additional uncertainty arises from the volatility of revenues as wagers come in heavy on one team or another. For this reason, the forecast also assumes that Lottery will build reserves out of the sports betting revenue to help account for the expected volatility.

These figures have been discussed among the Lottery forecast advisory group and represent just a first step in incorporating sports betting revenue into the outlook. As actual sales data comes in, OEA, along with the Oregon Lottery, Oregon Legislative Fiscal and Revenue Offices, and the state CFO’s office will discuss trends, issues and risks. OEA will update the outlook accordingly.

Lottery Outlook and Distributions

Given the uncertain economic outlook and discussions with the advisory group, OEA went ahead and modeled the impacts a recession would have on video lottery spending in Oregon. Of course one can model myriad alternative scenarios, however this one starts with IHS Markit’s pessimistic scenario of a mild to moderate recession. OEA then ran this through its economic and lottery models and compared the outcomes relative to the baseline.

All told, there is a clear impact and a permanent reduction   in sales over the forecast horizon amounting to around $45 million per year ($29 million in transfers). Consumer spending on recreational services in this scenario is not expected to return to the baseline. However, given that the baseline has ongoing growth built into it, the mild to moderate recession scenario really results in a couple of flat years for video lottery sales. At this point, they also just happen to split into 2019-21 and 2021-23. If this scenario comes to pass, overall lottery resources for both biennia will show growth, albeit slower growth than the baseline. And the more severe a recession is, the larger the impact on consumer spending.

Other big picture issues to watch include broader national trends in gaming markets, demographic preferences for recreational activities, and to what extent consumers increase the share of their incomes spent on gaming. In much of the past 10 years, consumers have remained cautious with their disposable income. Increases in spending on gaming have largely matched income growth at best.

Over the long-run OEA expects increased competition for household entertainment dollars, increased competition within the gaming industry, and potentially shifts in generational preferences and tastes when it comes to gaming. As such, OEA’s outlook for video lottery sales is continued growth, however at a rate that is slightly slower than overall personal income growth. Lottery sales will continue to increase as Oregon’s population and economy grows, however video lottery sales will likely be a slightly smaller slice of the overall pie.

Finally, in recent years Oregon voters approved two new amendments for where lottery resources are to be spent.

Budgetary Reserves

The state currently administers two general reserve accounts, the Oregon Rainy Day Fund (ORDF) and the Education Stability Fund (ESF). This section updates balances and recalculates the outlook for these funds based on the May revenue forecast.

As of this forecast the two reserve funds currently total a combined $1.32 billion. At the end of the current 2019-21 biennium, they will total $1.76 billion. A slightly lower interest rate forecast results in fewer interest earnings for both reserve accounts relative to last quarter’s forecast.

The forecast for the ORDF includes one deposit for this biennium relating to the General Fund ending balance from the previous biennium (2017-19). A deposit of $199.5 million is expected in 2020 after the accountants close the books. The ORDF deposit relating to the increased corporate taxes from Measure 67 was made in June 2019. All told, at the end of 2019-21 the ORDF will total $899.4 million.

The forecast for the ESF calls for $239.0 million in deposits during the 2019-21 biennium based on the current Lottery forecast. This would bring the ESF balance to $858.7 million at the end of the current biennium.

Together, the ORDF and ESF are projected to have a combined balance of $1.76 billion at the close of the 2019- 21 biennium. Provided the General Fund ending balance remains unallocated, total effective reserves at the end of 2019-21 would total more than $2.73 billion, or 12.9 percent of current   revenues.

Such levels of reserve balances are bigger than Oregon has ever been able to accumulate, at least in the state’s recent history. However, such reserves would likely be just sufficient enough to withstand a typical recession’s impact on state revenues, but not likely enough to account for the increase in public services and programs during downturns. That said, reserves of approximately 7 percent are generally accepted to withstand a medium sized recession. Oregon now has reached that threshold.

The ESF does not retain interest earnings. The ESF has similar triggers as the ORDF, but does not have the two-thirds cap on withdrawals. The ESF balance is capped at five percent of General Fund revenues collected in the prior biennium.

Recreational Marijuana Tax Collections

The underlying outlook for recreational marijuana sales and tax collections remains intact and largely unchanged. That said, there are a couple of new issues to the forecast that warrant continued monitoring to gauge their impact on taxes paid and/or the flow of money and when it is disbursed to  recipient programs.

Tax collections in recent months have largely tracked expectations, although a couple million to the high side resulting in a minor upward revision to 2019-21 available resources. No other changes have been made to the underlying sales forecast.

One potential risk to sales and tax collections remains the outcome of pending policies and lawsuits regarding the vaping ban. Getting a handle on both the current market share of potentially impacted products and estimates of how consumers would respond is challenging but something OEA continues to research.

Should the ban, which is a public health concern, go into effect, OEA will adjust the sales and tax revenue outlook accordingly.

In terms of a potential issue that does not impact the sales outlook, but could impact resources for recipient programs is the timing and size of actual transfers into the Oregon Marijuana Account. The current process is businesses make monthly estimated payments based on their sales, but then file quarterly tax returns. Once the return has been processed at the Department of Revenue, then the tax revenue from that particular business is available to transfer to programs.

To the extent that firms file tax returns in a timely manner and/or there are relatively few disputes between businesses and tax authorities, then monies may be available for recipient programs faster than is currently assumed in the forecast- generally a one or two quarter delay. This may have been the case in the first quarter of the 2019-21 biennium in which the actual transfer made into the Oregon Marijuana Account was about $4 million larger than expected, based upon these timing assumptions. Given such transfers are relatively new and fluctuations will naturally occur due to filing and processing patterns, no fundamental changes have been made yet to these timing assumptions. However this issue remains one to monitor moving forward.

Combined, the somewhat stronger sales in recent months and larger than expected quarterly transfer result in available resources in 2019-21 being revised higher by $6.6 million, while expectations remain unchanged in future biennia.

Finally, prices are one issue that could have long-run impacts. Prices are a big risk to the outlook. Oregon levies its recreational marijuana tax based on the price of the product. As such if prices fall, then the state receives less tax revenue for every ounce sold, or every edible purchased. Over the past couple of years this is exactly what has happened. Total state tax collections leveled off throughout 2018 and into early 2019, however the relatively stagnant topline masked big price declines and increases in quantities sold.

However, over the past six months or so, prices are once again rising, leading to higher tax collections but slower gains in the volume of products sold. This is certainly the case for usable marijuana where wholesale prices are up around 50 percent since the start of the year and retail prices more like 25 percent.

This rebound in prices is likely the bounce back following the large supply glut in recent years. As that inventory is sold or converted to other forms like concentrates, extracts, edibles and the like, prices are rising as the market works to find a better equilibrium between consumer demand and industry supply.

So far, price declines are ongoing among the concentrates and edibles, and their volume of sales is growing strongly. These differences among market segments represent any number of possibilities including that rising prices among more recently harvested products have not fully worked their way into the entire market yet, and/or the possibility that in a more mature industry, there may be greater seasonality in prices that ebbs and flows with harvest season.

Looking forward, Oregon is posed for strong growth in the coming years as the state’s population, household incomes, and marijuana usage rates all increase. Furthermore, black and medical market conversions should boost recreational sales and tax collections as well.

That said, the outlook remains highly uncertain with substantial upside and downside risks. These risks include not only usage rates and prices, but shifts in supply and regulations that impact product availability. Additionally potential actions by the federal government remains a large risk as marijuana is a controlled substance and leakage into other states a large concern. Furthermore, the federal legalization of hemp introduces yet another risk to the outlook. To the extent that consumers choose to purchase CBD products, which have many of the same purported medical benefits as cannabis but without the psychoactive component, then these widely available products may gain market share at the expense of the Oregon taxed recreational marijuana products only available at licensed retailers.

POPULATION AND DEMOGRAPHIC OUTLOOK

Population and Demographic Summary

Oregon’s population count on April 1, 2010 was 3,831,074. Oregon gained 409,550 persons between the years 2000 and 2010. The population growth during the decade of 2000 to 2010 was 12.0 percent, down from 20.4 percent growth from the previous decade. Oregon’s rankings in terms of decennial growth rate dropped from 11th between 1990 and 2000 to 18th between 2000 and 2010. Oregon’s national ranking, including D.C., in population growth rate was 12th between 2010 and 2018 lagging behind all of Oregon’s neighboring states, except California. Slow population growth during the decade preceding the

2010 Census characterized by double recessions probably cost Oregon one additional seat in the U.S. House of Representatives. Actually, Oregon’s decennial population growth rate during the most recent census decade was the second lowest since 1900. As a result of economic downturn and sluggish recovery that followed, Oregon’s population increased at a slow pace in the recent past. However, Oregon’s current population is showing very strong growth as a consequence of state’s strong economic recovery. Population growth between 2017 and 2018 was 11th fastest in the nation.

Due to this better than average growth on national scale, Oregon will most likely get an additional seat in the U.S. House of Representatives. Based on the current forecast, Oregon’s population of 4.195 million in 2018 will reach 4.705 million in the year 2029 with an annual rate of growth of 1.0 percent between 2018 and 2029.

Oregon’s economic condition heavily influences the state’s population growth. Its economy determines the ability to retain existing work force as well as attract job seekers from national and international labor market. As Oregon’s total fertility rate remains below the replacement level and number of deaths continue to rise due to aging population, long-term growth comes mainly from net in-migration. Working-age adults come to Oregon as long as Oregon has favorable economic and living conditions. During the 1980s, which include a major recession and a net loss of population during the early years, net migration contributed to 22 percent of the population change. On the other extreme, net migration accounted for 76 percent of the population change during the booming economy of early 1990s. This share of migration to population change declined to 32 percent in 2010, lowest since early 1980s when Oregon actually had negative net migration for several years. As a sign of slow to modest economic gain, the ratio of net migration-to-population change has registered at 89 percent in 2018 and will continue to rise throughout the forecast horizon. By 2029, all of the population growth and more in Oregon will come from the net migration due to the combination of continued high net migration, decline in the number of births, and the rise in the number of deaths. The natural increase of population, defined as the numbers of births minus deaths, will actually turn negative by the end of the forecast period due to the below replacement level fertility and increase in the number of deaths associated with the increase in the elderly population. With Oregon’s favorable economic and environmental conditions, high level of net migration into Oregon will continue through the forecast horizon that will be solely responsible for Oregon’s population growth.

Age structure and its change affect employment, state revenue, and expenditure. Demographics are the major budget drivers, which are modified by policy choices on service coverage and delivery. Growth in many age groups will show the effects of the baby-boom and their echo generations during the forecast period of 2018- 2029. It will also reflect demographics impacted by the depression era birth cohort combined with changing migration of working age population and elderly retirees through history. After a period of slow growth during the 1990s and early 2000s, the elderly population (65+) has picked up a faster pace of growth and will surge to the record high levels as the baby-boom generation continue to enter this age group and attrition of small depression era cohort due to death. The average annual growth of the elderly population will be 2.9 percent during the 2018-2029 forecast period. However, the youngest elderly (aged 65-74) has been growing at an extremely fast pace in the recent past and will continue the trend in the near future exceeding 4 percent annual rate of growth due to the direct impact of the baby-boom generation entering the retirement age and smaller pre-baby boom cohort exiting the 65-74 age group. This fast paced growth rate will taper off to negative growth by the end of the forecast period as a sign of end of the baby-boom generation transitioning to elderly age group. Reversing several years of slow growth and a period of shrinking population, the elderly aged 75-84 started to show a positive growth as the effect of depression era birth-cohort has dissipated. An unprecedented fast pace of growth of population in this age group has started as the baby-boom generation is starting to   mature into 75-84 age group. Annual growth rate during the forecast period of 2018-2029 is expected to be unusually high 5.3 percent. The oldest elderly (aged

85+) will continue to grow at a slow but steady rate in the near future due to the combination of cohort change, continued positive net migration, and improving   longevity. The average annual rate of growth for this oldest elderly over the forecast horizon will be 2.9 percent. An unprecedented growth in oldest elderly will commence near the end of the forecast horizon as the fast growing 75-84 age group population transition into this oldest elderly age cohort. As a sign of massive demographic structure change of Oregon’s population, starting in 2023 the number of elderly population will exceed the number of children under the age of 18. To illustrate the contrast, in 1980 elderly population numbered less than half of the number of children in Oregon.

As the baby-boom generation matures out of oldest working-age cohort combined with slowing net migration, the once fast-paced growth of population aged 45-64 has gradually tapered off to below zero percent rate of growth by 2012 and has remained and will remain at slow or below zero growth phase for several years . The size of this older working-age population will see only a small increase by the end of the forecast period. The 25-44 age group population is recovering from several years of declining and slow growing trend. The decline was mainly due to the exiting baby-boom cohort. This age group has seen positive but slow growth starting in the year 2004 and will increase by 1.5 percent annual average rate during the forecast horizon mainly because of the exiting smaller birth (baby-bust) cohort being replaced by larger baby-boom echo cohort. The young adult population (aged 18-24) will remain nearly unchanged over the forecast period. Although the slow or stagnant growth of college-age population (age 18-24), in general, tend to ease the pressure on public spending on higher education, but college enrollment typically goes up during the time of very competitive job market, high unemployment, and scarcity of well-paying jobs when even the older people flock back to colleges to better position themselves in a tough job market. The growth in K-12 population (aged 5-17) will remain very low in the near future and will see negative growth for the rest of the forecast years. This will translate into slow growth or even decline in the school enrollments. On average for the forecast period, this school-age population will actually decline by -0.2 percent annually. The growth rate for children under the age of five has remained below or near zero percent in the recent past due to the sharp decline in the number of births.

Although the number of children under the age of five declined in the recent years, the demand for child care services and pre-Kindergarten program will be additionally determined by the labor force participation and poverty rates of the parents.

Overall, elderly population over age 65 will increase rapidly whereas the number of children actually decline over the forecast horizon. The number of working-age adults in general will show fast paced growth after the year 2023. Hence, based solely on demographics of Oregon, demand for public services geared towards children and young adults will likely to decline or increase at a slower pace, whereas demand for elderly care and services will increase rapidly.

Procedure and Assumptions

Population forecasts by age and sex are developed using the cohort-component projection procedure. The population by single year of age and sex is projected based on the specific assumptions of vital events and migrations. Oregon’s estimated population of July 1, 2010 based on the most recent decennial census is the base for the forecast. To explain the cohort-component projection procedure very briefly, the forecasting model “survives” the initial population distribution by age and sex to the next age-sex category in the following year, and then applies age-sex-specific birth and migration rates to the mid-period population. Further iterations subject the in-and-out migrants to the same mortality and fertility rates.

Populations by age-sex detail for the years 2000 through 2009, called intercensal estimates, are developed by OEA based on 2000 and 2010 censuses. Post-censal population totals for the years 2010 through 2018 are from the Population Research Center, Portland State University. The numbers of births   through 2018 and the deaths through 2017 are from Oregon’s Center for Health Statistics. All other numbers and age-sex detail are generated by OEA. Annual numbers of births are determined from the age-specific fertility rates projected based on Oregon’s past trends and past and projected national trends. Oregon’s total fertility rate is assumed to be 1.6 per woman in 2018 and this rate is projected to remain below the replacement level of 2.1 children per woman during the forecast period, tracking below the national rate. Life Table survival rates are developed for the year 2010. Male and female life expectancies for the 2010-2029 period are projected based on the past three decades of trends and national projected life expectancies.

Gradual improvements in life expectancies are expected over the forecast period. At the same time, the difference between the male and female life expectancies will continue to shrink. The male life expectancy at births of 77.4 and the female life expectancy of 81.8 in 2010 are projected to improve to 79.4 years for males and 83.5 years for females by the year 2029.

Estimates and forecasts of the number of net migrations are based on the residuals from the difference between population change and natural increase (births minus deaths) in a given forecast period. The migration forecasting model uses Oregon’s employment, unemployment rates, income/wage data from Oregon and neighboring states, and past trends. Distribution of migrants by age and sex is based on detailed data from the American Community Survey. The annual net migration between 2018 and 2029 is expected to remain in the range of 38,500 to 47,500, averaging 42,600 persons annually. In the recent past, slowdown in Oregon’s economy resulted in smaller net migration and slow population growth. Estimated population growth and net migration rates in 2010 and 2011 were the lowest in over two decades. Migration is intrinsically related to economy and employment situation of the state. Still, high unemployment and job loss in the recent past have impacted net migration and population growth, but not to the extent in the early 1980s. Main reason for this is the fact that other states of potential destination for Oregon out-migrants were not faring any better either, limiting the potential destination choices. The role of net migration in Oregon’s population growth will get more prominence as the natural increase will decline considerably due to rapid increase in the number of deaths associated with aging population and decline in the number of births largely due to the decline in fertility rate.

INITIATIVE PETITIONS, LEGISLATIVE REFERRALS AND REFERENDUM PETITIONS

Initiative Petitions

General. The State Constitution, Article IV, Section 1, reserves to the people of the State (1) the initiative power to amend the State constitution or to enact State legislation by placing measures on the statewide general election ballot for consideration by the voters and (2) the referendum power to approve or reject at an election any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session. The Legislative Assembly may also refer an act to the voters for approval or rejection.

State law permits any person to file a proposed initiative with the Secretary of State’s office without payment of fees or other burdensome requirements.  Because many proposed initiative measures     are submitted that do not qualify for the ballot, the State does not formally or systematically monitor the impact of those measures or estimate their financial effect prior to the time the measures qualify for the ballot. Consequently, the State does not ordinarily disclose information about proposed initiative measures that have not qualified for the ballot.

Requirements for Proposed Initiative Measures to Be Placed on the Ballot. To place a proposed initiative on a general election ballot, the proponents must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State.  Any elector may sign an initiative petition for any measure on which the elector is entitled to vote.

The initiative petition must be submitted to the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. As a practical matter, proponents of an initiative have approximately two years in which to gather the necessary number of signatures. State law permits persons circulating initiative petitions to pay money to persons obtaining signatures for the petition.

Although a large number of initiative measures are submitted to the Secretary of State’s office, a much smaller number of petitions contain sufficient signatures to be placed on the ballot. Once an initiative measure has gathered a sufficient number of signatures and qualified for placement on the ballot, the State is required to prepare a formal estimate of the measure’s financial impact. Typically, this estimate is limited to an evaluation of the direct dollar impact. Historically, a larger number of initiative measures have qualified for the ballot than have been approved by the electors.

Legislative Referrals and Referendum Petitions

The Legislative Assembly may refer constitutional amendments or statutory changes to the Oregon voters for their approval. In addition, within 90 days after the end of a legislative session, any person may file a petition seeking to have any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session referred to the voters for their approval or rejection at the next general election, or at a special election provided for by the Legislative Assembly. To place a proposed referendum on the ballot, the proponents must submit to the Secretary of State within 90 days after the end of the legislative session referendum petitions signed by the number of qualified voters equal to four percent of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State. Any elector may sign a referendum petition for any measure on which the elector is entitled to vote. An act approved by the voters through the referendum process becomes effective 30 days after the date of the election at which it was approved. A referendum on part of an act does not prevent the remainder of the act from becoming effective as provided in the act.

PENSION AND POST EMPLOYMENT BENEFITS

The State is one of many participants in the statewide Oregon Public Employees’ Retirement System (“PERS” or “System”). The State participates in three retirement pension benefit programs provided through PERS and three retirement healthcare benefit programs (two provided through PERS and one  provided  by  the State’s  Public  Employees’  Benefit  Board  (“PEBB”)).  Most public employers in Oregon, including State government employers, participate in PERS. Benefits provided through PERS are paid from the Oregon Public Employees’ Retirement Fund (“OPERF”). The Public Employees’ Retirement

Board (the “PERS Board”) administers PERS and is responsible for setting policies and for providing administrative direction to PERS.

Funding Levels. Milliman released its valuation report for the System as of December 31, 2017 (the “2017 System Report”) on September 28, 2018, and the State’s individual valuation report as of December 31, 2017 (the “2017 State Report”) on October 16, 2018.

According to a Milliman presentation dated October 4, 2019 presented to the PERS Board on such date, the unfunded actuarial liability ("UAL") of the System as of December 31, 2018 increased by approximately $5 billion from the System UAL as of December 31, 2017. This increase is due primarily to investment returns for the Oregon Public Employees Retirement Fund ("OPERF") for calendar year 2018 of approximately 0.5%. The actuarial valuation report for the System as of December 31, 2018 is expected to be released later in October 2019, and the State's individual actuarial valuation report is expected to be released later in 2019.

The funded status of the System and of the State as reported by Milliman will change over time depending on a variety of factors, including the market performance of the securities in which the OPERF is invested, future changes in compensation and benefits of covered employees, demographic characteristics of members, methodologies and assumptions used by the actuary in estimating the assets and liabilities of PERS, and other actions taken by the PERS Board and the Legislative Assembly.

As reflected in its Comprehensive Annual Financial Report for the fiscal year ended June 30, 2018, and in accordance with applicable standards issued by the Governmental Accounting Standards Board ("GASB"), the State, excluding component units, reported a net pension liability of $2.8 billion and recognized pension expenses of $569 million. The net pension liability was measured as of June 30, 2017 based on an actuarial valuation as of December 31, 2015.

Employer Contribution Rates. The State's current 2019-2021 employer contribution rates are as follows: Tier 1/Tier 2 21.79%, OPSRP General Service 14.48% and OPSRP Police and Fire 19.11%.

2019 PERS Changes. At its July 26, 2019 meeting, the PERS Board decided to retain the majority of the current actuarial assumptions and methods used on the 2017 System valuation, including retaining the investment fund's assumed earnings rate of 7.2%. Detailed information of the impact on the System's and State's unfunded actuarial liability, funded status, and projected employer contribution rates will be available in the actuarial valuation report as of December 31, 2018, which, for the System, is expected to be released in the Fall of 2019.

During the 2019 Legislative Session, the Legislative Assembly passed Senate Bill 1049, which contains provisions to address funding of the System. Some of the changes include: redirecting a portion of certain member contributions to fund the defined benefit plan if the System funded status is less than 90 percent funded, one-time re-amortization of the Tier 1/Tier 2 UAL from 20 to 22 years, work after retirement provisions, and limitations on an employee's salary for any given calendar year which factors into the calculation of benefits at retirement. System savings generated from this bill during the 2019-2021 biennium will be used to offset future employer contribution rates. Re-amortization of the Tier 1/Tier 2 UAL is expected to extend the retirement of the UAL by approximately six years to 2041. A petition has been filed with the Oregon Supreme Court challenging the constitutionality of two provisions of Senate Bill 1049. While it cannot predict the outcome of the challenges, the State estimates that if both provisions are determined to be unconstitutional, the impact to the State will not be material.

System Pension Programs

The three PERS pension programs are composed of two defined benefit programs and one program that has features similar to a defined contribution plan. In a defined benefit plan, the investment risk for the plan assets is borne by the employer. In a defined contribution plan, the investment risk for the plan assets is borne by the employee. A combination of participating employer contributions (determined by the PERS Board based upon the results of actuarial valuations), investment earnings and employee contributions (determined by statute, currently 6 percent of salaries and 7 percent for judges) fund these pension programs.

Employees hired before January 1, 1996 are known as “Tier 1” participants. The retirement benefits applicable to Tier 1 participants are based primarily on a defined benefit model. Employees hired on or after January 1, 1996 and before August 29, 2003 are known as “Tier 2” participants. The Tier 2 program also provides a defined benefit but with lower expected costs to employers than under the Tier 1 benefit. Employees hired on or after August 29, 2003 are participants in a successor retirement program to the Tier 1 and Tier 2 retirement programs (the “T1/T2 Pension Programs”) known as the Oregon Public Service Retirement Plan (“OPSRP”).

PERS also offers a program that has features similar to a defined contribution benefit known as the Individual Account Program (“IAP”). Effective January 1, 2004, active Tier 1, Tier 2 (T1/T2) and OPSRP employees became members of the IAP. Tier 1 and Tier 2 employees retain their existing T1/T2 Pension Program account, but the IAP account receives any future member contributions.

System Pension Plan Asset and Liabilities Valuations

Oregon statutes require an actuarial valuation of the System by a competent actuary at least once every two years. The current PERS actuary is Milliman, Inc. (“Milliman”). Under current practice, actuarial valuations are performed annually, but only valuations as of the end of each odd-numbered year are used to determine annual required employer contribution rates.  Valuations are released approximately one year after the valuation date. The most recent valuation report for the System is as of December 31, 2017 (the “2017 System Valuation Report”).

The System Valuations include actuarial valuations for the T1/T2 Pension Programs and OPSRP. In connection with the T1/T2 Pension Programs, the State is pooled with certain local governments and community college districts (the “State and Local Government Rate Pool” or “SLGRP”). Because OPSRP’s assets and liabilities are pooled on a program-wide basis, the State is pooled with all Oregon local governments in connection with OPSRP.

The PERS actuary releases the State’s individual valuation reports near the end of each calendar year. These annual valuation reports provide the State’s portion of the unfunded actuarial liabilities of the SLGRP and OPSRP based on the State’s proportionate share of SLGRP and System covered payroll, respectively, as of the valuation date. An employer’s unfunded actuarial liability (“UAL”) is the excess of the actuarially determined present value of the employer’s benefit obligations to employees over the existing actuarially determined assets available to pay those benefits.

Each year at the December PERS Board meeting, the actuary presents results of long-term, financial modeling using a monte carlo simulation with then-current asset allocations. The possible outcomes of such financial modeling are used, in part, by the PERS Board to inform its decisions on the adoption of certain actuarial methods and assumptions.

The Oregon State Treasurer is the investment officer for the State of Oregon. Investment standards are established in ORS 293.726 and require funds to be managed as a prudent investor would do. The Oregon Investment Council (“OIC”) establishes policies for the investment and reinvestment of moneys in PERS investment funds. Policies are established based on the primary investment asset class of each investment manager. The OIC has approved the following asset classes for the OPERF:  Oregon Short-Term Fund  (for cash balance), Fixed Income, Real Estate, Public and Private Equities, and Alternative Investments. In addition, OPERF invests in the Opportunity Portfolio, which may be populated with investment approaches across a wide range of investment opportunities with no limitation as to asset classes or strategies. The target investment portfolio mix at market value was revised at the OIC meeting of April 24, 2019, to 32.5 percent global equity, 17.5 percent private equity, 20 percent fixed income, 12.5 percent real estate, 7.5 percent alternatives – illiquid, 7.5 percent alternatives – diversifying strategies, and 2.5 percent risk parity.

The funded status of the pension programs will change depending on the market performance of the securities that OPERF is invested in, future changes in compensation and benefits of covered employees, demographic characteristics of members and methodologies and assumptions used by the actuary in estimating the assets and liabilities of PERS. Additionally, the market value of the investments held in OPERF is determined using various sources.

State Employer Contribution Rates

At the end of each odd-numbered year, actuarial valuations determine the employer contribution rates that are officially set by the PERS Board. Pursuant to Oregon Revised Statutes 238.225, all employers participating in PERS are required to make their contribution to PERS based on the employer contribution rates set by the PERS Board. Due to the contribution rate stabilization method (“Rate Collar”), the PERS Board-approved employer contribution rates for some employers, including the State, are currently less than the actuarially required contribution (ARC). The Rate Collar is an actuarially sound methodology that stabilizes contribution rates by spreading large rate increases over multiple biennia.

Changes in Financial Reporting for Pension Plans

The Governmental Accounting Standards Board (GASB) adopted new pension accounting standards effective for the June 30, 2014 fiscal year, which differed from historical methodologies used by the State for funding purposes and those used to represent funded status. Among the changes to the GASB standards are the inclusion of pension liabilities on a government’s balance sheet; mark to market valuation of assets; lower actuarial discount rates; and the recognition of differences between expected and actual demographic and investment experience are recognized incrementally over a closed period when reporting annual employer pension expense. The new accounting standards affect financial reporting but do not require changes to funding policies.  GASB required disclosures appear annually in the CAFR.

Total and Net Pension (Asset)/Liability

Beginning with the fiscal year ended June 30, 2014, the PERS began reporting financial information in conformity with new accounting and financial reporting requirements applicable to pension plans. Beginning with the fiscal year ended June 30, 2015, the State began reporting financial information in conformity with the new accounting and financial reporting requirements applicable to employers who participate in pension plans, which significantly changed the way pension liabilities are reported in their CAFRs by states and local governments. As a result of these changes, the State reports its Net Pension (Asset)/Liability based upon the State’s proportionate share of the PERS system-wide Net Pension (Asset)/Liability.

Other Post-Employment Benefits (OPEB)

In addition to pension benefits provided through PERS, the State provides healthcare benefits (medical, vision and dental) through two PERS health insurance programs and through PEBB. At the time of retirement, State employees can choose whether to obtain post-employment benefits through PERS or through PEBB. Approximately 47,261 retirees receive healthcare benefits through PERS health insurance programs and approximately 903 retirees receive healthcare benefits through PEBB.

PERS-Sponsored Retirement Health Insurance Account Plan (“RHIA”)

Retirees who receive pension benefits through the T1/T2 Pension Programs and are enrolled in certain PERS-administered health insurance programs may receive a subsidy towards the payment of health insurance premiums. ORS 238.420 established the Retirement Health Insurance Account program under which qualified retirees may receive a subsidy for Medicare supplemental health insurance of up to $60 per month towards the cost of their health insurance premiums. The State’s employer contribution rate for the RHIA program for the 2017-19 biennium was 0.50 percent of payroll and was a component of the estimated State blended employer contribution rate of 13.81 percent for the 2017-19 biennium. As of December 31, 2017 the RHIA program has an unfunded actuarial liability of approximately $(115.7) million representing a funded ratio of approximately 126.4 percent, of which $(33.0) million is allocable to the State.

PERS-Sponsored Retiree Health Insurance Premium Account Plan (“RHIPA”)

Another subsidy is available to pre-Medicare-age State retirees through the Retiree Health Insurance Premium Account plan. On or before January 1 of each year, the PERS Board calculates the average difference between the health insurance premiums paid by retired State employees under contracts entered into by the PERS Board and health insurance premiums paid by State employees who are not retired. RHIPA authorizes payment of this average difference to qualified retired State employees. The State’s employer contribution rate for the RHIPA program for the 2017-19 biennium was 0.49 percent of payroll and was a component of the estimated State blended employer contribution rate of 13.81 percent for the 2017-19 biennium. As of December 31, 2017, the RHIPA program had an unfunded actuarial liability of approximately $39.5 million, representing a funded ratio of approximately 43.0 percent, all of which is allocable to the State.

Net OPEB (Asset)/Liability

Beginning with the fiscal year ended June 30, 2017, PERS began reporting financial information in conformity with new accounting and financial reporting requirements applicable to other postemployment benefit (OPEB) plans. Beginning with the fiscal year ended June 30, 2018, the State began reporting financial information in conformity with new accounting and financial reporting requirements applicable to employers who participate in OPEB plans, which significantly changed the way OPEB liabilities are reported by states and local governments in their annual financial reports. The new accounting standards affect financial reporting, but do not require changes to funding policies.

PEBB Retiree Health Insurance Benefit Plan

In addition to the explicit pension and healthcare benefits provided to retired State employees through PERS, the State provides an implicit rate subsidy for healthcare benefits (medical, vision and dental) through PEBB to approximately 903 retirees (as of June 30, 2018) who do not receive healthcare benefits through PERS and are not yet eligible for Medicare. This PEBB’s rate subsidy is considered a State obligation for accounting purposes to comply with OPEB standards (GASB 75). The PEBB OPEB obligation exists because the State is providing an implicit rate subsidy to retirees to purchase healthcare through the PEBB at the same premium amount as active employees.

The State’s actuary for PEBB prepared an actuarial valuation as of July 1, 2017 (the “2017 PEBB Valuation”) for purposes of complying with the OPEB standards. The valuation was prepared using the Entry Age Normal actuarial cost method. Significant assumptions used in the actuarial valuation include projected payroll growth of 3.5 percent and a 3.87 percent discount rate. Under GASB 75, pay-as-you-go plans must use a discount rate that reflects a yield or index rate for 20-year tax-exempt general obligation municipal bonds with an average rating of AA/Aa or higher. The discount rate assumed for the June 30, 2018 reporting date reflects the Bond Buyer 20-Year General Obligation Bond Index. The valuation uses a medical healthcare cost inflation adjustment of 0.8 percent for fiscal year 2018, 5.1 percent for 2019, 5.3 percent for 2020, an average of 5.6 percent between fiscal years 2021 and 2046, and the rate grades down from 5.6 percent to 4.2 percent between fiscal years 2047 and 2097. The dental healthcare cost inflation adjustment was (1.1) percent for 2018, 3.1 percent for 2019 and 4 percent for all subsequent fiscal years. The plan’s inflation assumption is 2.5 percent. There is no contractual obligation for this pooled healthcare program, but it is being calculated in the Valuation and reported in the State’s financial statements as a means to comply with OPEB standards.

DEBT AUTHORITY AND BOND ISSUANCE

Administration

Oregon law authorizes the State Treasurer to coordinate the issuance of all State of Oregon bonds. The Treasurer reviews and approves the terms and conditions of bond sales and issues all bonds for State agencies. By centralizing this authority, the agencies for which bonds are issued are encouraged to plan their offerings well in advance and to work together to obtain the most favorable market reception. In addition, the uniform approach permits greater control of the State’s overall debt position, allowing the Treasurer to address the interests and concerns of the financial community and rating agencies as well as those of the State agencies.

The State Treasurer advises the Governor on the total biennial bonding level for State agency programs in the development of the Governor’s recommended budget. The Legislative Assembly authorizes bonds to be issued for each agency’s program in the “biennial bond bill”. The Governor’s recommended budget includes requests by agencies for bonds to fund their capital project needs, as well as agencies’ grant and loan programs. The Legislative Assembly reviews each program request and approves what it determines to be an appropriate level of issuance in the biennial bond bill.

The State generally issues four types of “long-term” financing obligations: general obligation bonds, appropriation obligations, direct revenue bonds and conduit revenue bonds. The State also may issue full faith and credit short-term borrowings, known as “Tax Anticipation Notes.” The Treasurer approves financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approves certificates of participation with respect to the financing agreements. The principal amount of such financing agreements is treated as bonds subject to the biennial bond bill.

Prior to the issuance of bonds, agencies typically submit reports to the State Treasurer that project future cash flows, the agency’s ability to meet future debt service, and the agency’s historical performance on payments and delinquencies. Agencies must also provide cash flow projections and other requested information to the State Treasurer on a periodic basis. Agency bond programs may be audited annually with the audit results published as soon after the audit as possible.

Capital Needs and Budget Process

Oregon law requires the Governor’s recommended budget to include capital construction needs for a minimum of six years. Prior to the biennial preparation of the Governor’s recommended budget, agencies submit their projected capital needs for the upcoming biennium and for the two subsequent biennia. These requests are evaluated and placed in the Governor’s recommended budget under one of two categories: capital improvements (less than $1,000,000) or major construction and acquisition projects ($1,000,000 or more). The capital improvement projects are included in agency operating budget appropriation bills. The major construction and acquisition projects are approved by the Legislative Assembly in the capital construction bill.

Authorization

The Oregon Constitution generally prohibits state government from incurring any indebtedness that exceeds $50,000. Consequently, all general obligation bonds are authorized by an amendment to the Oregon Constitution that has been approved by Oregon voters and that permits bonds to be issued as an exception to the constitutional debt limit.

General Obligation Bonds

The amount of general obligation bonds that may be issued is usually expressed in the Constitution as a percentage of the statewide property value. The general obligation bond programs are also subject to legislative direction. The Legislative Assembly may place limits on general obligation bond programs that are more restrictive than those approved by the voters.

The State’s general obligation debt is secured by a pledge of the full faith and credit and statutory taxing power of the State of Oregon. In addition to any revenues from the program for which the bonds are issued, general obligation bonds may be paid from any undedicated and unrestricted moneys of the State. A property tax, where authorized by the Oregon Constitution, may also be levied to pay some general obligation bonds, although the State has not levied such a tax to pay any bonds in many years.

There are 17 constitutionally authorized general obligation bond programs. Although each of these programs may draw on the State’s General Fund or other taxing authority, many of the programs are fully self-supporting from program or other revenue streams.

The following active general obligation bond programs are primarily supported by the State’s General Fund: Higher Education Facilities and Community College Bonds, Pollution Control Bonds, Oregon Opportunity Bonds, Seismic Rehabilitation Bonds for Public Education and Emergency Services

Buildings, and a portion of the Pension Obligation Bonds and State Property Bonds. Additionally, the Oregon Constitution authorizes the State to incur indebtedness to provide grants to school districts through the Department of Education to assist in financing capital costs of school districts.

The following general obligation bond programs are either partially or fully self-supporting: Veterans’ Welfare Bonds, Higher Education Facilities Bonds, Pollution Control Bonds, Water Resources Bonds, Elderly and Disabled Housing Bonds, Alternate Energy Bonds and a portion of the Pension Obligation Bonds and State Property Bonds.

In addition to the general obligation bond programs described above, the Oregon Constitution authorizes the State Treasurer to pledge the full faith and credit of the State to guarantee the general obligation bonds of Oregon’s common or union high school districts, education service districts or community college districts. As of January 2019 the State guarantees outstanding school district bonds of approximately $7.4 billion under this program and has not issued any bonds under this authorization.

Tax Anticipation Notes

ORS 286A.045 authorizes a short-term, full faith and credit, borrowing program for the State through the issuance of Tax Anticipation Notes (TANs). The State may borrow and issue notes in anticipation of the collection of State taxes and revenues to be received during a biennium. The notes typically mature within 13 months. They are not considered debt within the meaning of any Constitutional prohibition because they mature and are repaid within a biennium. If the State General Fund or other available revenues are insufficient to pay the TANs, the State Treasurer may use internal borrowing to make any required payment.

Appropriation Credits

The State also issues appropriation credits that are special limited obligations of the State payable solely from funds appropriated or otherwise made available by the Legislative Assembly. The obligation of the State to provide appropriated moneys and to pay those borrowings is subject to future appropriation by the Legislative Assembly for the fiscal period in which payments are due.

Certificates of Participation. Under Oregon law (ORS 283.085 to 283.092), the State is authorized to enter into financing agreements to finance real and personal property projects for State agencies using certificates of participation. Each certificate represents an interest in and right to receive a portion of loan payments made by the State to a trustee for the certificate holders. The State’s obligation to make the loan payments is subject to appropriation by the Legislative Assembly of the payment amounts each biennium. In some cases, the State’s repayment obligation is also secured by a pledge of certain projects financed by the certificates as collateral. Following voter approval of an amendment to the Oregon Constitution in 2010 that authorizes the State to issue general obligation bonds to finance real and personal property projects under Article XI-Q of the Oregon Constitution, the State expects to use Certificate of Participation authority on a more limited basis.

Direct Revenue Bonds

State revenue bond programs operate under statutory authority from the Legislative Assembly. Each program is fully self-supporting, and has no general obligation backing from the State. The Legislative Assembly, however, could provide a funding stream if program revenues were insufficient to support debt service payments. The Legislative Assembly normally limits revenue bonds to a specific dollar amount.

The following are active revenue bond programs authorized by the Legislative Assembly: State Highway User Tax Bonds, Lottery Revenue Bonds, Oregon Bond Bank Revenue Bonds, and Single-Family and Multifamily Housing Revenue Bonds.

Conduit Revenue Bonds

The State has three authorized and active conduit or “pass-through” revenue bond programs consisting of the Oregon Facilities Authority, Industrial and Economic Development Revenue Bonds, and Housing Development Revenue Bonds. The Legislative Assembly has authorized these conduit revenue bond programs, and pursuant to that authority the State is the issuer of the bonds. The bonds are repaid only from revenues generated by the projects financed or from other sources available to a borrower. The State has no financial obligation for these bonds and bondholders have no recourse against the properties, funds or assets of the State.

LITIGATION

Members of the public and advocacy groups from time to time assert that they intend to file a legal action against the State challenging certain programs, laws or actions that the State or its officers or agencies have taken. Because the State cannot be certain as to whether such actions will actually be filed, the legal assertions that may be made in a potential action or the remedy sought in terms of the amount of damages or performance requested of the State, the State includes as threatened litigation only situations in which the State is engaged in active settlement negotiations with a person or advocacy group in order to pre-empt filing of a lawsuit.

Claims Against the State of Oregon Exceeding $200 Million

Forest Management Rules Challenge

On March 10, 2016, Linn County filed a complaint for a class action lawsuit against the State regarding the rules under which timber is harvested on State forest lands. The county claims that actions taken under a 1998 rule adopted by the State’s Department of Forestry breaches statutory contracts between the State and the counties under which the State received donations of forest lands from the counties. The State has managed the lands pursuant to forest management plans that the counties allege have reduced the revenues paid to counties because of conservation measures. On behalf of the class, the county seeks to recover lost revenues of approximately $528.6 million since 2001 and future damages of $881 million. The court has certified the class. The class on whose behalf the county has filed suit consists of 14 counties and approximately 130 government taxing districts that share or receive revenues for the State forest lands. The State brought summary judgment motions against the claims, but the court denied them. The case is now proceeding to trial scheduled for October 24, 2019. It is too early for the State to estimate the actual liability, if any, that might be imposed due to the lawsuit, but the State plans to vigorously defend against the lawsuit.

Cover Oregon

In 2011, the State hired a private contractor, Oracle America, Inc. (“Oracle”), both to modernize its social services systems and to develop a health insurance exchange website through which Oregonians would shop for and obtain the insurance coverage required in the federal Affordable Care Act. The State paid more than $240 million for Oracle products and services. The website, however, never worked and in November 2014, the State transitioned its health insurance exchange to the federal website. The modernization project was put on hold.

As a result of the failure of the website to become fully functional and the failure of the modernization of the social services systems, the State and Oracle engaged in extensive litigation. The parties settled the litigation in 2016.

The start-up of Oregon’s health insurance exchange, along with the exchanges of a number of other states, is also the subject of federal inquiries into the use of federal grant funds on the health insurance exchange project. It is possible that the federal government could determine that certain expenditures for Oregon’s health insurance exchange and social services modernization project were improper or otherwise returnable. If that occurs, it is possible the federal government may seek repayment from the State for any disallowed amounts, up to the full amount the federal government paid the State, approximately $300 million.

Potential Superfund Site Liability

Two State agencies are participating in a confidential, non-judicial mediation process that will result in an allocation of costs associated with the investigation and cleanup of the in-river and upland portions of the Portland Harbor, an approximately 10-mile stretch of the lower Willamette River area that the U.S. Environmental Protection Agency (the “EPA”) has listed as a Superfund site under the federal Superfund law (“CERCLA”). Over 200 parties, private companies and public entities, may eventually be found liable for a share of the costs related to investigation and clean-up of the Portland Harbor Superfund Site.

The Oregon Department of Transportation (“ODOT”) and the Oregon Department of State Lands (“DSL”) have received General Notice Letters from the EPA informing them that the State, by and through those agencies, is a potentially responsible party (“PRP”) under CERCLA for cleanup costs at the site. The EPA’s letter to ODOT asserts that ODOT may incur CERCLA liability in part for hazardous substances in storm water draining into the Portland Harbor from ODOT-owned  highways and bridges,  as well as for potential third-party releases from property owned, leased, or operated by ODOT in  the  Portland  Harbor. As to DSL, the EPA’s letter charges that the State, through DSL and the State Land Board, is a PRP because of releases of hazardous substances by third-parties on submerged and submersible leased lands owned by the State in trust for the public and managed by DSL.

On January 6, 2017, EPA issued its final cleanup plan for the Portland Harbor Superfund site in a document called the Record of Decision (“ROD”). The ROD requires a mix of ultimate cleanup actions- dredging, capping, enhanced natural recovery and monitored natural recovery, which EPA estimates will cost $1.05 billion and take approximately 13 years to complete. Liable parties under CERCLA are responsible for funding this remedial action, as well as other preliminary actions required before full implementation of the ROD, such as additional investigations, remedial design, and agency oversight. The Portland Harbor Superfund mediation will allocate response costs among all liable parties. If the mediation is successful, it will culminate in a settlement proposal, which if accepted by the EPA will be memorialized in a judicial Consent Decree filed in the Oregon federal district court.

In September 2018, the EPA signed an Administrative Settlement and Order on Consent which obligates four PRP parties to undertake pre-remedial design sampling to investigate the current state of sediment contamination in the site. This sampling investigation and related deliverables were provided to EPA in June 2019.  EPA’s response to that information is expected later in 2019.

It is too early to estimate the proportionate share of liability for cleanup costs, if any, that may ultimately be allocated to the State agencies in the course of the mediation process. It is not known when the mediation process will end.

The Portland Harbor Superfund will also involve a separate allocation of liability for injuries to natural resources caused by contamination at the site, which is an additional type of recovery under the Superfund law known as natural resource damages (“NRD”). This NRD claim is asserted against all PRPs, including ODOT and DSL, by the Portland Harbor natural resource trustees, a group composed of five tribes, two federal agencies and the State, acting through its trustee, the Oregon Department of Fish and Wildlife. The trustees have initiated a cooperative injury assessment process funded by thirty parties, the goal of which is to reach settlements of the NRD claim based on readily available information. The State is seeking a settlement of its NRD liabilities. It is too early to evaluate what, if any, share of liability either ODOT or DSL may ultimately bear for this NRD claim.

The State is pursuing claims for insurance coverage of its Portland Harbor defense costs and expects to make additional insurance claims in the future for any eventual  liabilities  for cleanup  costs  and  NRD. These claims are based on commercial general liability insurance policies the State held from 1968 to 1972, and on insurance policies that listed DSL and ODOT as additional insureds. These insurance carriers have agreed to participate in funding the State’s defense in Portland Harbor proceedings, but have reserved their rights to deny indemnity coverage. In October 2015, the State filed suit in state court against its primary insurance carrier, Pacific Indemnity Co., asserting that Pacific Indemnity is obligated to fund a greater proportion of the State’s defense costs in Portland Harbor than it has so far. Other insurance carriers whose policies are at issue joined the lawsuit. In June 2019, the State executed a settlement agreement with Pacific Indemnity and several other insurers regarding their obligation to pay for most of the State’s defense costs through 2024.  The State has also reached a defense costs settlement in principle with another insurer and remains in litigation over defense costs with one additional insurer.

Community Care Organization

A coordinated care organization in Oregon, Family Care, Inc. (“FamilyCare”) contested the 2015 and 2016 reimbursement rates from the State that funded the organization’s operations. In June 2016, the Oregon Health Authority (OHA) and FamilyCare entered into a settlement agreement resolving their financial disputes for the 2015 and 2016 rate years.  OHA agreed that it would not use compensation awarded under the settlement agreement as a basis for limiting the amount that could be paid to Family Care in future rate years. In December 2016, OHA and FamilyCare entered into a dispute resolution agreement setting forth a protocol for the parties to try to resolve FamilyCare’s concerns that OHA had violated the settlement agreement in setting its 2017 rates.

In February 2017, FamilyCare filed a lawsuit challenging its 2017 contract rates; FamilyCare has since amended its complaint four times to add new claims. The fourth amended complaint includes the following claims against OHA and the current and former Directors: (a) breach of express and implied terms in the 2016 settlement agreement by using the amounts paid under the settlement agreement to limit or reduce FamilyCare’s 2017 and 2018 rates; (b) breach of express and implied terms of the dispute resolution agreement (c) intentional interference with FamilyCare’s business relations; (d) a claim under Oregon’s Administrative Procedures Act alleging, among other things, that FamilyCare’s 2017 and 2018 rates are not actuarially sound as required by federal law; (e) a federal civil rights claim alleging taking of Family Care’s property rights to business goodwill and “reasonable expectation to actuarially sound rates” and retaliation against FamilyCare for exercise of its first amendment rights; and (f) breach of contract for failure to provide actuarially sound rates. FamilyCare seeks specific performance and money damages in the amount of at least $111 million plus attorney fees and seeks a judicial declaration that would effectively prohibit OHA from paying FamilyCare at the 2017 or 2018 contract rates. Through the course of litigation some of the claims have been eliminated, but the general theories, themes and damages remain. Some of the court’s decisions on motions for summary judgment have been taken up on immediate appeal. The trial court action has been stayed pending the outcome of those appeals.

Pro Se Cases

There are also several pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of the State having to pay anything in any of these cases is negligible.

PART C

OTHER INFORMATION
AQUILA MUNICIPAL TRUST

ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 30 of the most recently filed Registration Statement of Aquila Municipal Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 33-1857 and 811-4503), as filed with the Securities and Exchange Commission on July 24, 2019 (Accession No. 0000784056-19-000041), which information is incorporated herein by reference.

ITEM 16. EXHIBITS

(1)(a)	Amended and Restated Declaration of Trust	(1)
(1)(b)	Schedule A and Schedule B to Amended and Restated Declaration of Trust	(7)
(2)(a)	By-Laws	(2)
(3)	Not applicable
(4)	Form of Agreement and Plan of Reorganization	(*)
(5)	Reference is made to Exhibits (1) and (2) hereof
(6)(a)	Advisory and Administration Agreement - Aquila Tax-Free Trust of Oregon	(7)
(6)(b)	Sub-Advisory Agreement - Aquila Tax-Free Trust of Oregon	(7)
(6)(c)	Investment Advisory Fee Waiver Agreement - Aquila Tax-Free Trust of Oregon	(7)
(7)(a)	Distribution Agreement - Aquila Tax-Free Trust of Oregon	(7)
(7)(b)	Sales Agreement for Brokerage Firms	(3)
(7)(c)	Sales Agreement for Financial Institutions	(3)
(7)(d)	Sales Agreement for Investment Advisers	(3)
(8)	Not applicable
(9)(a)	Custody Agreement	(1)
(10)(a)	Distribution Plan - Aquila Tax-Free Trust of Oregon	(7)
(10)(b)	Shareholder Services Plan - Aquila Tax-Free Trust of Oregon	(7)
(10)(c)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Trust of Oregon	(7)
(11)	Opinion of Counsel (legality of securities being offered) - Aquila Tax-Free Trust of Oregon	(**)
(12)	Form of opinion as to tax matters and consent	(**)
(13)(a)	Shareholder Services Agreement - Aquila Tax-Free Trust of Oregon	(7)
(13)(b)	Transfer Agency and Shareholder Services Agreement	(4)
(13)(c)	Fund Accounting Agreement	(1)
(14)	Consent of Independent Registered Public Accounting Firm	(**)
(15)	Not applicable
(16)	Powers of Attorney	(**)
(17)(a)	Code of Ethics of the Trust	(5)
(17)(b)	Code of Ethics of the Manager and the Distributor	(5)
(17)(c)	Code of Ethics of Davidson Fixed Income Management Inc. doing business as Kirkpatrick Pettis Capital Management	(6)
(17)(d)	Form of Proxy Card	(**)
(17)(e)	Prospectus of Aquila Tax-Free Trust of Oregon dated July 25, 2019 and Statement of Additional Information of Aquila Tax-Free Trust of Oregon dated July 25, 2019	(**)
(17)(f)	Annual Report of Aquila Tax-Free Trust of Oregon, for the fiscal year ended March 31, 2019	(**)
(17)(g)	Semi-Annual Report of Aquila Tax-Free Trust of Oregon, for the fiscal period ended September 30, 2019	(**)

(1) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 33-1857 and 811-4503) as filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2016 (Accession No. 0000784056-16-000087).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 33-1857 and 811-4503) as filed with the SEC on May 19, 2014 (Accession No. 0000784056-14-000010).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File Nos. 33-1857 and 811-4503) as filed with the SEC on October 29, 1997 (Accession No. 0000784056-97-000010).

(4) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File Nos. 33-1857 and 811-4503) as filed with the SEC on July 24, 2017 (Accession No. 0000784056-17-000062).

(5) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 33-1857 and 811-4503) as filed with the SEC on October 21, 2011 (Accession No. 0000784056-11-000027).

(6) Previously filed.  Incorporated herein by reference from the exhibits filed with the Registrant's Initial Registration Statement on Form N-14 (File No. 333-188056) as filed with the SEC on April 22, 2013 (Accession No. 0000707800-13-000014).

(7) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File Nos. 33-1857 and 811-4503) as filed with the SEC on January 16, 2020 (Accession No. 0000784056-20-000008).

(*) Attached as Exhibit A to the Proxy Statement/Prospectus

(**) Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganizations contemplated by this Registration Statement on Form N-14.

(4) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of New York and the State of New York, on the 17th day of January, 2020.

AQUILA MUNICIPAL TRUST

/s/  Diana P. Herrmann
By:            ______________________________
Name:  Diana P. Herrmann
Title:    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Diana P. Herrmann Diana P. Herrmann	Trustee, Vice Chair of the Board and President	January 17, 2020

/s/ Ernest Calderón* Ernest Calderón	Trustee	January 17, 2020

/s/ Thomas A. Christopher* Thomas A. Christopher	Chair of the Board of Trustees	January 17, 2020

/s/ Gary C. Cornia Gary C. Cornia	Trustee	January 17, 2020

/s/ Grady Gammage, Jr.* Grady Gammage, Jr.	Trustee	January 17, 2020

/s/ Glenn P. O’Flaherty* Glenn P. O’Flaherty	Trustee	January 17, 2020

/s/ Laureen L. White* Laureen L. White	Trustee	January 17, 2020

/s/ Joseph P. DiMaggio Joseph P. DiMaggio	Chief Financial Officer and Treasurer	January 17, 2020

* By: /s/ Diana P. Herrmann
Diana P. Herrmann
Attorney-in-Fact, pursuant to Power of Attorney

EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.
(11)	Opinion of Counsel (legality of securities being offered) - Aquila Tax-Free Trust of Oregon
(12)	Form of opinion as to tax matters and consent
(14)	Consent of Independent Registered Public Accounting Firm
(16)	Powers of Attorney
(17)(d)	Form of Proxy Card
(17)(e)	Prospectus of Aquila Tax-Free Trust of Oregon dated July 25, 2019 and Statement of Additional Information of Aquila Tax-Free Trust of Oregon dated July 25, 2019
(17)(f)	Annual Report of Aquila Tax-Free Trust of Oregon, for the fiscal year ended March 31, 2019
(17)(g)	Semi-Annual Report of Aquila Tax-Free Trust of Oregon, for the fiscal period ended September 30, 2019